UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

REED’s, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FORWARD LOOKING STATEMENTS

This statement contains forward-looking statements. These statements include projections, predictions, expectations or statements as to beliefs or future events or results or refer to other matters that are not historical facts. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by these statements. The forward-looking statements contained herein are based on various factors and were derived using numerous assumptions. In some cases, you can identify these forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of Reed’s, Inc.’s management. If known or unknown risks or uncertainties should materialize, or if underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind not to place undue reliance on these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this statement are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON October 5, 2022

Dear Stockholder:

Notice is hereby given that the 2022 Annual Meeting of Stockholders (“Annual Meeting”) of Reed’s, Inc. (“we”, “us”, “Reed’s” or the “company”), will be held at 11:00 a.m. Eastern time, on October 5, 2022. The Annual Meeting will be a completely virtual meeting, held via teleconference. You may attend the Annual Meeting by dialing 1-877-270-2148 (domestic) or 1-412-902-6510 (international) and by asking to be joined to the Reed’s, Inc. 2022 Annual Meeting of Stockholders. The Annual Meeting is called to conduct the following items of business:

1.	To elect John J. Bello, Norman E. Snyder, Jr., Lewis Jaffe, James C. Bass, Louis Imbrogno, Jr., Leon M. Zaltzman and Thomas W. Kosler to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification (the “Election of Directors Proposal”);
2.	To approve, for purposes of the rules of The Nasdaq Stock Market LLC, the potential issuance of more than 19.99% of our outstanding common stock upon conversion of our 10% Secured Convertible Notes (the “Convertible Note Share Issuance Proposal”);
3.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);
4.

To approve an amendment to the company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of the company’s common stock, par value $0.0001 per share, by a ratio of not less than one-for-six and not more than one-for-twenty-five at any time on or prior to December 31, 2022, with the exact ratio to be set at a whole number within this range by the board of the company in its sole discretion (the “Reverse Split Proposal”);

5.	To approve, on an advisory basis, the compensation of Named Executive Officers (the “Say-On-Pay” Proposal);
6.	To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 2 and/ or 4 (the “Adjournment Proposal”); and
7.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

All holders of record of our common stock as of the close of business on August 26, 2022, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Reed’s principal executive office. The stockholder list will also be available for review online during the virtual Annual Meeting. Any stockholder attending the virtual Annual Meeting may vote in person even if he or she has returned a proxy card.

Your vote is important. As described in your electronic proxy materials notice or on the enclosed proxy or voting instruction card, please vote by: (1) accessing the Internet website, (2) calling the toll-free number, or (3) signing, dating, and mailing the enclosed proxy or voting instruction card. We encourage you to vote via the Internet, as this is the most cost-effective method. In addition, if you vote via the Internet, you may elect to have next year’s Proxy Statement and Annual Report to Stockholders delivered to you electronically. We encourage you to enroll in electronic delivery, as it is a cost-effective way for us to provide you with proxy materials and annual reports. Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend via teleconference.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 259-6290

E-mail: info@okapipartners.com

By Order of the Board of Directors,

John J. Bello
Chairman

Norwalk, Connecticut	August [●], 2022

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope or vote by telephone or online following the instructions on the proxy.

 Important Notice Regarding the Internet Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on October 5, 2022

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available on the Internet at www.okapivote.com/REEDS

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PROCEDURAL INFORMATION

The enclosed proxy is solicited by the board of directors (“board”) of Reed’s, Inc., a Delaware corporation, for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Annual Report on Form 10K (“Annual Report”) for fiscal year ended December 31, 2021 (“2021 Fiscal Year”) are being mailed to our stockholders on or about August 29, 2022. In this Proxy Statement, we use the terms the “company,” “Reed’s” “we”, “our”, and “us” to refer to Reed’s, Inc.

References in the Proxy Materials to the “Annual Meeting” also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

About the Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live teleconference. You may attend the Annual Meeting by dialing 1-877-270-2148 (domestic) or 1-412-902-6510 (international) and by asking to be joined to the Reed’s, Inc. 2022 Annual Meeting of Stockholders. Please allow time for online login procedures.

References in the Proxy Materials to the “Annual Meeting” also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

Important Notice

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

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Voting Procedures

A representative of Okapi Partners, LLC will tabulate votes and serve as Inspector of Election for the meeting. Each stockholder will be entitled to one vote for each share with respect to each matter to be voted on at the meeting. A “stockholder of record” is a person or entity who holds shares on the record date that are registered in such Stockholder’s name on the records of our transfer agent. A person or entity who holds shares through a broker, bank, or other nominee is considered a “beneficial owner” of the shares. You may receive more than one set of proxy materials. This means your shares are held in more than one account. Please vote all of your shares.

Voting by Stockholders of Record. If you are a stockholder of record, you may vote (i) through the Internet before or at the Annual Meeting, using the instructions on the proxy card and those posted at www.okapivote.com/REEDS, (ii) by telephone from the United States, using the number on the proxy card, or (iii) by completing and returning the enclosed proxy card. To help us keep our costs low in these extraordinary times, please vote through the Internet, if possible. Shares represented by proxy will be voted during the meeting and may be revoked at any time prior to the time at which voting closes during the meeting by (i) timely submitting a valid, later-dated proxy; (ii) delivering a written notice of revocation to Thomas J. Spisak, our Chief Financial Officer and Secretary; or (iii) voting online at the virtual meeting being held via teleconference. Please note that attending the meeting without casting a vote will not revoke any previously submitted proxy. If you properly complete and sign your proxy card, but do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted in accordance with the recommendation of our board.

Voting by Beneficial Owners. If you are a beneficial owner of shares, these proxy materials are being forwarded to you by your broker (or bank or other nominee) who is considered the stockholder of record of your shares. As the beneficial owner of the shares, you are entitled to direct your broker as to how to vote your shares. You may so instruct your broker through the Internet or by telephone as described in the applicable instructions your broker has provided with these proxy materials. You may also vote by completing the voting instruction card the broker provides to you. To help us keep our costs low in these extraordinary times, please vote through the Internet, if possible. You may change your vote by submitting new voting instructions to your broker in accordance with such broker’s procedures. If you provide voting instructions to your broker, your shares will be voted as you direct. If you do not provide voting instructions, pursuant to the rules of the New York Stock Exchange (the “NYSE”), your broker may vote your shares only with respect to proposals as to which it has discretion to vote under the NYSE’s rules. For any other proposals, the broker may not vote your shares at all, which is referred to as a “broker non-vote.” Please note that, in the absence of your specific instructions as to how to vote, your broker may not vote your shares with respect to any of the proposals included in this Proxy Statement except for Proposal No. 3 (the Ratification Auditors Proposal), so please provide instructions to your broker regarding the voting of your shares. As the beneficial owner of shares, you are invited to attend the meeting at (www.okapivote.com/REEDS) by entering the 16-digit control number provided by your broker (or bank or other nominee) and vote your shares online during the meeting.

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Frequently Asked Questions

Who may vote?

Admittance to the virtual meeting will be limited to stockholders. The board has fixed the close of business on August 26, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection for a period of 10 days prior to the meeting, during regular business hours, at our corporate headquarters at the address set forth above. If you want to inspect the stockholder list prior to the meeting, please call Thomas J. Spisak, our Chief Financial Officer and Corporate Secretary at (203) 890-0557 to schedule an appointment. In addition, the list of stockholders also will be available during the Annual Meeting through the meeting website for stockholders who choose to attend.

How do I attend the Annual Meeting?

The Annual Meeting will be entirely virtual. You may attend the Annual Meeting by dialing 1-877-270-2148 (domestic) or 1-412-902-6510 (international) and by asking to be joined to the Reed’s, Inc. 2022 Annual Meeting of Stockholders. Please allow time for online login procedures. You will need to have your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to join the Annual Meeting.

Who are the proxies?

The board has appointed John J. Bello, our Chairman, and Norman E. Snyder, Jr., our Chief Executive Officer, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I specify how I want my shares voted?

If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the board on that proposal.

What items will be voted upon at the Annual Meeting?

The following items will be voted upon at the Annual Meeting:

1.	The election of John J. Bello, Norman E. Snyder, Jr., Lewis Jaffe, James C. Bass, Louis Imbrogno, Jr., Leon M. Zaltzman and Thomas W. Kosler to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification (the “Election of Directors Proposal”);

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2.	The approval, for purposes of the rules of The Nasdaq Stock Market LLC, the potential issuance of more than 19.99% of our outstanding common stock upon conversion of our 10% Secured Convertible Notes (the “Convertible Note Share Issuance Proposal”);
3.	The ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);
4.	The approval of an amendment to the company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of the company’s common stock, par value $0.0001 per share, by a ratio of not less than one-for-six and not more than one-for-twenty-five at any time on or prior to December 31, 2022, with the exact ratio to be set at a whole number within this range by the board of the company in its sole discretion. (the “Reverse Split Proposal”);
5.	The approval, on an advisory basis, of the compensation of Named Executive Officers (the “Say-On-Pay Proposal”);
6.	The approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 2 and/ or 4 above (the “Adjournment Proposal”); and
7.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The board does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the board’s voting recommendation?

For the reasons set forth in more detail later in the Proxy Statement, the board unanimously recommends a vote “FOR” the election of all nominees for director proposed by our board (Proposal No. 1). The board unanimously determined that the issuance of shares of our common stock upon conversion of the Convertible Secured Notes is in the best interests of Reed’s and its stockholders and recommends that a vote “FOR” such approval (Proposal No. 2). The board unanimously recommends a vote “FOR” an adjournment of the Annual Meeting (Proposal No. 6) , if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 2 and/ or 4. The board unanimously ratified the selection of Weinberg & Company, P.A. as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 3) which selection was made by the board’s Audit Committee and recommends a vote “FOR” Proposal No. 3. The board unanimously recommends a vote “FOR” the amendment to Reed’s certificate of incorporation to effect the reverse stock split (Proposal No. 4). The board unanimously recommends a vote “FOR” the Say-On-Pay Proposal, an advisory vote approving the compensation of Named Executive Officers (Proposal No. 6).

Who will solicit proxies on behalf of the board?

The company has retained Okapi Partners, a proxy solicitation firm, who may solicit proxies on the board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Okapi Partners. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

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Who will pay for the costs involved in the solicitation of proxies?

The entire cost of soliciting proxies on behalf of the board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the company, will be borne by the company. Copies of the company’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our Annual Report to beneficial owners. In addition, if asked, the company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners. We have engaged Okapi Partners to solicit proxies from stockholders in connection with the Annual Meeting. We will pay Okapi Partners a fee of $9,000 plus costs and expenses. In addition, we have agreed to indemnify Okapi Partners and certain related persons against certain liabilities arising out of or in connection with their engagement.

Who can answer my questions?

Your vote at this year’s Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Okapi Partners, the firm assisting us in the solicitation of proxies:

1212 Avenue of the Americas, 24th Floor New York, NY 10036 (212) 297-0720 Call Toll-Free at: (877)259-6290 E-mail: info@okapipartners.com

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this Proxy Statement and Annual Report are also available at: www.okapivote.com/REEDS.

You may also contact Okapi Partners for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

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How can I provide my comments to the company?

We urge you to let us know your comments about the company or to bring a particular matter to our attention by writing directly to us at Reed’s, Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Financial Officer and Secretary.

How many votes are needed to have the proposals pass?

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter at the Annual Meeting is required to elect the directors (Proposal No. 1) and to approve Proposal Nos. 2 (the Convertible Note Share Issuance Proposal), 3 (the Auditor Ratification Proposal), 5 (the Say-On-Pay Proposal) and 6 (the Adjournment Proposal). The affirmative vote of the majority of outstanding shares entitled to vote on the matter is required to approve Proposal No. 4 (the Reverse Split Proposal), effecting an amendment to the certificate of incorporation.

How are the votes counted?

You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted “FOR” Proposal No. 1, the election of directors recommended by the board, “FOR” Proposal No. 2, the Convertible Note Share Issuance Proposal, “FOR” Proposal No. 3, the Auditor Ratification Proposal, “FOR” Proposal No. 4, the Reverse Split Proposal, “FOR” Proposal No. 5, the Say-On-Pay Proposal, and “FOR” Proposal No. 6, the Adjournment Proposal.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. In all matters abstentions have the same effect as votes “AGAINST” the matter. Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting.

Broker Non-Votes. Whether a proposal is considered a “routine” matter or a “non-routine” matter is subject to the interpretation of certain rules that are applicable to brokers. Nasdaq Rule 2251 currently governs when Nasdaq members may vote shares held for customers by adopting the FINRA Rules. The FINRA rule, in turn, currently prohibits members from voting any uninstructed shares, but also permits the member to follow the rules of another self-regulatory organization of which the broker is a member, such as NYSE, instead, provided that the records of the member clearly indicate the procedure it is following. Proposal No. 3 (the Ratification of Auditors Proposal) is considered a “routine” matter under NYSE guidelines. Any NYSE member broker who has received no instructions from its clients and participates in discretionary voting will have discretion to vote its clients’ uninstructed shares on Proposal No. 3. Normally, a reverse stock split would be coded as routine. However, since Proposal No. 2 (the Convertible Note Share Issuance Proposal) relates to Proposal No. 4 (the Reverse Stock Split Proposal) NYSE may code Proposal No. 4 as non-routine. As such, we expect that any NYSE member broker who has received no instructions from its clients and participates in discretionary voting will not have discretion to vote its clients’ uninstructed shares on Proposal No. 4.

If you are a beneficial holder and you wish to vote “for,” “against” or “abstain” from Proposal No. 3 and your broker is an NYSE member that participates in discretionary voting, you will have to provide your broker with such an instruction. Otherwise, your broker may vote in its discretion on this Proposal No. 3. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine items contained in the remaining proposals, Proposals Nos. 1, 2, 4, 5 and 6. A “broker non-vote” occurs when a broker cannot vote on a matter without instructions from the beneficial holder and such instructions are not received. Under Delaware law “broker non-votes” are not considered entitled to vote and will have no effect on the outcome of Proposal Nos. 1, 2, 5 and 6. Under Delaware law “broker non-votes” will have the effect of “against” votes on the outcome of Proposal No. 4 - the Reverse Split Proposal. Shares underlying “broker non-votes” will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the Annual Meeting since there is at least one routine item on the ballot.

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Quorum. A majority of the shares of common stock outstanding on the record date of August 26, 2022, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of August 26, 2022 we had [●] shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is [●].

How would my proxy be voted on other matters?

The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1-6 as may properly come before the Annual Meeting.

Who wIll pay for the costs involved in the solicitation of proxies?

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of Reed’s. Reed’s will pay all costs of preparing, assembling, printing and distributing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the board through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon?

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Where can I find the voting results of the Annual Meeting?

We expect to announce preliminary voting results at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Annual Meeting, and that Form 8-K will be available on our website at www.drinkreedsinc.com/investors/sec-filings/.

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Is my vote confidential?

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the company.

Conduct at the Annual Meeting

The Chairman of the Annual Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our bylaws provide that the number of directors on the board shall be not less than one or more than nine. The board is empowered to fix the number of directors from time to time and it is currently set at seven. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Governance Committee of the board, comprised of independent directors, nominated, and the board approved the nominations of, seven persons to serve as directors until the 2023 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees is currently serving as a director of Reed’s and has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the board to fill any vacancy. Additionally, the board may elect additional members of the board to fill any additional vacancies.

DirectorS/ Nominees

All director nominees are currently serving as members of the board. The names and ages of the nominees are set forth in the table below:

Name	Age	Position
John J. Bello	76	Chairman
Norman E. Snyder, Jr.	61	Director, Chief Executive Officer
Lewis Jaffe	65	Director
James C. Bass	70	Director
Louis Imbrogno, Jr.	76	Director
Leon M. Zaltzman	53	Director
Thomas W. Kosler	69	Director

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Biographies of Nominees

John J. Bello has served as Reed’s board Chairman since his election on November 29, 2016 and is Reed’s sales and marketing expert. Mr. Bello also served as Reed’s Interim Chief Executive Officer of the company from September 30, 2019 through February 29, 2020. Since 2001, Mr. Bello has been the Managing Director of JoNa Ventures, a family venture fund. From 2004 to 2012 Mr. Bello also served as Principal and General Partner at Sherbrooke Capital, a venture capital group dedicated to investing in leading, early stage health and wellness companies. Mr. Bello is the founder and former CEO of South Beach Beverage Company, the maker of nutritionally enhanced teas and juices marketed under the brand name SoBe. The company was sold to PepsiCo in 2001 for $370 million and in the same year Ernst and Young named Mr. Bello National Entrepreneur of the Year in the consumer products category for his work with SoBe. Before founding SoBe, Mr. Bello spent fourteen years at National Football League Properties, the marketing arm of the NFL and served as its President from 1986 to 1993. As the President, Mr. Bello has been credited for building NFL Properties into a sports marketing leader and creating the model by which every major sports league now operates. Prior to working for the NFL, Mr. Bello served in marketing and strategic planning capacities at the Pepsi Cola Division of PepsiCo Inc. and in product management roles for General Foods Corporation on the Sanka and Maxwell House brands. As a board chair, Mr. Bello also worked with IZZE in brand building, marketing and strategic planning capacities. That brand was also sold to PepsiCo.

Mr. Bello earned his BA from Tufts University, cum laude, and received his MBA from the Tuck School of business at Dartmouth College as an Edward Tuck Scholar. Mr. Bello is extensively involved in non-profit work and currently serves as a Tufts University Trustee and advisory board member (athletics) and the Veteran Heritage Project in Scottsdale, Arizona. Mr. Bello also serves on the board of Rockford Fosgate, a seller of OEM audio equipment, and is executive director of Eye Therapies which has licensed its technology to Bausch and Lomb, who markets a redness reduction eye drop under the Lumify brand name.

Lewis Jaffe is our board’s governance expert, has served as a director of Reed’s since his appointment on October 19, 2016, and he is the Chairman of the Governance Committee. Since August 2014, Mr. Jaffe has been teaching as an Executive-in-Residence and Clinical Faculty at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University. Since January 2010 Mr. Jaffe has served as Chairman of the board for FitLife Brands Inc. (FTLF:OTCBB) and serves on its audit, compensation and governance committees. Since 2006 he has served on the board of York Telecom, a private equity owned company, and serves on its compensation and governance committees. From 2006 to 2008 Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and he was also previously a Managing Director of Arthur Andersen. Mr. Jaffe was the co-founder of MovieMe Network. Mr. Jaffe also served on the board of Benihana, Inc. as its lead independent director from 2004 to 2012.

Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Master’s Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program.

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James C. Bass was elected to the board by the company’s stockholders on September 29, 2017. He was the company’s Audit Committee financial expert and served as Chairman of the Audit Committee until his retirement from the Audit Committee on July 5, 2022. He is a seasoned Senior Level Financial Executive with diversified management experience in the consumer products, high technology and entertainment industries. From 1996 to July 2017 Mr. Bass served as Senior Vice President and Chief Financial Officer at Sony Interactive Entertainment America, LLC in San Mateo, CA. Over his years at Sony, Mr. Bass became responsible for all financial operations and business performance, including information technology and facility management. Mr. Bass possesses a strong understanding of the retail sales environment and regulatory processes and has focused productively at Sony on inventory control and receivables management. Prior to his current tenure at Sony in San Mateo, Mr. Bass was Vice President of Finance for Sony in New York, New York. There he focused on winding down non-profitable ventures, building in-roads for future growth and identifying “back office” requirements of the worldwide division. Mr. Bass worked as controller for Wang Laboratories from 1991-1993. From 1977-1990, Mr. Bass worked for Bristol-Myers Squibb Company holding positions in finance and management in New York as well as Lisbon, Portugal and Bangkok, Thailand.

Mr. Bass holds a BBA in Accounting and Financial Management from Pace University and was awarded his CPA certification in New York in 1977.

Louis Imbrogno, Jr. was appointed to the board on August 7, 2019. He has served as Chairman of the Compensation Committee since July 6, 2022. Mr. Imbrogno joins the board after a 40-year tenure with PepsiCo, from 1968-2009, bringing extensive expertise in beverage supply chain and management. At PepsiCo he served in a variety of field operating assignments and staff positions including the role of Senior Vice President of Worldwide Technical Operations. In this role he was responsible for Pepsi-Cola’s worldwide beverage quality, concentrate operations, research & development and contract manufacturing, reporting directly to the heads of Pepsi-Cola North America and PepsiCo Beverages International. Since Mr. Imbrogno’s retirement from PepsiCo, he has consulted for multiple companies, including PepsiCo.

Mr. Imbrogno holds a BBA in accounting from Pace University and an MBA from Wharton.

Leon M. Zaltzman was appointed to the board on March 21, 2022. He is the founder and managing member of Union Square Park Capital Management, LLC (“USPCM”), an SEC Registered Investment Adviser firm and is also the managing member of Union Square Park GP (“USPGP”). USPCM and USPGP serve as the investment manager and general partner to Union Square Park Partners, LP (“USPP Fund”), respectively. Foregoing entities hereinafter collectively referred to as the “Union Square Entities”. Prior to founding USPCM and USPGP in April 2015, Mr. Zaltzman worked at various major banks and investment firms for over twenty years. Mr. Zaltzman received an M.B.A. degree from Columbia Business School in 1997 and a B.S.B.A. degree from the University of Denver in 1992.

Mr. Zaltzman is the founder and managing member of Union Square Park Capital Management, LLC (“USPCM”), an SEC Registered Investment Adviser firm and is also the managing member of Union Square Park GP (“USPGP”). USPCM and USPGP serve as the investment manager and general partner to Union Square Park Partners, LP (“USPP Fund”), respectively. Foregoing entities hereinafter collectively referred to as the “Union Square Entities”.

USPP Fund participated in Reed’s recent private placement (the “private placement”) of common stock, $0.0001 par value (“common stock”), and warrants, which closed on March 11, 2022, in the aggregate principal amount of $3,000,000. It acquired 10,714,286 shares of common stock and warrants to purchase 5,357,143 shares of common stock in the private placement. Prior to the private placement, Mr. Zaltzman and the Union Square Entities beneficially owned approximately 7.79% of Reed’s common stock. After the private placement, Mr. Zaltzman and the Union Square Entities beneficially owned approximately 14.6% of Reed’s common stock. The common stock and shares of common stock underlying the warrants have the same registration rights granted to all investors in the private placement.

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Warrants issued to USPP Fund are not exercisable until September 27, 2022 and carry a 19.99% beneficial ownership blocker. In conjunction with the private placement and USPP Fund’s role as lead investor, Reed’s and USPCM had an oral understanding pursuant to which Reed’s agreed to support the nomination of USPCM’s nominee, Leon M. Zaltzman, to the Reed’s board, upon qualification and recommendation from Reed’s governance committee. Except as set forth above, USPP Fund invested in the private placement pursuant to the same terms and conditions of the other purchasers in the private placement.

Thomas W. Kosler was appointed to the board effective July 1, 2022. He is the company’s Audit Committee financial expert and has served as Chairman of the Audit Committee since July 6, 2022. Mr. Kosler has served as a mentor and strategic consultant through his sole proprietorship, Kosler & Company since 2018. Prior to his retirement, from 1982 through 2018, he was the founder and owner of Kosler & Company, S.C., a boutique CPA and consulting firm. From 2001 to 2018, he was also the founder and Managing Partner of Brookhill Financial, LLC, an investment management firm focused on the retirement and investment accounts of clients of Kosler & Company, S.C. Mr. Kosler earned a B.B.A. with a major in Accounting from the University of Wisconsin - Milwaukee in 1976. Mr. Kosler was a licensed Certified Public Accountant for over 31 years, a Certified Valuation Analyst for over 16 years, a Registered Investment Advisor Representative for over 21 years and accredited in business valuations by the AICPA for over 8 years.

Other Directorships

Other than Lewis Jaffe, no directors of the company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act). Mr. Jaffe’s other directorships are described above in biography under “Proposal No. 1 - Election of Directors – Business Experience of Nominees”, beginning on page 13.

Family Relationships

Lindsay Martin, daughter of John J. Bello, has been employed as Vice President of Marketing during the years ended December 31, 2021 and 2020. Other than John Bello’s relationship with Lindsay Martin, none of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Legal Proceedings

In 2014, Louis Imbrogno, Jr. served as Chief Executive Officer of Constar International, Inc. for a six-month period during a bankruptcy proceeding and subsequent sale in a court administered public auction. He was not an executive officer of the company prior to the initiation of the bankruptcy proceedings.

Except as described above, to the best of our knowledge, none of our directors has been involved in any of the following events during the past ten years:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
(2)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);
(3)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

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(4)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;
(5)	being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
(6)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1)(a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Director Skills and Experience Matrix

The matrix below identifies certain skills and qualifications our current directors, all of which are director nominees, bring to the board, based on areas we believe are important to our success. We believe the combination of the skills and qualifications shown below demonstrates how our board is well positioned to provide effective oversight and strategic advice to our management. We believe the categories of skills and qualifications highlighted below are particularly relevant to the oversight of our global e-commerce business. The skills and qualifications of our individual directors are described in greater detail above.

Skills and Experience	John J. Bello	Norman E. Snyder, Jr.	Lewis Jaffe	Lewis Imbrogno, Jr.	James C. Bass	Leon M. Zaltzman	Thomas W. Kosler
Independence			X	X	X		X
Public Company Boards			X
Corporate Governance			X				X
Financial Expertise/Literacy		X	X	X	X		X
Government/Regulatory			X	X
Business Ethics		X	X		X		X
International Business	X	X	X	X	X
Risk Management	X	X	X		X		X
Business Operations	X	X	X	X	X	X	X
Environmental/Social Responsibility				X
IT/Cybersecurity			X		X
Beverage Supply Chain	X	X		X
Research and Development	X	X		X

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Director Diversity Matrix (as of august 15, 2022)

The matrix below provides information regarding the diversity of our board members and nominees as of August 15, 2022. Each of the categories listed in the below tables have the meanings as it is used in Nasdaq Rule 5605(f).

Demographic Information	John J. Bello	Norman E. Snyder, Jr.	Lewis Jaffe	Lewis Imbrogno, Jr.	James C. Bass	Leon M. Zaltzman	Thomas W. Kosler
Board Tenure (Years)	5	2	5	3	4	< 1	< 1
Age (Years)	76	61	65	76	70	53	69
Gender Identity (Male)	X	X	X	X	X	X	X
Hispanic/Latino						X
White/Caucasian	X	X	X	X	X		X

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is required for the election of directors. Unless a stockholder indicates otherwise, each signed proxy will be voted “FOR” the election of these nominees.

Under Delaware law “broker non-votes” are not considered entitled to vote and will have no effect on the outcome of Proposal No. 1.

Please note that, in the absence of your specific instructions as to how to vote, your broker may not vote your shares with respect to Proposal No. 1, so please provide instructions to your broker regarding the voting of your shares.

The board unanimously recommends a vote “FOR” the election of John J. Bello, Norman E. Snyder, Jr. Lewis Jaffe, James C. Bass, Louis Imbrogno, Jr., Leon M. Zaltzman and Thomas W. Kosler as directors.

BOARD SELECTION AND EVALUATION

Goal

Our goal is to achieve a balance of knowledge and experience on our board. We do not have a stated minimum criterion for nominees. However, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, broad experience at the policy-making level in business, a high level of education, broad-based business acumen, sufficient time to carry out their duties and to provide insight and practical wisdom based on experience and the ability to think strategically. A nominee’s service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. When considering potential director candidates, the board also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the board.

Role of Governance Committee

Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition, our Governance Committee strives to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that at least 50% of the directors comprising the board meet the definition of “independent director” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market Rules.

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In addition to the above considerations, the Governance Committee considers criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board. The Governance Committee considers these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

The Governance Committee :

●	oversees searches for and identifies qualified individuals for membership on the board;
●	develops a pool of potential director candidates for consideration in the event of a vacancy on the board;
●	recommends to the board criteria for board and board committee membership, including, without limitation, judgment, diversity, age, skills, background and experience, and shall recommend individuals for membership on board and directors for appointment to the committees of the board. In making its recommendations, the committee shall:

review candidates’ qualifications for membership and continuation on the board or a committee of the board (including a determination as to the independence of the candidate) based on the criteria established by the board;
periodically review the composition of the board and its committees in light of the current challenges and needs of the board and each committee, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience;
consider rotation of committee members and committee Chairmen; and
consider any other factors that are set forth in company’s Corporate Governance Guidelines or are deemed appropriate by the committee.

The Governance Committee considers qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the Governance Committee at the address indicated herein under the heading “Stockholder Communications with Our board.” Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation and must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Reed’s, if elected.

The Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance Committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

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Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition, our Governance Committee strives to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that at least 50% of the directors comprising the board meet the definition of “independent director” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market Rules. Further our Governance Committee is committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which board nominees are chosen.

In addition to the above considerations, the Governance Committee considers criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board. The Governance Committee considers these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

Director Independence

Each director nominee is currently serving as a member of our board.

Our board has undertaken a review of the independence of each director nominee. Based on information provided by each director concerning their background, employment and affiliations, our board determined that Lewis Jaffe, Louis Imbrogno, Jr., James C. Bass and Thomas W. Kosler are “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of The Nasdaq Stock Market. In making these determinations, our board considered the current and prior relationships that each non- employee director has with our company and all other facts and circumstances our board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

The board determined, upon recommendation from the Governance Committee, that members of the Audit Committee are independent under the additional requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”) and Thomas W. Kosler meets SEC requirements of an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b). In addition, the board determined that (i) none of the Audit Committee members have participated in the preparation of the financial statements of the company at any time during the past three years and (2) Audit Committee members are able to read and understand fundamental financial statements. Additionally, we intend to continue to have at least one member of the Audit Committee whose experience or background results in the individual’s financial sophistication.

The board determined, upon recommendation from the Governance Committee, that members of the Governance Committee are independent under the additional independence requirements for members of the Compensation Committee under Rule 10C-1 under the Exchange Act and meet the qualifications of “non-employee directors” for the purposes of Section 16 of the Exchange Act. When considering the sources of a director’s compensation for this purpose, the board considers whether the director receives compensation from any person or entity that would impair the director’s ability to make independent judgments about the company’s executive compensation. Similarly, when considering any affiliate relationship a director has with the company, in determining independence for purposes of Compensation Committee service, the board considers whether the affiliate relationship places the director under the direct or indirect control of the company or its senior management, or creates a direct relationship between the director and members of senior management, in each case of a nature that would impair the director’s ability to make independent judgments about the company’s executive compensation.

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HOW THE BOARD IS ORGANIZED AND GOVERNS

Leadership Structure

The board does not have a policy as to whether the Chairman should be an independent director or a member of management. We currently have separate Chairman and Chief Executive Officer positions. Our board believes this is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. This leadership structure enhances the accountability of the Chief Executive Officer to the board, strengthens the board’s independence from management and benefits independent risk oversight of the company’s day-to-day risk management activities. John J. Bello, who is not an independent director, serves as Chairman, a role he has held since November 2016.

The board believes its programs for overseeing risk, as described below under “Risk Oversight,” would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Board Structure

As of the date of this Proxy Statement, board has seven directors and the following four standing committees: an Audit Committee, a Compensation Committee, a Governance Committee and an Operations Committee.

The table below sets forth the composition of each of the committees of the board. If all the nominees are elected by the stockholders, we expect directors to maintain their current positions on committees of the board.

	Audit Committee	Compensation Committee	Corporate Governance Committee	Operations Committee
John J. Bello (1)				M
Norman E. Snyder, Jr.				M
Lewis Jaffe	M	M	C
James C. Bass
Louis Imbrogno, Jr.	M	C	M
Leon M. Zaltzman				M
Thomas W. Kosler	C

(1) Chairman of board

C - Chairman of committee

M - Member

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Audit Committee.

Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements. Specific responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;
●	evaluating the qualifications, independence and performance of our independent auditors;
●	approving the audit and non-audit services to be performed by our independent auditors;
●	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;
●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
●	reviewing with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and
●	preparing the audit committee report that the SEC requires in our annual proxy statement.

Compensation Committee.

Our Compensation Committee assists our board in determining and developing plans for the compensation of our officers, directors and employees. Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;
●	reviewing the performance objectives and actual performance of our officers; and
●	administering our stock option and other equity compensation plans.

The Compensation Committee’s compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement, reward past performance, provide incentives for future performance and align the interests of the Named Executive Officers with the interests of our stockholders.

Governance Committee.

Our Governance Committee assists the board by identifying and recommending individuals qualified to become members of our board, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines.

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Specific responsibilities include the following:

●	evaluating the composition, size and governance of our board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;
●	establishing a policy for considering stockholder nominees for election to our board; and
●	evaluating and recommending candidates for election to our board.

The Governance Committee specifically reviews the qualifications of each candidate for election or re-election. For incumbent directors, this review includes the director’s participation in and contributions to the activities of the board, the director’s independence and past meeting attendance and whether the director’s skills and expertise continue to align with the company’s business strategy. After the Governance Committee evaluates all candidates for director, it presents its recommendation to the board.

Before they are nominated, each candidate for election and each incumbent director standing for re-election must consent to stand for election or re-election and provide certain representations required under our bylaws.

Operations Committee.

Our Operations Committee assists the board in fulfilling its oversight responsibilities for matters relating to the company’s operations, particularly those aspects which are most likely to affect stockholder value. In furtherance of this purpose, the Operations Committee has the following general oversight responsibilities:

●	reviewing and providing strategic advice and counsel to the company regarding the business operations; and
●	presenting to the board an independent assessment of the company’s business operations as it relates to strategic initiatives.

Committee Charters

The board has adopted a written charter for each of its committees that address the make-up and functioning of the board. The committee charters are posted on our website at www.drinkreeds.com (“Investor Relations” – “Governance”-”Governance Documents”. The committee charters describe our governance framework, which is intended to align the interests of directors and management with those of our stockholders and comply with or exceed the requirements of Nasdaq and applicable law. The committee charters function to ensure our board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. The charters follow the practices our board follows with respect to such issues as:

● Board composition and member selection;

● Board meetings and involvement of senior management;

● Chief Executive Officer performance evaluation;

● Management succession planning;

● Board committees; and

● Director compensation.

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The board regularly reviews committee charters and updates them as necessary to reflect changes in regulatory requirements and evolving oversight practices.

Board Self-Evaluations

The board conducts self-evaluations to annually assess its adherence to its corporate governance guidelines and committee charters and to identify opportunities to improve board performance.

Code of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Principal Executive Officer and Senior Financial Officers Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act. If Reed’s makes any substantive amendments to the Principal Executive Officer and Senior Financial Officers Code of Ethics or grants any waiver, including any implicit waiver from a provision of the Principal Executive Officer and Senior Financial Officers Code of Ethics, the company will disclose the nature of such amendments or waiver on its website or in a current report on Form 8-K. You may access our Principal Executive Officer and Senior Financial Officers Code of Ethics on our website at www.drinkreeds.com (“Investor Relations” – “Governance”-”Governance Documents” - 11/27/2021 Principal Executive Officer and Senior Financial Officers Code of Ethics”), and any stockholder who so requests may obtain a free copy by submitting a written request to Thomas J. Spisak, our Chief Financial Officer and Corporate Secretary.

Code of Ethical Business Conduct

Pursuant to Nasdaq and SEC rules, we also adopted a code of ethical business conduct that applies to all of our directors, officers and employees. You may access our code of ethics on our website at www.drinkreeds.com (“Investor Relations” – “Governance”-”Governance Documents”- “6/19/2006 Code of Ethics”), and any stockholder who so requests may obtain a free copy by submitting a written request to Thomas J. Spisak, our Chief Financial Officer and Corporate Secretary. Additionally, the code of ethical business conduct is included as Exhibit 14.1 to the company’s Form 10-K, filed with the SEC on April 15, 2022. We intend to disclose any amendments to our code of ethical business conduct and any waivers with respect to our code of ethical business conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.drinkreeds.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our code of ethical business conduct to any such officers or employees.

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Risk Oversight

The board is responsible for overseeing management and the business affairs of the company, which includes the oversight of risk. Effective risk oversight is an important priority of the board. Because risks are considered in virtually every business decision, the board discusses risks throughout the year generally or in connection with specific proposed actions. The board’s approach to risk oversight includes understanding the critical risks in the company’s business and strategy, evaluating the company’s risk management processes, allocating responsibilities for risk oversight among the full board, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

In exercising its oversight, the board allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for assuring that the board is provided the information and resources to assess management’s handling of the company’s approach to risk management. The Audit Committee also has oversight responsibility for the company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full board receives and reviews, as appropriate, the reports of the company’s internal auditors regarding the results of their annual company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the company’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies. Our Operations Committee assists the board in fulfilling its oversight responsibilities for matters relating to the company’s operations, particularly those aspects which are most likely to affect stockholder value. The board as a whole has responsibility for overseeing management’s handling of the company’s strategic and operational risks. Throughout the year, senior management reports to the board the risks that may be material to the company, including those disclosed in the company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful board-level attention to the nature of the material risks faced by the company and the adequacy of the company’s risk management process and system. While the board recognizes that the risks which the company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the board believes that the company’s approach to managing its risks provides the board with the proper foundation and oversight perspective with respect to management of the material risks facing the company.

Executive Sessions of Non-Management and Independent Directors

Executive sessions of the board in which management directors and other members of management do not participate are required to meet at least twice annually to review and evaluate the performance of the board and to evaluate the performance and approve the compensation of the Chief Executive Officer. In practice, our board typically meets in executive session during each routine board meeting. Non-management directors must preside at executive sessions, although the same director is not required to preside at all executive sessions. Presiding directors are chosen at the time of the meeting.

At each audit committee meeting, the independent board members are afforded time to ask questions of the auditors and/or hold private discussions without the company management present.

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COMMUNICATIONS WITH THE BOARD

There have been no changes to the procedures by which stockholders may recommend nominees to our board.

Our board established a process for stockholders to communicate with the board or with individual directors. Stockholders who wish to communicate with our board or with individual directors should direct written correspondence to our principal executive offices located at 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Financial Officer and Secretary. Any such communication must contain:

●	a representation that the stockholder is a holder of record of our capital stock;
●	the name and address, as they appear on our books, of the stockholder sending such communication; and
●	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Our Chief Financial Officer will forward such communications to our board or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Financial Officer has the authority to discard the communication or to take appropriate legal action regarding such communication.

We also communicate with our stockholders through a number of routine forums, including quarterly earnings calls, SEC filings, our annual report and proxy statement, our annual meeting of stockholders and investor meetings and conferences and initiatives lead by our investor relations firm. As appropriate, we relay stockholder feedback and trends on corporate governance developments to our board and its committees and work with them to both enhance our governance practices and strengthen our disclosures. Recent outreach included [●].

CERTAIN CORPORATE GOVERNANCE MATTERS

Board Policy on Equity Ownership

The company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Certain Beneficial Owners and Management” table on page 37, all Named Executive Officers and directors are beneficial owners of stock of the company.

Pledging of Shares

The ability of our directors and executive officers to pledge company stock for personal loans and investments is inherently related to their compensation due to our use of equity awards and promotion of long-termism and an ownership culture. As such, the company has no policies in place preventing or limiting any officer or directors’ ability to pledge their stock.

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Insider Trading/Anti-Hedging Policies

All employees, officers and directors of the company or any of our subsidiaries are subject to our blackout policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also prohibits trading in company securities during certain pre-established blackout periods around the filing of periodic reports and the public disclosure of material information.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans.

We do not currently have practices or policies relating to hedging in our securities.

Compensation Recovery and Clawback Policies

Other than legal requirements under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), we currently do not have any policies in place in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, pursuant to which we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. However, under the Sarbanes-Oxley Act, our CEO and CFO may be subject to clawbacks in the event of a restatement. Thus, the board has not deemed any additional recoupment policies to be necessary. We will continue to monitor regulations and trends in this area.

Awards granted under the 2020 Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the company may adopt or maintain from time to time.

Board, committee Meetings and Executive Sessions of Non-Management Independent Directors

During the 2021 fiscal year, members of the board met 4 times in routine meetings and 6 times in special meetings. A majority of the directors and a majority of the independent directors attended all meetings. Each member of a committee of our board attended 100% of their respective committee meetings during the period of service.

The company does not have a policy for attendance of board members at annual meetings of stockholders. In 2021, all directors standing for re-election attended the annual meeting, which was conducted in a virtual-only format.

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The company does not have a policy for board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the board and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

During 2021, the company’s non-management directors met in executive sessions of the board in which management directors and other members of management did not participate 4 times. Non-management directors included John J. Bello, Lewis Jaffe, Scott R. Grossman, Louis Imbrogno Jr., Rhonda Kallman and James C. Bass. Of the non-management directors that served in 2021, all except John J. Bello were considered to be “independent” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market Rules and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3),

At each audit committee meeting, the independent board members are afforded time to ask questions of the auditors and/or hold private discussions without the company management present.

Compensation Risk Assessment

The Compensation Committee reviews the relationship between our risk management policies and compensation policies and practices to determine whether we have any compensation policies or practices that expose us to risks that are reasonably likely to have a material adverse effect on the company.

AUDIT COMMITTEE REPORT

The Audit Committee submits the following report for the year ended December 31, 2021:

The Audit Committee has reviewed and discussed with both management and the independent registered public accounting firm the audited consolidated financial statements as of and for the year ended December 31, 2021. The Audit Committee’s review included discussion with the auditors of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors matters relating to the auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the United States Securities and Exchange Commission (the “SEC”).

The Audit Committee of the Board*
Chairman and Audit Committee Financial Expert, James C. Bass
Lewis Jaffe
Scott R. Grossman

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

* Members at time of issuance of the foregoing report.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our board has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Reed’s and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person,” in which such related person has a direct or indirect material interest. If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. The board has determined all of the members of the Governance Committee are independent under the rules of the Nasdaq Stock Market, LLC. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum. The related party transactions listed below were reviewed by the full board. The Governance Committee will review future related party transactions.

The following includes a summary of transactions since the beginning of fiscal 2021 or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to or better than terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with Christopher J. Reed and California Custom Beverage, LLC (“CCB”)

As part of the sale of our beverage manufacturing equipment and private label business to California Custom Beverage, LLC (“CCB”), and entity owned by Christopher J. Reed, our founder and former Chairman, director and most recently, Chief Innovation Officer, CCB assumed the monthly payments on our lease obligation for the Los Angeles manufacturing plant. Our release from the obligation by the lessor, however, was dependent upon CCB’s deposit of $1.2 million of security with the lessor. The deposit is secured by Mr. Reed’s pledge of common stock to the lessor and guaranteed personally by Mr. Reed and his wife. As of December 31, 2021, $800 has been deposited with the lessor and Mr. Reed has placed approximately 363,000 pledged shares valued at $131 that remain pledged in in escrow in favor of lessor.

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In addition, we also entered into a 3-year co-packing contract for the production of Reed’s beverages in glass bottles at prevailing West Coast market rates. We are in the process of extending this agreement through the end of the year.

Furthermore, for a period of three years terminating December 31, 2021, we received a 5% royalty on CCB’s private label sales to existing customers and a 5% referral fee on CCB’s private label sales to referred customers. During the year ended December 31, 2021 and 2020, the company recorded royalty revenue from CCB of $72 and $98, respectively.

At December 31, 2020, the company had an aggregate receivable balance from CCB of $682. During the year ended December 31, 2021, the company recorded royalty revenue receivable of $72, and advanced expenses of $179, leaving an aggregate receivable balance of $933 at December 31, 2021.

At December 31, 2021, and December 31, 2020, the company had accounts payable due to CCB of $614 and $557, respectively.

John J. Bello

Collateral Support Received from John J. Bello

On March 11, 2021, we entered into an amendment to that certain Financing Agreement dated October 4, 2018, as amended or supplemented with our senior secured lender, Rosenthal & Rosenthal, Inc. (“Rosenthal”) releasing and replacing that irrevocable standby letter of credit by Daniel J. Doherty, III and Daniel J. Doherty, III 2002 Family Trust in the amount of $1.5 million, which served as financial collateral for certain obligations of Reed’s under the Rosenthal credit facility, with a two million dollar ($2,000,000) pledge of securities to Rosenthal by John J. Bello and Nancy E. Bello, as Co-Trustees of THE JOHN AND NANCY BELLO REVOCABLE LIVING TRUST, under trust agreement dated December 3, 2012 (the “Bello Trust”), evidenced by that certain Pledge Agreement to Rosenthal, and as to which Rosenthal has a first and only perfected security interest by the Securities Account Control Agreement held by securities broker).

On November 24, 2021, the Bello trust provided additional collateral support securing a $2,500,000 over-advance under the Financing Agreement, and John J. Bello also provided a personal guarantee. The additional collateral was released on March 17, 2022 along with the personal guarantee. The initial pledged collateral was released March 30, 2022 with the pay-off of the Rosenthal facility.

John J. Bello is the current Chairman, significant stockholder and former Interim Chief Executive Officer of Reed’s. As consideration for the collateral support, Mr. Bello received 400,000 shares of Reed’s restricted stock and a warrant to purchase up to 1,500,000 shares of common stock at an exercise price of $0.46 per share.

Relationship with Non-Executive Employee

Lindsay Martin, daughter of John J. Bello, was employed as a non-executive employee -Vice President of Marketing -during the years ended December 31, 2021 and 2020. Ms. Martin was paid approximately $181 and $215, respectively, for her services during the years ended December 31, 2021 and 2020, respectively.

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Leon M. Zaltzman and Union Square Entities

On March 21, 2022, the board of Reed’s, Inc., a Delaware corporation (“Reed’s), upon recommendation from its governance committee, expanded the board from six to seven members and appointed Leon M. Zaltzman (“Mr. Zaltzman”) to serve as director.

Mr. Zaltzman is the founder and managing member of Union Square Park Capital Management, LLC (“USPCM”), an SEC Registered Investment Adviser firm and is also the managing member of Union Square Park GP (“USPGP”). USPCM and USPGP serve as the investment manager and general partner to Union Square Park Partners, LP (“USPP Fund”), respectively. Foregoing entities hereinafter collectively referred to as the “Union Square Entities”.

USPP Fund participated in Reed’s recent private placement (the “private placement”) of common stock, $0.0001 par value (“common stock”), and warrants, which closed on March 11, 2022, in the aggregate principal amount of $3,000,000. It acquired 10,714,286 shares of common stock and warrants to purchase 5,357,143 shares of common stock in the private placement. Prior to the private placement, Mr. Zaltzman and the Union Square Entities beneficially owned approximately 7.79% of Reed’s common stock. After the private placement, Mr. Zaltzman and the Union Square Entities beneficially owned approximately 14.6% of Reed’s common stock. The common stock and shares of common stock underlying the warrants have the same registration rights granted to all investors in the private placement.

Warrants issued to USPP Fund are not exercisable until September 27, 2022 and carry a 19.99% beneficial ownership blocker. In conjunction with the private placement and USPP Fund’s role as lead investor, Reed’s and USPCM had an oral understanding pursuant to which Reed’s agreed to support the nomination of USPCM’s nominee, Leon M. Zaltzman, to the Reed’s board, upon qualification and recommendation from Reed’s governance committee. Except as set forth above, USPP Fund invested in the private placement pursuant to the same terms and conditions of the other purchasers in the private placement.

EXECUTIVE OFFICERS

General

The following section sets forth the names and ages of our current executive officers.

Name	Position(s)	Age
Norman E. Snyder, Jr.	Chief Executive Officer, Director	61
Thomas J. Spisak	Chief Financial Officer	55
Neal Cohane	Chief Sales Officer	61

Biographies of Executive Officers

Norman E. Snyder, Jr. was appointed as Chief Executive Officer and director of Reed’s effective March 1, 2020. Prior to his promotion, Mr. Snyder served as Chief Operating Officer of Reed’s from September 2019 through February 29, 2020. Prior to joining Reed’s, Mr. Snyder served as President and Chief Executive Office for Avitae USA, LLC, an emerging premium new age beverage company that markets and sells a line of ready-to-drink caffeinated waters. Prior to Avitae, he served as the President and Chief Operating Officer for Adina For Life, Inc., President and Chief Executive Officer of High Falls Brewing Company, and Chief Financial Officer, and later Chief Operating Officer of South Beach Beverage Company, known as SoBe. In prior experience, Mr. Snyder served as Controller for National Football League Properties, Inc., and in various roles at PriceWaterhouseCoopers during an eight-year tenure. Mr. Snyder earned a B.S. in Accounting from the State University of New York at Albany.

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Thomas J. Spisak has served as Chief Financial Officer of Reed’s since December 2019. Prior to joining Reed’s, Mr. Spisak provided financial leadership, including extensive expertise over a broad range of finance functions during his 26 year tenure in the North America region of Diageo, a multinational alcoholic beverage company with net sales over UK £12.9 billion (U.S. $16 billion). Mr. Spisak held numerous positions in multiple divisions of Diageo, most recently serving as Vice President of Finance and Controller of North America. Previously, he held positions of Vice President of Commercial Finance, Director of Business Performance and Senior Finance Director of Marketing and Innovation Decision Support, as well as other roles in finance. Prior to Diageo, Mr. Spisak served at International Masters Publishers, Inc., a private company with publishing activities in 35 countries. Mr. Spisak holds an MBA in International Business from Fairfield University and a Bachelor of Science in Finance from the University of Rhode Island.

Neal Cohane has served as Reed’s Chief Sales Officer since March of 2008 and previously as Vice President of Sales since August 2007. From March 2001 until August 2007, Mr. Cohane served in various senior-level sales and executive positions for PepsiCo, most recently as Senior National Accounts Manager, Eastern Division. In this capacity, Mr. Cohane was responsible for all business development and sales activities within the Eastern Division. From March 2001 until November 2002, Mr. Cohane served as Business Development Manager, Non-Carbonated Division within PepsiCo where he was responsible for leading the non-carbonated category build-out across the Northeast Territory. From 1998 to March 2001, Mr. Cohane spent three years at South Beach Beverage Company, most recently as Vice President of Sales, Eastern Region. From 1986 to 1998, Mr. Cohane spent approximately twelve years at Coca-Cola of New York where he held various senior-level sales and managerial positions, most recently as General Manager New York. Mr. Cohane holds a B.S. degree in Business Administration from Merrimack College in North Andover, Massachusetts.

Family Relationships

There are no immediate family relationships between or among any of the executive officers or directors.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Legal Proceedings

To the best of our knowledge, none of our executive officers has been involved in any legal proceedings during the past ten years that are required to be disclosed in this Proxy Statement.

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EXECUTIVE COMPENSATION

The following table summarizes all compensation for fiscal years 2021 and 2020 earned by our “Named Executive Officers” during the reported periods:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation (2)	Total
Norman E. Snyder, Jr.	2020	$308,782	$157,500	$121,500	$14,353	$602,135
Chief Executive Officer (Former Chief Operating Officer)	2021	$358,750	$-	$-	$14,092	$372,842

Thomas J. Spisak	2020	$253,847	$67,500	-	$3,488	$324,835
Chief Financial Officer	2021	$256,250	$-	60,746	$10,638	$327,634

Neal Cohane	2020	$213,231	$66,150		$11,656	$291,037
Chief Sales Officer	2021	$243,333	$-		$15,776	$259,110

(1) The amounts represent the fair value for share-based payment awards issued during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards.

(2) Other compensation includes both cash payments and the estimated value of the use of company assets.

Employment Agreements

Norman E. Snyder, Jr.

The board appointed Mr. Snyder to the office of Chief Operating Officer, effective March 1, 2020. Mr. Snyder succeeded John J. Bello who served as Interim Chief Executive Officer from September 30, 2019 through February 29, 2020. The board granted Mr. Snyder a one-time bonus of 150,000 RSAs vesting March 1, 2020, subject to the conditions and limitations of Reed’s Second Amended and Restated 2017 Incentive Compensation Plan, in conjunction with his promotion. Pursuant his employment agreement, on February 25, 2020, he received an equity award of 446,000 stock options, one-half scheduled to vest in equal increments on an annual basis for four years and remainder to vest based on performance criteria to be determined by the board (or compensation committee of the board). Mr. Snyder’s performance-based cash bonus was set at a target amount of 30% of base salary for the term of his service as Chief Operating Officer. The agreement provided for acceleration of equity grants triggered by a “change of control”, as defined in the agreement and contains confidentiality, invention assignment and non-solicitation covenants. Mr. Snyder is also eligible to participate in the company’s benefit plans available to its executive officers.

On June 24, 2020, we entered into an amended and restated employment agreement with Norman E. Snyder, Jr. reflecting his promotion to Chief Executive Officer on March 1, 2020. The term of the agreement continues through March 1, 2023 and will automatically renew for an additional one-year term, unless earlier terminated or unless notice of non-renewal is submitted by either party 90 days in advance. Pursuant to the agreement, Mr. Snyder’s base salary of $300,000 per year increased to $350,000 on September 30, 2020 based on satisfaction of certain objectives and to $360,500 on March 1, 2021. Mr. Snyder is also eligible to receive a performance-based cash bonus at a target amount of 50% of his base salary in effect. He is also eligible to participate in Reed’s other benefit plans available to its executive officers. The agreement provides for acceleration of equity grants triggered by a “change of control”, as defined in the agreement and contains customary, non-competition, confidentiality, invention assignment and non-solicitation covenants. Mr. Snyder is also entitled to six months’ severance benefits in the event of termination without cause by Reed’s or for good reason by Mr. Snyder, subject to execution of a release.

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Thomas J. Spisak

We entered into an at-will employment agreement with Thomas J. Spisak to serve as the Chief Financial Officer of Reed’s, effective December 2, 2019. The agreement may be terminated by the company or Mr. Spisak, with or without notice and with or without cause, pursuant to the terms of the agreement. Mr. Spisak’s base annual base salary was increased to $257,500 from $250,000 effective March 1, 2020. Mr. Spisak is also eligible to receive performance-based cash bonus at a target amount of 30% of his base salary. Pursuant to his employment agreement, Mr. Spisak received an initial equity award of 150,000 incentive stock options and 150,000 restricted stock awards on March 3, 2020, one-half of the award (75,000 options and 75,000 restricted stock awards) vesting in equal increments on an annual basis for four years and the remainder (75,000 options and 75,000 restricted stock awards) vesting based on performance criteria to be determined by the board or compensation committee. Mr. Spisak is also eligible to participate in Reed’s other benefit plans available to its executive officers. The agreement contains customary confidentiality, non-competition and invention assignment covenants.

Current Salary Arrangements of Other Named Executive Officers

Neal Cohane receives an annual salary which increased from $210,000 to $250,000 on March 1, 2021 with a 30% bonus target, and he is eligible to participate in benefits offered by the company to its executive officers.

Change-in-Control Provisions

General Policy

It is our general policy that awards that vest over a term greater one-year include provisions for acceleration upon a change-in-control.

Equity Compensation Plans

Our 2017 Plan provides the consequences of a change-in-control provisions may be set forth in individual award agreements. For purposes of the 2020 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock, (b) the acquisition within a twelve-month period of 30% or more of the company’s common stock, (c) the replacement of a majority of the board, within a twelve-month period, by directors whose election was not endorsed by the incumbent board, or (d) the acquisition of all or substantially all of the company’s assets.

Our 2020 Plan, as amended, provides that the Compensation Committee of the board retains discretion under the 2020 Plan to determine the treatment of outstanding awards in connection with a change in control of the company, subject to the terms of contractual agreements of executive officers. For example, the Compensation Committee may cause awards granted under the 2020 Plan to vest upon a change in control, may cancel awards in exchange for a payment of cash (or without a payment, in the case of stock options or SARs with an exercise price that exceeds fair market value), or may cause awards to be continued or substituted in connection with a change in control. For purposes of the 2020 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock, (b) the acquisition within a twelve-month period of 30% or more of the company’s common stock, (c) the replacement of a majority of the board, within a twelve-month period, by directors whose election was not endorsed by the incumbent board, or (d) the acquisition of all or substantially all of the company’s assets. The full definition of “change in control” is set out in the 2020 Plan.

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General provisions of the 2017 Plan and 2020 Plan are subject to contractual modifications that may be set forth in executive employment agreements and award agreements.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2021:

Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Norman E. Snyder, Jr.
(Chief Executive Officer, Former Chief Operating Officer)	216,936	111,500	111,500	$0.88	2/25/2030
	25,000	-	-	$0.50	3/25/2030
	122,328	62,500	62,500	$0.70	5/20/2030
	292,174	302,250	201,500	$0.95	9/16/2030

Thomas J. Spisak (Chief Financial Officer)	72,992	37,500	37,500	$0.89	3/2/2030	37,500	$13,500	37,500	$13,500
	10,000	-	-	$0.50	3/25/2030
	271,513	280,875	187,250	$0.95	9/16/2030

Neal Cohane
(Chief Sales Officer)	269,531	-	-	$1.60	3/28/2028
	75,000	-	-	$0.50	3/25/2030
	97,862	52,138	50,000	$0.70	5/20/2030
	149,170	154,314	102,876	$0.95	9/16/2030

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DIRECTOR COMPENSATION

Director Compensation

The following table summarizes the compensation paid to our non-employee directors for the year ended December 31, 2021:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
John J. Bello	$104,167	$177,758	-	-	-	$281,925
Lewis Jaffe	$37,500	$15,158	-	-	-	$52,658
James C. Bass	$37,500	$15,158	-	-	-	$52,658
Scott R. Grossman (former director)(2)	$37,500	$15,158	-	-	-	$52,658
Louis Imbrogno, Jr.	$37,500	$15,158	-	-	-	$52,658
Rhonda Kallman (former director)(3)	-	-	-	-	-	-
Leon M. Zaltzman (4)	-	-	-	-	-	-
Thomas W. Kosler (5)	-	-	-	-	-	-

(1)	The amounts represent the fair value of restricted stock awards granted during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards, excluding any impact of assumed forfeiture rates.
(2)	Scott R. Grossman resigned from his position as director effective December 30, 2021.
(3)	Rhonda Kallman was elected to the board on December 30, 2021 at the Reed’s, Inc. 2021 Annual Stockholders Meeting and resigned from the board effective June 30, 2022.
(4)	Leon M. Zaltzman was appointed to the board effective March 21, 2022.
(5)	Thomas W. Kosler was appointed to the board effective July 1, 2022.

EQUITY COMPENSATION PLAN INFORMATION

On September 29, 2017, the 2017 Incentive Compensation Plan for 3,000,000 shares was approved by our shareholders. On December 13, 2018 the Amended and Restated 2017 Incentive Compensation Plan was approved by our shareholders increasing the number of shares issuable by 3,500,000 to 6,500,000. On December 16, 2019, the Second Amended and Restated 2017 Incentive Compensation Plan (“2017 Plan”) was approved by our shareholders, increasing the number of shares issuable by 1,000,000 to 7,500,000.

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On December 21, 2020, the 2020 Equity Incentive Plan (“2020 Plan”) for 8,500,000 shares was approved by our shareholders. The 2020 Plan replaced the 2017 Plan, which would have expired by its terms on September 30, 2027. On December 30, 2021, the Amended and Restated 2020 Plan was adopted by our shareholders, increasing the 2020 Plan to 15,000,000 shares.

We have discontinued the 2017 Plan and all plans that preceded the 2017 Plan and will not issue any new awards under these prior plans, although awards granted under these plans will remain in effect.

The following table provides information, as of December 31, 2021, with respect to equity securities authorized for issuance under compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in
Plan Category	(a)	(b)	Column (a)

Equity compensation plans approved by security holders	10,522,995	$1.12	2,768,951
Equity compensation plans not approved by security holders	-	$-	-
TOTAL	10,522,995	$1.12	2,768,951

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of August [●], 2022 for (i) each Named Executive Officer and director, and (ii) all Named Executive officers and directors as a group and (iii) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock. A person is considered to beneficially own any shares (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

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Named Beneficial Owner Directors and Named Executive Officers	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)
John J. Bello (2)	[●]	[●]	%
Norman E. Snyder, Jr. (3)	[●]	[●]	%
Neal Cohane (4)	[●]	[●]	%
James C. Bass (5)	[●]	[●]	%
Thomas J. Spisak (6)	[●]	[●]	%
Louis Imbrogno (7)	[●]	[●]	%
Lewis Jaffe (8)	[●]	[●]	%
Leon M. Zaltzman (9)	[●]	[●]	%
Thomas W. Kosler (10)	[●]	[●]	%

Directors and Named Executive Officers as a group (9 persons)	[●]	[●]	%
5% or greater stockholders	[●]	[●]
Union Square Entities (11)	[●]	[●]	%

* Less than 1%

(1)

(2)

(3)

(5)

(7)

(8)

(9)

(10)

(11) Principal address is 1120 Avenue of the Americas, Suite 1512, New York, NY 10036. Mr. Zaltzman is the founder and managing member of Union Square Park Capital Management, LLC (“USPCM”), an SEC Registered Investment Adviser firm and is also the managing member of Union Square Park GP (“USPGP”). USPCM and USPGP serve as the investment manager and general partner to Union Square Park Partners, LP (“USPP Fund”), respectively. Foregoing entities hereinafter collectively referred to as the “Union Square Entities Mr. Zaltzman has voting and dispositive control over shares held by the Union Square Entities. Does not include 5,357,143 shares of common stock issuable upon exercise of certain warrants, which may not be exercised until September 27, 2022 and are subject to a 19.99% beneficial ownership blocker.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Reed’s under 17 CFR 240.16a-3(e) during our fiscal year ended December 31, 2020 the following individuals each filed three late Form 4s, each representing one transaction: John Bello . None of our officers or directors filed Form 5.

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PROPOSAL NO. 2 – CONVERTIBLE NOTE SHARE ISSUANCE PROPOSAL

10% Secured Convertible Promissory Notes

The discussion of the 10% secured convertible promissory note transaction (“Note Transaction”) and the holders thereof as set forth in this Proxy Statement is qualified in its entirety by reference to the form of 10% secured convertible promissory notes due May 9, 2022 (“Notes”) attached thereto, which set forth the terms, conditions and rights of the Notes and holders thereof and the Note Documents (as defined therein). The Notes and Note Documents (as defined in the Notes) are attached to this Proxy Statement as Appendix 1 and hereby incorporated by reference into this Proxy Statement. We encourage you to read the carefully and, in its entirety, as it is comprised of the legal document that governs the Notes.

On May 9, 2022, Reed’s entered into the Note Transaction with institutional investors that are affiliates of Whitebox Advisors, LLC pursuant to which the investors agreed to purchase, and we agreed to issue and sell in a private placement, $11.25 million of 10% secured convertible promissory notes (“Notes”). Reed’s also granted the investors an option (“Note Option”) to purchase up to an additional $12 million aggregate principal amount of Notes, having identical terms (other than with respect to the issue date) to the initial Notes issued.

The Notes will mature on May 9, 2025, bear interest at a rate of 10% per annum (with 5% per annum payable in cash and 5% per annum payable “in kind” by adding such accrued interest to the principal amount of the Notes (each payment referred to herein as an “Interest Payment”). The Notes are secured by substantially all of the company’s assets (including all of its intellectual property) and are subject to a collateral sharing agreement with Alterna Capital Solutions, the company’s existing secured lender. Beginning in August 2022, the Notes have an amortization feature, which requires the company to make monthly payments of principal of $200 plus accrued interest (“Amortization Payments”). Each Amortization Payment shall, at the option of the company, be payable in cash or in shares of the company’s common stock. Any portion of an Amortization Payment or Interest Payment that is paid in shares of the company’s common stock shall be priced at 90% of the average of the daily volume weighted average prices of the company’s common stock during the five trading days prior to the date of Amortization Payment. On August 9, 2022, the company paid, in cash, its first monthly Amortization Payment of $200 plus accrued interest. Amortization Payments of principal would total approximately $1.0 million in 2022, $2.4 million in 2023, $2.4 million in 2024, and $800,000 in 2025, leaving a principal balance of the Notes of approximately $4.7 million due at maturity. Reed’s will not make any such Amortization Payments or Interest Payments in shares of common stock if the price under the formula, at the time of payment, is less than $0.10 per share.

The initial conversion rate of the Notes is 4.1503 shares of the company’s common stock per one dollar of principal converted, subject to customary anti-dilution adjustments. Upon conversion, holders of the Note are entitled to receive an “Interest Make-Whole Payment”. The Interest Make-Whole Payment amount is equal to the sum of the remaining scheduled payments of interest on the Notes to be converted that would be due if such notes matured May 9, 2025, payable, at the company’s option in cash or in shares of common stock. The company’s ability to settle conversions and Interest Make-Whole Payments using shares of the company’s common stock is subject to certain limitations set forth in the Notes. If the company experiences a “Make-Whole Fundamental Change” which includes, but is not limited, such time our common stock ceases to be listed on a Nasdaq market or the New York Stock Exchange, the holders of the notes have the right to require the company to repurchase the notes for cash at a repurchase price equal to 100% of the principal amount, plus accrued interest thereon. The holders of the Notes who redeem their Notes in connection with this “Make-Whole Fundamental Change” are, under certain circumstances, entitled to an increase in the conversion rate. At June 30, 2022, the Notes, including accrued interest, are convertible into 35,564,397 shares of the company’s common stock pursuant to a share conversion cap limit as defined in the Notes.

The Notes contain a beneficial ownership limitation as to each holder of 9.9% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of, or as part of any Amortization Payment or Interest Make-Whole Payment under the Notes.

We reserved 22,457,782 shares of common stock for issuance under the Notes. Following the receipt of stockholder approval for this Proposal No. 2 and prior to the receipt of stockholder approval for this Proposal No. 4, an aggregate of 35,564,397 shares of common stock will be available and reserved for issuance under the Notes. Following the receipt of stockholder approval for Proposal Nos. 2 and 4, an aggregate of 82,229,000 shares of common stock (subject to adjustment for the reverse stock split) will be reserved for issuance upon conversion of the Notes or as Interest Make-Whole Payments, including shares of common stock issuable under the Note Option. Up to an additional 70,675,000 shares of common stock (subject to adjustment for the reverse stock split) may be reserved for issuance, at the company’s option, pursuant to Amortization Payments and Interest Payments, assuming payment in shares of common stock at value of no less than $0.10 per share,

Under Nasdaq Listing Rule 5635(d), shareholder approval is required prior to a “20% Issuance” at a price less than the “Minimum Price”. A “20% Issuance” is a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial shareholders of such company, equals 20% or more of the common stock or voting power outstanding before the issuance. The “Minimum Price” is the lower of: (i) the Nasdaq Official Closing Price of the common stock (“NOCP”); or (ii) the average NOCP for the five trading days, in either case immediately preceding the signing of the binding agreement.

Pursuant to the Notes, “Authorized Share Amendment” means an amendment to the company’s certificate of incorporation increasing the number of authorized shares of common stock to an amount that is sufficient, in the company’s sole judgment after taking into account all shares of common stock outstanding immediately preceding the date that the definitive proxy statement relating to the Authorized Share Amendment is filed with the Securities and Exchange Commission, as well as all shares of common stock reserved or necessary to satisfy the company’s obligations to issue shares of common stock pursuant to the terms of any then outstanding convertible or exchangeable securities or contractual obligations (other than the Notes) or the company’s anticipated future capital raising activities, to settle the conversion of all then-outstanding Notes at the conversion rate then applicable, after giving effect to the maximum number of shares of common stock that may be deliverable upon conversion in connection with a Make-Whole Fundamental Change, plus such additional number of shares of common stock that the company reasonably anticipates issuing in connection with Amortization Payments and Interest Make-Whole Payments on the Notes, in each case without giving effect to any beneficial ownership limitation.

The Notes contain certain covenants, including, among others, a deadline by which to hold this Annual Meeting of Stockholders in order to (1) obtain stockholder approval of the 20% Issuance pursuant to the Note Transaction and (ii) to obtain stockholder approval of the Authorized Share Amendment. A Limited Waiver and Amendment to 10% Secured Convertible Notes dated May 9, 2022, with the holders memorialized, among other things, the extension of the deadline by which to hold the Annual Meeting to October 5, 2022.

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The Notes contain customary affirmative and negative covenants and events of default.

We intend to use the net proceeds, after repaying a portion of outstanding borrowings under the company’s existing revolving credit facility with Alterna Capital Solutions, for general working capital purposes. Stockholders should understand that we have wide discretion over the use of the net proceeds from the Notes.

In the course of reaching its decision, the board considered a number of factors, including, among others:

●	The Notes are convertible into common stock in the sole discretion of the holders. Without stockholder approval, the holders will not convert or receive “in-kind” Interest Payments or make-whole Interest ayments in common stock.

●	Without stockholder approval, the company will not be able to make “in-kind” Interest Payments, Amortization Payments, or Interest Make-Whole Payments in common stock.

●	The Note Option to purchase up to an additional $12.0 million of Notes is exercisable in the sole discretion of the holders. Any limitation on the holders’ ability to receive shares of common stock upon conversion,as “in-kind” Interest Payments or Interest Make-Whole Payments could negatively impact their decision to exercise the Note Option and provide the company with additional capital.

In the course of reaching its decision, the board also considered a number of potentially negative factors including, among others, the potential dilution to existing stockholders that would result from a full conversion of the Notes. The potential dilution and impact of the Notes on existing stockholders is discussed further below under the heading “Potential Adverse Effects of the Issuance – Dilution and Impact of the Notes on Existing Stockholders”.

Potential Adverse Effects of the Issuance — Dilution and Impact of the Notes on Existing Stockholders

The conversion of all or any portion of the Notes into shares of our common stock could have a dilutive effect on our current stockholders in that the percentage ownership of the company held by our current stockholders would decline as a result of the issuance of additional shares of our common stock upon conversion of the Notes. As a result, our current stockholders would own a smaller proportionate interest in the company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our common stock upon conversion of the Notes could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our common stock to decline.

Because of the conversion price adjustments that will be contained in the Notes, and the uncertainty regarding the aggregate principal amount of Notes that may be issued under the Notes, the exact magnitude of the dilutive effect of the Notes cannot be conclusively determined but may be material to our current stockholders.

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Risks Related to the Notes

Servicing our debt requires a significant amount of cash, and we may not have sufficient cash flow from our business to pay our substantial debt.

Our ability to make scheduled payments of the principal of, to pay interest on or to refinance our indebtedness, including the Notes, depends on our future performance, which is subject to economic, financial, competitive and other factors beyond our control. Our business may not continue to generate cash flow from operations in the future sufficient to service our debt and make necessary capital expenditures. If we are unable to generate such cash flow, we may be required to adopt one or more alternatives, such as selling assets, restructuring debt or obtaining additional equity capital on terms that may be onerous or highly dilutive. Our ability to refinance our indebtedness will depend on the capital markets and our financial condition at such time. We may not be able to engage in any of these activities or engage in these activities on desirable terms, which could result in a default on our debt obligations.

We owe a significant amount of money under the Notes which could adversely affect our financial flexibility and our competitive position and our failure to comply with the terms of the Notes could result in the Notes being declared in default.

We have a significant amount of outstanding indebtedness. As of June 30, 2022, we owe principal amount of approximately $11.4 million under the Notes. At maturity, assuming exercise of the Note Option and maximum “in-kind” Interest Payments, the outstanding balance under the Notes will be $19.8 million. Despite our current debt levels, may be able to incur substantial additional debt in the future, subject to the restrictions contained in our debt instruments.Our substantial indebtedness could have important consequences and significant effects on our business. For example, it could:

●	increase our vulnerability to adverse changes in general economic, industry and competitive conditions;

●	require us to dedicate a substantial portion of our cash flow from operations to make payments on our indebtedness, thereby reducing the availability of our cash flow to fund working capital, capital expenditures and other general corporate purposes;

●	restrict us from taking advantage of business opportunities;

●	make it more difficult to satisfy our financial obligations;

●	place us at a competitive disadvantage compared to our competitors that have less debt obligations; and

●	limit our ability to borrow additional funds for working capital, capital expenditures, acquisitions, debt service requirements, execution of our business strategy or other general corporate purposes on satisfactory terms or at all.

The Notes impose certain restrictions on us and requires us to maintain compliance with specified covenants. Our ability to comply with these covenants may be affected by events beyond our control. A failure to comply with the covenants and other provisions of our outstanding debt could result in events of default under such instruments, which could permit acceleration of all of our debt and borrowings. Any required repayment of our debt as a result of a fundamental change or other acceleration would lower our current cash on hand such that we would not have those funds available for use in our business.

We may need to raise additional funding in the future to repay or refinance the Notes and as such may need to seek additional debt or equity financing. Such additional financing may not be available on favorable terms, if at all. If debt financing is available and obtained, our interest expense may increase and we may be subject to the risk of default, depending on the terms of such financing. If equity financing is available and obtained it may result in our stockholders experiencing significant dilution. If such financing is unavailable, we may be forced to curtail our operations, which may cause the value of our securities to decline in value and/or become worthless.

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Our ability to service our indebtedness will depend on our ability to generate cash in the future.

Our ability to make payments on our indebtedness (including our Notes) will depend on our ability to generate cash in the future. Our ability to generate cash is subject to general economic and market conditions and financial, competitive, legislative, regulatory and other factors that are beyond our control. Our business may not generate sufficient cash to fund our working capital requirements, capital expenditure, debt service and other liquidity needs, which could result in our inability to comply with financial and other covenants contained in our debt agreements, our being unable to repay or pay interest on our indebtedness, and our inability to fund our other liquidity needs. If we are unable to service our debt obligations, fund our other liquidity needs and maintain compliance with our financial and other covenants, we could be forced to curtail our operations, our creditors could accelerate our indebtedness and exercise other remedies and we could be required to pursue one or more alternative strategies, such as selling assets or refinancing or restructuring our indebtedness. However, such alternatives may not be feasible or adequate.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on this Proposal No. 2 is required to approve the Convertible Note Share Issuance Proposal.

Under Delaware law “broker non-votes” are not considered entitled to vote and will have no effect on the outcome of Proposal No. 2.

Please note that, in the absence of your specific instructions as to how to vote, your broker may not vote your shares with respect to Proposal No. 2, so please provide instructions to your broker regarding the voting of your shares.

The board unanimously recommends a vote “FOR” approval of this Proposal No. 2 – the Convertible Note Share Issuance Proposal.

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PROPOSAL NO. 3 – Ratification AUDITORS PROPOSAL

The audit committee has reappointed Weinberg & Company, P.A. to audit our consolidated financial statements for the fiscal year ending December 31, 2023. Weinberg & Company, P.A., an independent registered public accounting firm, has served as our independent auditor continuously since 2009. A representative from Weinberg & Company, P.A. is not expected to be present at the annual meeting.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Weinberg & Company, P.A. is not approved by the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter, the audit committee will consider the appointment of another independent registered public accounting firm for fiscal 2023.

Independent Registered Public Accounting Firm Fee Information

Weinberg & Company, P.A. (“Weinberg”) was our independent registered public accounting firm for the years ended December 31, 2021 and 2020.

The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2021 and 2020:

	2021	2020

Audit Fees	$186,089	$161,597
Audit-Related Fees	-	-
Tax Fees	45,184	36,169
All Other Fees	38,896	93,548
Total	$270,169	$291,314

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees

Weinberg provided services for the audits of our financial statements included in Annual Reports on Form 10-K and limited reviews of the financial statements included in Quarterly Reports on Form 10-Q.

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Audit Related Fees

Weinberg did not provide any professional services which would be considered “audit related fees.”

Tax Fees

Weinberg prepared our 2020 and 2019 Federal and state income tax returns.

All Other Fees

Services provided by Weinberg with respect to the filing of various registration statements made throughout the year are considered “all other fees.”

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. Accordingly, 100% of audit services and non-audit services described in this Item 14 were pre-approved by the Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on this proposal is required is required to ratify the appointment of Weinberg & Company, P.A. as independent registered public accounting firm.

If you are a beneficial holder and you wish to vote “for,” “against” or “abstain” from Proposals No. 3 and your broker is an NYSE member that participates in discretionary voting, you will have to provide your broker with such an instruction. Otherwise, your broker may vote in its discretion on this Proposal No. 3.

The board unanimously recommends a vote “FOR” Proposal. No. 3 - the Ratification of Auditors Proposal.

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PROPOSAL NO. 4 – REVERSE STOCK SPLIT PROPOSAL

Overview

The board has determined that it is advisable and in the company’s and its stockholders’ best interests that the board implement a reverse stock split of the outstanding shares of our common stock at any time on or prior to December 31, 2022, at a ratio of not less than one-for-6 and not more than one-for-twenty-five, with the exact ratio to be set at a whole number within this range by the board in its sole discretion. Accordingly, stockholders are asked to approve an amendment to our certificate of incorporation to effect a reverse stock split consistent with such terms and to grant authorization to the board to determine, in its sole discretion, the specific timing and ratio of the reverse stock split.

The board strongly believes that the reverse stock split is necessary for the following reasons:

1.	to provide us with resources and flexibility, with respect to our capital, sufficient to execute our business plans and strategy and improve the marketability and liquidity of our common stock;
2.	to maintain our listing on the Nasdaq Capital Market;
3.	to avoid a “fundamental change” under the Note Transaction; and
4.	to provide adequate share reserve for the issuance of shares of our common stock pursuant to the Note Transaction.[1]

Accordingly, the board unanimously approved a resolution proposing an amendment to our certificate of incorporation to allow for the reverse stock split and directed that it be submitted for approval at the Annual Meeting.

In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval, the board may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our common stock;
●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the reverse stock split on the trading market for our common stock in the short- and long-term;
●	our ability to continue our listing on the Nasdaq Capital Market or qualify for new listing on other national securities exchanges;
●	which reverse stock split ratio would result in the least administrative cost to us; and
●	prevailing general market and economic conditions;
●	number of shares of common stock that may be issued pursuant to our Notes

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Failure to approve the amendment could have serious, adverse effects on the company and its stockholders. If we are unable to implement a reverse stock split, we may fail to attract investment interest in our company and common stock, which could result in the failure to obtain the financing resources that we need to continue and expand our operations on the timing anticipated or at all. In addition, we will likely be delisted from the Nasdaq Capital Market because shares of our common stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing. If the Nasdaq Capital Market delists our common stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our common stock could adversely decrease to nominal levels of trading and become avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

The text of the form of the proposed amendment to our certificate of incorporation, which assumes the approval of this Proposal No. 4, is attached hereto as Appendix 2. By approving this Proposal No. 4, stockholders will approve an amendment to our certificate of incorporation pursuant to which any whole number of outstanding shares between and including two and twenty-five could be combined into one share of our common stock, and authorize the board to file such amendment, as determined by the board in the manner described herein.

Certain of our officers and directors have an interest in the reverse stock split as a result of their ownership of common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” on page 37.

Reason for the Reverse Stock Split

To provide us with resources and flexibility with respect to our capital sufficient to execute our business plans and strategy.

The board believes that the increased market price of our common stock expected as a result of implementing the reverse stock split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold, like penny stocks), potentially increasing trading volume and liquidity of our common stock. The Reverse Stock Split could help increase analyst and broker interest in our common stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

The board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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To maintain our listing on the Nasdaq Capital Market.

The Nasdaq Listing Qualifications Department notified us on August 16, 2021 that the bid price of our common stock had closed at less than $1 per share over the previous 30 consecutive business days, from July 2, 2021 through August 13, 2021, and, as a result, did not comply with Listing Rule 5550(a)(2) (“Bid Price Rule”). Therefore, in accordance with Listing Rule 5810(c)(3)(A), we were provided 180 calendar days, or until February 14, 2022, to regain compliance with the Bid Price Rule.

At our 2021 annual meeting of stockholders on December 30, 2021, we obtained stockholder approval for authority for the board, if the board were to deem it necessary during a one-year term, to effect a one-for-two up to a one-for-five reverse stock split (“2021 Approved Reverse Split”). However, due to the unanticipated downturn in the financial markets, it became clear to the board, after consultation with its advisors and Nasdaq, that it was improbable that even a one-for-five reverse stock split would be sufficient to meet the company’s objective of regaining compliance with the Bid Price Rule. Our board reserves the right to effect the 2021 Approved Reverse Stock Split in the event this Proposal No. 4 is not approved. However, in the event this Proposal No. 4 is approved, our board will not move forward with the 2021 Approved Stock Split.

We failed to regain compliance with the Bid Price Rule on or before February 14, 2022. Since we meet the requirement for market value of publicly held shares and all of the other applicable standards for initial listing on the Nasdaq Capital Market with the exception of the minimum bid price and provided Nasdaq with a written notice of our intention to cure the deficiency with a reverse stock split during the second compliance period, we were granted additional time through August 15, 2022 to regain compliance with the Bid Price Rule. Since the Annual Meeting will take place after our extended deadline, we expect to receive a delisting notice from Nasdaq, which we intend to appeal to a hearings panel, in accordance with Nasdaq rules. Delisting will be tolled during the appeals process, and we expect a favorable outcome at the hearing, given our actions taken at our 2021 annual meeting and proposed for this Annual Meeting, intended to cure the deficiency. However, there can be no assurances that the hearing will have a favorable outcome.

Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the- counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons.

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The board believes that the reverse stock split is a potentially effective means for us to maintain compliance with Nasdaq Listing Rules and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our common stock.

To avoid a Make- Whole Fundamental Change under the Notes.

The delisting of our common stock from the Nasdaq Capital Market would constitute a Make-Whole Fundamental Change under the Notes. In such circumstance, the holders of the Notes would have the right to require the company to repurchase the Notes at a purchase price of 100% of the principal amount held by such holder, plus accrued and unpaid interest through, but not including, the repurchase date. In addition, we would also be required to pay the holders of the Notes a Make-Whole Fundamental Change payment . The repurchase of the Notes as a result of a Make-Whole Fundamental Change would likely render us insolvent and result in some type of bankruptcy, insolvency, liquidation, or reorganization event for the company. Such an event could result in substantial dilution to investors in our common stock, including a total loss of your investment.

To reserve sufficient shares of common stock for issuance pursuant to the Note Transaction.

The total number of authorized shares of common stock will not be reduced in accordance with the exchange ratio, which will result in a significant increase in the availability of authorized shares of common stock.

An aggregate of 22,457,782 shares of common stock (subject to adjustment for the reverse stock split) are currently reserved for issuance under the Note Transaction. Following the receipt of stockholder approval for Proposal No. 2 and prior to the receipt of stockholder approval for this Proposal No. 4, an aggregate of 35,564,397 shares of common stock (subject to adjustment for the reverse stock split) will be reserved for issuance under the Notes. Following the receipt of stockholder approval for both Proposal Nos. 2 and 4, an aggregate of 82,229,000 shares of common stock (subject to adjustment for the reverse stock split) will be reserved for issuance under the Notes, for conversion of the Notes through maturity, assuming exercise of the Note Option and maximum “in-kind” Interest Payments.

Up to an additional 70,675,000 shares of common stock (subject to adjustment for the reverse stock split) may be reserved for issuance, at the company’s discretion, pursuant to Amortization Payments and Interest Payments, assuming payment in shares of common stock at value of no less than $0.10 per share.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price and have the desired effect of maintaining compliance with Nasdaq Listing Rules.

The board expects that the reverse stock split of our common stock will increase the market price of our common stock so that we are able to attract investment and maintain compliance with the Nasdaq minimum bid price. However, the effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances, is varied. It is possible that (i) the per share price of our common stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, (ii) the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks, or result in increased trading volume or liquidity; or (iii) the market price per post-reverse stock split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. Even after we effect a reverse stock split, the market price of our common stock may decrease due to factors unrelated to the reverse stock split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Even if the market price per post-reverse stock split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

The total number of authorized shares of common stock will not be reduced in accordance with the exchange ratio, which will result in a significant increase in the availability of authorized shares of common stock.

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The total number of authorized shares of common stock will not be reduced in accordance with the exchange ratio, which may result in a significant increase in the availability of authorized shares of common stock and will be dilutive to our stockholders.

The total number of authorized shares of common stock will not be reduced in accordance with the exchange ratio, which will result in a significant increase in the availability of authorized shares of common stock. Any additional common stock so authorized will be available for issuance by the board for stock splits or stock dividends, acquisitions, raising additional capital, conversion of our debt into equity, or other corporate purposes, and any such issuances may be dilutive to current stockholders.

The proposed reverse stock split may decrease the liquidity of our stock.

The liquidity of our capital stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

The increased proportion of unissued authorized shares to issued shares may have anti-takeover effects under certain circumstances, although the board is not implementing the reverse stock split for such purpose.

The increased proportion of unissued authorized shares to issued shares may have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the board or render tender offers for a combination with another entity more difficult to successfully complete. The board is not implementing the reverse stock split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of our common stock. Except to the extent that whole shares will be exchanged in lieu of fractional shares as described below, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us and proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split, except to the extent that whole shares will be exchanged in lieu of fractional shares as described below.

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The following table contains approximate information relating to our common stock under the proposed reverse stock split ratios, without giving effect to any adjustments for fractional shares of common stock, as of August [●], 2022:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:6	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:7	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:8	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:9	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:10	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:11	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:12	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:13	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:14	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:15	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:16	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:17	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:18	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:19	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:20	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:21	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:22	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:23	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:24	180,000,000	[●]	[●]	[●]
Post-Reverse Stock Split 1:25	180,000,000	[●]	[●]	[●]

(1) The pre-reverse stock split number of shares of our common stock reserved for future issuance includes the following, as of June 30, 2022:

Warrants	13,107,469
Options	9,801,201
Convertible Note Payable	22,457,782
Unvested restricted common stock	275,860
Series A Convertible Preferred stock	37,644
Total	45,679,956

Reduction of Shares Held by Individual Holders of Common Stock. After the effective date of the proposed reverse stock split, each holder will own fewer shares of common stock. However, the proposed reverse stock split will affect all holders of common stock uniformly and will not affect any holder of common stock’s percentage ownership interest in the company, except to the extent that the reverse stock split results in any holder of common stock owning a fractional share as described below. Proportionate voting rights and other rights of the holders of common stock will not be affected by the proposed reverse stock split (other than as a result of rounding up to the nearest whole share in lieu of issuance of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split. The number of holders of common stock of record would not be affected by the reverse stock split. However, if the reverse stock split is implemented, it may increase the number of holders of common stock who own “odd lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock.

After the effective date of the reverse stock split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.

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Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on the Nasdaq Capital Market under the symbol “REED,” although it is likely that the Nasdaq Stock Market would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the reverse stock split to indicate that the reverse stock split had occurred.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on the Nasdaq Capital Market under the symbol “REED,” although it is likely that the Nasdaq Stock Market would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the reverse stock split to indicate that the reverse stock split had occurred.

Effect on Warrants

The reverse stock split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the warrants to purchase up to an aggregate of 13,107,469 shares of common stock issued by the company, in accordance with the reverse stock split ratio determined by the board (as of June 30, 2022).

The adjustments to the warrants, as required by the reverse stock split and in accordance with the reverse stock split ratio as determined by the board, would result in approximately the same aggregate price being required to be paid under such warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split.

Effective Date

The proposed reverse stock split would become effective on the date of filing of a certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. On the effective date, shares of our common stock issued and outstanding and shares of common stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse stock split ratio determined by the board within the limits set forth in this proposal. If the proposed amendment is not approved by our stockholders, a reverse stock split will not occur.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split will automatically be entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number.

Preferred Stock. At the Effective time, conversion price of the outstanding Series A Convertible Preferred Stock will be adjusted such that the number of shares of common stock issuable upon conversion will be decreased in proportion to the decrease in the aggregate shares of common stock outstanding.

Change in Number and Exercise Price of Employee and Director Equity Awards. Under the terms of the company’s outstanding equity awards, the reverse stock split would cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards in proportion to the reverse stock split ratio and would cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares of commons stock authorized for future issuance under the company’s equity plans will also be proportionately reduced. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

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Regulatory Effects. The common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934 (“Exchange Act”), and the common stock is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act or the company’s obligation to publicly file financial and other information with the SEC. If the proposed reverse stock split is implemented and our common stock has not been delisted from Nasdaq, the common stock will continue to trade on The Nasdaq Capital Market under the symbol “REED” (although Nasdaq would likely add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred). If the reverse stock split is implemented and our common stock has been delisted from Nasdaq, we believe the common stock would continue to be reported on the OTC. However, if we are delisted from the Nasdaq Capital Market, we currently intend to file an application to list our common stock on a national securities exchange following the effectiveness of the reverse stock split.

No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, the board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

The Proposed Reverse Stock Split may not Increase the Company’s Stock Price over the Long-Term, which would Prevent the Company from Realizing Some of the Anticipated Benefits of the Reverse Stock Split. The board expects that the reverse stock split will increase the market price of the common stock so that the company is able to maintain compliance with the Nasdaq minimum bid price listing standard if our common stock remains listed on the Nasdaq Capital Market or, in the alternative, meet the eligibility requirements for listing on a national securities exchange, if our common stock is no longer listed on the Nasdaq Capital Market. However, the effect of the reverse stock split upon the market price of the common stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the common stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the reverse stock split, and there can be no assurance that the market price per share of the common stock after the reverse stock split will either exceed or remain in excess of any minimum bid price requirement for a sustained period of time. The market price of the common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the company’s future performance. In addition, even if the company is able to maintain the listing of its common stock on the Nasdaq Capital Market, there can be no assurance that the company will not be delisted in the future due to a failure to meet other continued listing requirements, even if the market price per share of the common stock after the reverse stock split remains in excess of $1.00. Further, if the company’s common stock is delisted from Nasdaq, there can be no assurance that the common stock will meet the other eligibility requirements for listing on another national securities exchange.

The Proposed Reverse Stock Split may Decrease the Liquidity of the Company’s Stock. The liquidity of the common stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

Stockholders’ Equity. Following the effectiveness of the amendment to the company’s Certificate of Incorporation, the stated capital on the company’s balance sheet and the additional paid-in capital account, in each case, attributable to the common stock, will be adjusted to reflect the reverse stock split. The par value per share of the common stock will remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on the company’s consolidated balance sheet attributable to common stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of the common stock outstanding. The company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the reverse stock split.

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Shares Held in Book-Entry and Through a Bank, Broker or Other Nominee

The combination of, and reduction in, the number of our outstanding shares of common stock as a result of the reverse stock split will occur automatically at the effective time without any additional action on the part of our stockholders.

Upon the reverse stock split, we intend to treat stockholders holding shares of common stock in “street name” (that is, through a bank, broker or other nominee) in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares of our common stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the reverse stock split. If you hold your shares of common stock with a bank, broker or other nominee, and you have any questions in this regard, we encourage you to contact your nominee.

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares of our common stock in registered book-entry form. If you are entitled to post-reverse stock split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time indicating the number of shares of our common stock you hold.

If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-reverse stock split shares of our common stock for either: (i) a certificate representing the post-reverse stock split shares of our common stock or (ii) post-reverse stock split shares of our common stock in a book-entry form, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the effective time indicating the number of shares of our common stock you hold. Beginning on the effective date of the reverse stock split, each certificate representing pre-reverse stock split shares of our common stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders will not be entitled to dissenter’s rights with respect to the consummation of the reverse stock split as contemplated by the Amendment, and we do not intend to independently provide our stockholders with any such rights.

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Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) until requested to do so.

Interests of Certain Persons in the Proposal

Certain of the company’s officers and directors have an interest in this Proposal No. 4 as a result of their ownership or potential ownership of shares of stock of the company, as set forth in the sections entitled “Security Ownership of Certain Beneficial Owners and Management”. However, the company does not believe that its officers or directors have interests in the reverse stock split that are different from or greater than those of any other holder of common stock.

No Fractional Shares

The company does not currently intend to issue fractional shares in connection with the reverse stock split. We will round up to the nearest whole share for stockholders, who own the common stock prior to the effective time of the reverse stock split and who otherwise would hold fractional shares because the number of shares of common stock they held before the reverse stock split would not be evenly divisible based on the reverse stock split ratio.

Accounting Consequences

The par value per share of our common stock would remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the exchange ratio of the reverse stock split. We will reclassify prior period per share amounts and the Consolidated Statements of Stockholders’ Equity for the effect of the reverse stock split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the reverse stock split to the company and to holders of the common stock that hold such stock as a capital asset for U.S. federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Code, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the common stock’s common stock or convertible notes as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the common stock’s common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

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We are required to provide the holders of our common stock with information regarding the tax impact of the reverse stock split, which we intend to provide on our website at www.drinkreeds.com.

Vote Required

The affirmative vote of the majority of outstanding shares entitled to vote on the matter is required to amend our certificate of incorporation. to effect the reverse stock split.

Under Delaware law “broker non-votes” will have the effect of “against” votes on the outcome of Proposal No. 4 - the Reverse Split Proposal - so please provide instructions to your broker regarding the voting of your shares on Proposal No. 4.

The board recommends a vote “FOR” Proposal No. 4 - the Reverse Stock Split Proposal.

Vote Required

The affirmative vote of the majority of outstanding shares entitled to vote on the matter is required to amend our certificate of incorporation. to effect the reverse stock split.

Under Delaware law “broker non-votes” will have the effect of “against” votes on the outcome of Proposal No. 4 - the Reverse Split Proposal - so please provide instructions to your broker regarding the voting of your shares on Proposal No. 4.

The board recommends a vote “FOR” Proposal No. 4 - the Reverse Stock Split Proposal.

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PROPOSAL No. 5 – SAY-ON-PAY PROPOSAL

At our 2019 annual meeting of stockholders, we conducted a non-binding stockholder vote on the frequency of future say-on-pay votes (commonly known as a “Say-When-on-Pay” vote). We recommended that such votes be conducted every three years and our stockholders approved that recommendation by a plurality of votes for the three year interval. We will hold a say-on-pay vote at a frequency of three years through 2025, when the next stockholder vote on the frequency of say-on-pay votes is required under the Securities Exchange Act of 1934, as amended, or until the board otherwise determines that a different frequency for such votes is in the best interests of our stockholders. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this Proxy Statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as disclosed in this Proxy Statement) by voting for or against the resolution below (the “Say-on-Pay” Proposal). While our board and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation as discussed under “Executive Compensation” beginning on page 33 and the accompanying compensation tables and narratives.

As described under “Executive Compensation” our Compensation Committee, which is comprised of two independent directors, oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules, the compensation tables and the narrative disclosures that accompany the compensation tables, is hereby APPROVED.”

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the board or the Compensation Committee, nor will the outcome of the vote require the board or the Compensation Committee to take any action. The outcome of the vote will not be construed as overruling any decision of the board or the Compensation Committee or creating or implying any additional fiduciary duty of the board or the Compensation Committee. However, the board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

Vote Required

Approval of Proposal No. 5, the Say-On- Pay Proposal, requires the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter.

Under Delaware law “broker non-votes” are not considered entitled to vote and will have no effect on the outcome of Proposal No. 5.

Please note that, in the absence of your specific instructions as to how to vote, your broker may not vote your shares with respect to Proposal No. 5, so please provide instructions to your broker regarding the voting of your shares.

The board recommends a vote “FOR” Proposal No. 5 - the Say-On-Pay Proposal.

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PROPOSAL NO. 6 - ADJOURNMENT PROPOSAL

General

If there are not sufficient votes in favor of Proposal Nos. 2 (the Convertible Note Share Issuance Proposal) and/ or 4 (the Reverse Stock Split Proposal), we intend to move to adjourn the Annual Meeting, if necessary or appropriate (as determined in good faith by our board) to a later time or date, from time to time, in order to enable the board to solicit additional proxies.

In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter.

Under Delaware law “broker non-votes” are not considered entitled to vote and will have no effect on the outcome of Proposal No. 6.

Please note that, in the absence of your specific instructions as to how to vote, your broker may not vote your shares with respect to Proposal No. 6, so please provide instructions to your broker regarding the voting of your shares.

The board recommends a vote “FOR” Proposal No. 6 - the Adjournment Proposal.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or notice of internet availability of proxy materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our Proxy Statement and Annual Report or Notice of Internet Availability of Proxy Materials has been sent to your address.

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We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Reed’s, Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Executive Officer and Secretary, or by telephone at (203) 890-0557.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Reed’s, Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Financial Officer and Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our 2021 Annual Report to Stockholders, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’s ANNUAL MEETING

If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than April 31, 2023, which is 120 calendar days before August 29, 2023 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2022 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on October 5, 2022, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2023 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2023 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our bylaws. The bylaws provide that we must have received the stockholder’s notice no more than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholders. To be timely, a stockholder proposal not included in our proxy statement for the 2023 Annual Meeting of Stockholders must be received by our Secretary no later than June 7, 2023, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our bylaws.

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We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to Reed’s, Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Financial Officer and Secretary.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2025 annual meeting. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at our 2025 annual meeting.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the company.

No director of the company has informed the company that he intends to oppose the action taken by the company set forth in this Proxy Statement.

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 259-6290

E-mail: info@okapipartners.com

By Order of the Board of Directors,

/s/ John J. Bello
John J. Bello
Chairman

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REED'S. INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
OCTOBER 5, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints John J. Bello and Norman E. Snyder, Jr., and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders (the "Annual Meeting") of Reed's, Inc., a Delaware corporation, in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments or posteponements thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 11:00 a.m. Eastern time, on October 5, 2022. The 2022 Annual Meeting will be a completely virtual meeting, held via teleconference. The undersigned hereby revokes any proxies previously given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED

Important Notice Regarding the Availability of Proxy Materials for the
2022 Annual Meeting of Stockholders to be held
October 5 2022
The Proxy Statement and our Annual Report to Stockholders are available at:
www.okapivote.com/reeds

☒ Please mark vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED ON PROPOSAL 1.

1. The Election of Directors Nominees:	**FOR**	**AGAINST**	**ABSTAIN**
(1a) John J. Bello	☐	☐	☐
(1b) Norman E. Snyder, Jr.	☐	☐	☐
(1c) Lewis Jaffe	☐	☐	☐
(1d) James C. Bass	☐	☐	☐
(1e) Louis Imbrogno, Jr.	☐	☐	☐
(1f) Leon M. Zaltzman	☐	☐	☐
(1g) Thomas W. Kosler	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 5.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 6.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2, 3, 4, 5, and 6 above. If this card contains no specific voting instructions, the shares will be voted FOR Proposal 1 (the election of all nominees for director), FOR Proposal 2, **FOR** Proposal 3, **FOR** Proposal 4, **FOR** Proposal 5, and **FOR** Proposal 6.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HERETO.

Control #:

Signature Date:

Signature (if held jointly) Date:

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

VOTE BY INTERNET – *Before the Annual Meeting* - Go to *okapivote.com/REED*. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE – (866) 494-4435

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Okapi Partners c/o Jeremy Provost, 1212 Avenue of the Americas, 24th floor, New York, NY 10036.

APPENDIX 1

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THE SECURITIES REPRESENTED HEREBY ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED HEREIN) OR UNDER ANY STATE SECURITIES LAWS. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES FOR THE BENEFIT OF THE BORROWER (AS DEFINED HEREIN) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THESE SECURITIES OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT: (A) TO THE BORROWER OR ANY SUBSIDIARY THEREOF; (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT; OR (D) PURSUANT TO ANY OTHER EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (C) OR (D) ABOVE, THE BORROWER RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, OPINIONS OF COUNSEL OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

THE PAYMENT OF THIS PROMISSORY NOTE AND THE RIGHTS AND REMEDIES OF HOLDERS OF THIS PROMISSORY NOTE SHALL BE SUBJECT TO THE INTERCREDITOR AGREEMENT (AS DEFINED HEREIN).

THIS NOTE IS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE) FOR U.S. FEDERAL INCOME TAX PURPOSES. UPON WRITTEN REQUEST, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO ANY PURCHASER OF THIS NOTE: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

REED’S, INC.
SECURED CONVERTIBLE PROMISSORY NOTE

$[_____]	[______], 202[__]
Note No. [___]

FOR VALUE RECEIVED, the undersigned, REED’S, INC., a Delaware corporation (the “Borrower”), promises to pay to [_____________], or its registered assigns (the “Holder”), in lawful money of the United States of America and in immediately available funds, the principal sum of [_____________] U.S. Dollars (US$[_____________]) (as such amount may, from time to time, be increased or decreased pursuant to the terms hereof, the “Principal Amount”) on the Maturity Date (as defined herein), together with interest as provided herein.

This Note is one of a series of secured convertible promissory notes issued by the Borrower at several closings pursuant to that certain Note Purchase Agreement, dated as of May [__], 2022 (the “Purchase Agreement”), by and among the Borrower, Wilmington Savings Fund Society, FSB, in its capacity as representative for the holders of Notes (the “Holder Representative”), the Holder and the other purchasers from time to time party thereto (this Note, together with the other secured convertible promissory notes of the same series issued pursuant to the Purchase Agreement, are collectively referred to as the “Notes”).

1. Definitions. All terms defined in the Code (as defined herein) and not defined in this Note have the meanings specified therein. As used in this Note, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

“ABL Debt” means the “Obligations” as defined in the ABL Debt Documents.

“ABL Debt Documents” means that certain Ledgered ABL Agreement dated as of March 28, 2022 between Borrower and ABL Lender, that certain Overadvance Rider to Ledgered ABL Agreement dated as of March 28, 2022 between Borrower and ABL Lender, and that certain Inventory Finance Rider to Purchasing and Security Agreement dated as of dated as of March 28, 2022 between Borrower and ABL Lender.

“ABL Lender” means Alterna Capital Solutions, LLC, a Florida limited liability company.

“Additional Interest” has the meaning set forth in the Registration Rights Agreement.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“AHYDO Payment” means any payment required to be made pursuant to the terms of any Subordinated Debt instrument after the fifth anniversary of the issuance thereof that is intended to avoid such Subordinated Debt instrument being classified as an “applicable high yield discount obligation” within the meaning of Section 163(i) of the Internal Revenue Code.

“Amortization/Interest Conversion Price” means, with respect to any Amortization Payment Date or Conversion Date, ninety percent (90%) of the arithmetic average of the Daily VWAP for the five (5) VWAP Trading Days ending on the VWAP Trading Day immediately preceding such Amortization Payment Date or Conversion Date, as applicable.

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act of 2010, as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Note Party or any of its Subsidiaries or Affiliates is located or is doing business.

“Anti-Money Laundering Laws” means the applicable laws, statutes, regulations or rules in any jurisdiction in which any Note Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto, including, but not limited to, the Bank Secrecy Act (31 U.S.C. § 5311 et seq.) and the USA Patriot Act.

“Attribution Parties” means, with respect to the Holder, collectively, the following Persons: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the issuance of this Note, directly or indirectly managed or advised by the Holder’s investment manager or any of its affiliates or principals; (ii) any direct or indirect Affiliates of the Holder or any of the foregoing; (iii) any person acting or who would be deemed to be acting as a “group” (as such term is used Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder) together with the Holder or any of the foregoing; and (iv) any other persons whose beneficial ownership shares of Common Stock would be aggregated with the Holder and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.

“Authorized Share Amendment” means an amendment to the Borrower’s certificate of incorporation, as amended, increasing the number of authorized shares of Common Stock to an amount that is sufficient, in the Borrower’s sole judgment after taking into account all shares of Common Stock outstanding on the Business Day immediately preceding the date that the definitive proxy statement relating to the Authorized Share Amendment is filed with the Commission, as well as all shares of Common Stock reserved or necessary to satisfy the Borrower’s obligations as of such date to issue shares of Common Stock pursuant to the terms of any then outstanding convertible or exchangeable securities or contractual obligations (other than the Notes) or the Borrower’s anticipated future capital raising activities, to settle the conversion of all then-outstanding Notes at the Conversion Rate then applicable, after giving effect to the maximum number of shares of Common Stock that may be deliverable upon conversion in connection with a Make-Whole Fundamental Change, plus such additional number of shares of Common Stock that the Borrower reasonably anticipates issuing in connection with Amortization Payments and Interest Make-Whole Payments on the Notes, in each case without giving effect to any Beneficial Ownership Limitation.

“Authorized Share Amendment Date” means the date the Borrower has adopted and duly filed with the Secretary of State of the State of Delaware the Authorized Share Amendment (which shall be following receipt by the Borrower of the requisite stockholder approvals for such Authorized Share Amendment and the Nasdaq Stockholder Approval).

“Bank Services” mean any products, credit services or financial accommodations previously, now or hereafter provided to any Note Party or any of its Subsidiaries by any third party bank, including any cash management services (including merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements and foreign exchange services as any such products or services may be identified in such third party bank’s various agreements related thereto.

“Board of Directors” means the board of directors of the Borrower.

“Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York, New York or Wilmington, Delaware are authorized or required by law or executive order to close or be closed.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP (consistently applied), and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP (consistently applied); provided that any lease that would properly be recognized as an “operating lease” by any Note Party as of the date hereof shall continue to be treated as an operating lease and shall not constitute a Capital Lease Obligation for purposes hereof.

“Capital Stock” means, any and all shares, interests, rights to purchase, warrants and options (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

“Cash Equivalents” means, as to any Person: (a) securities issued or directly and fully and unconditionally guaranteed or insured by the United States or any agency or instrumentality thereof (but only so long as the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition; (b) securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than 180 days from the date of acquisition and having one of the two highest ratings from either Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or Moody’s Investors Service, Inc.; (c) certificates of deposit, denominated solely in U.S. Dollars, maturing within twelve months after the date of acquisition, issued by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia or that is a U.S. subsidiary of a foreign commercial bank; in each of the foregoing cases, solely to the extent that (i) such commercial bank’s short-term commercial paper is rated at least A-1 or the equivalent by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc. (any such commercial bank, an “Approved Bank”) or (ii) the par amount of all certificates of deposit acquired from such commercial bank are fully insured by the Federal Deposit Insurance Corporation; or (d) commercial paper issued by any Approved Bank (or by the parent company thereof), in each case maturing not more than twelve months after the date of the acquisition thereof.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code in which any Note Party would be treated as a United States shareholder (as defined in Section 951(b)) for purposes of including income under Sections 951(a)(1) or 951A(a) of the Internal Revenue Code.

“CFC Holdco” means any Subsidiary substantially all of the assets of which (directly or indirectly) consist of Capital Stock (including, for this purpose, any debt or other instrument treated as equity for U.S. federal income tax purposes) in, or debt issued by, one or more (a) CFCs or (a) other CFC Holdcos.

“Close of Business” means 5:00 p.m., New York City time.

“Code” means the Uniform Commercial Code as adopted and in effect in the State of New York, as amended from time to time; provided, that, to the extent that the Code is used to define any term herein or in any other Note Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions relating to such provisions.

“Collateral” means the Article 9 Collateral and the Pledged Collateral, in each case, other than any Excluded Assets.

“Collateral Agent” means Wilmington Savings Fund Society, FSB, in its capacity as collateral agent for the holders of Notes (together with its successors and permitted assigns in such capacity).

“Collateral Pledge Agreements” mean, collectively, any pledge agreement relating to the Capital Stock or evidence of Indebtedness of any Subsidiary owned directly or indirectly by the Borrower or any other Note Party to the extent necessary or useful to perfect the Collateral Agent’s security interest therein under applicable Laws.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Borrower’s Common Stock, par value $0.0001 per share (as such stock may be renamed or reclassified from time to time).

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers, trustees or others that will control the management or policies of such Person.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (a) any indebtedness, lease, dividend, letter of credit or other obligation of another, (b) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued or provided for the account of that Person and (c) all obligations arising under any agreement or arrangement designed to protect such Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum liability in respect thereof as determined by the Majority Holders in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Control Agreement” means an agreement, the terms of which are satisfactory to the Majority Holders and the Collateral Agent, as to its rights, duties and obligations (it being agreed that any agreement that shall require the Collateral Agent to indemnify any institution in its individual capacity shall not be satisfactory to the Collateral Agent), which is executed by the Collateral Agent, the applicable Note Party and the applicable financial institution or securities/investment intermediary, and which perfects the Collateral Agent’s (for its benefit and for the benefit of the Holder Representative and the holders of Notes) first priority security interest in such Note Party’s deposit, securities or commodities accounts maintained as such financial institution or securities/investment intermediary.

“Conversion Price” means, as of any time, an amount equal to (A) one dollar ($1) divided by (B) the Conversion Rate in effect at such time.

“Conversion Rate” initially means 4.15301 shares of Common Stock per one dollar ($1) Principal Amount; provided, however, that the Conversion Rate is subject to adjustment pursuant to Section 4; provided, further, that whenever this Note refers to the Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Conversion Rate immediately after the Close of Business on such date.

“Conversion/PIK Schedule” means the Conversion/PIK Schedule in the form of Schedule 1 maintained by the Borrower and the Holder; provided that in the event of any dispute or discrepancy regarding the Conversion/PIK Schedule, the records of the Holder shall be controlling and determinative in the absence of manifest error.

“Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of this Note (including any such shares issued as part of any Interest Make-Whole Payment).

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Note Party or that such Note Party otherwise has the right to license, or granting any right to any Note Party under any copyright now or hereafter owned by any third party, and all rights of such Note Party under any such agreement.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether or not filed with the USCO or foreign equivalent.

“Daily VWAP” means, with respect to the Common Stock for any Trading Day, the per share volume-weighted average price of the Common Stock for such Trading Day as reported by Bloomberg through its “Volume at Price” function in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day using a volume-weighted method as determined by a nationally recognized independent investment banking firm retained for this purpose by the Borrower.

[1]	Amount to be adjusted for Additional Closings under the Purchase Agreement in the manner provided in Section 4 of this Note.

“Debtor Relief Laws” means Title 11 of the United States Code entitled “Bankruptcy” and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event which with the passing of time or the giving of notice or both would become an Event of Default.

“Depositary” means The Depository Trust Company or its successor.

“Disclosure Letter” means the disclosure letter dated as of the date hereof containing certain information and schedules delivered by the Note Parties to the Holder Representative and the Collateral Agent (as such disclosure letter may be supplemented from time to time in accordance with the terms hereof).

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the date that is one year and one day following the Maturity Date; or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock referred to in clause (a) above, in each case at any time on or prior to the date that is one year and one day following the Maturity Date.

“DWAC Eligible” means that (a) the Common Stock is eligible at the Depositary for full services pursuant to DTC’s Operational Arrangements, including transfer through the Depositary’s DWAC system, (b) the Borrower has been approved (without revocation) by the Depositary’s underwriting department, (c) the Transfer Agent is approved as an agent in the Depositary’s Fast Automated Securities Transfer Program, (d) the applicable shares of Common Stock are otherwise eligible for delivery via DWAC, and (e) the Transfer Agent does not have a policy prohibiting or limiting delivery of the applicable shares of Common Stock via DWAC.

“Equity Payment Conditions” means, at the time of the relevant payment, (i) Nasdaq Stockholder Approval shall have been obtained or the Majority Holders shall have waived the covenant contained in Section 7(ii), (ii) the shares of Common Stock to be issued must be duly authorized under the Borrower’s Organizational Documents, (iii) the Beneficial Ownership Limitations would not limit such payment, (iv) any shares of Common Stock issued in connection with such payment are either eligible for resale under Rule 144 without regard to the current public information requirements contained therein or are registered for resale by the Holder on an effective registration statement with a current prospectus relating thereto, (v) no Event of Default has occurred and is ongoing, (vi) the shares of Common Stock to be issued are listed on any of The New York Stock Exchange, The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market (or any of their respective successors), and (vii) the shares of Common Stock to be issued must be DWAC Eligible and not subject to a “DTC chill”.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any entity, trade or business (whether or not incorporated) under common control with the Borrower or any of its Affiliates within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) for purposes of provisions relating to Section 412 of the Internal Revenue Code).

“ERISA Event” means: (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Note Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Note Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate a Pension Plan, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Note Party or any ERISA Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). To avoid doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Foreign Subsidiary” means any Subsidiary of a Note Party that is organized under the Laws of a jurisdiction other than the United States, any state thereof or the District of Columbia.

“Fundamental Change” means any of the following events:

(A) a “person” or “group” (within the meaning of Section 13(d) of the Exchange Act), other than the Borrower or its Wholly Owned Subsidiaries, or their respective employee benefit plans files a Schedule TO (or any successor schedule, form or report) or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner” (as defined below) of Common Stock (or such other Common Equity into which the Common Stock has been reclassified) representing more than 50% of the voting power of the Common Stock (or such other Common Equity into which the Common Stock has been reclassified);

(B) the consummation of (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person other than any of the Borrower’s Wholly Owned Subsidiaries; or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that any merger, consolidation, share exchange or combination of the Borrower pursuant to which the Persons that directly or indirectly “beneficially owned” (as defined below) Common Stock (or such other Common Equity into which the Common Stock has been reclassified) immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of the Common Stock (or such other Common Equity into which the Common Stock has been reclassified) of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause (B);

(C) the Borrower’s stockholders approve any plan or proposal for the liquidation or dissolution of the Borrower; or

(D) the Common Stock ceases to be listed on any of The New York Stock Exchange, The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market (or any of their respective successors);

provided, however, that a transaction or event described in clause (A) or (B) above will not constitute a Fundamental Change if at least ninety percent (90%) of the consideration received or to be received by the holders of Common Stock (excluding cash payments for fractional shares or pursuant to dissenters rights), in connection with such transaction or event, consists of shares of common stock listed on any of The New York Stock Exchange, The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market (or any of their respective successors), or that will be so listed when issued or exchanged in connection with such transaction or event, and such transaction or event constitutes a Common Stock Change Event whose Reference Property consists of such consideration.

For the purposes of this definition, (x) any transaction or event described in both clause (A) and in clause (B)(i) or (ii) above (without regard to the proviso in clause (B)) will be deemed to occur solely pursuant to clause (B) above (subject to such proviso); and (y) whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the Exchange Act.

“GAAP” means, as of any date of determination, generally accepted accounting principles as then in effect in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

“guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term “guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantor” means each Subsidiary of the Borrower and their respective successors and assign.

“Guaranty” means, collectively, the guaranty of the Note Obligations by the Guarantors pursuant to this Note.

“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Holder Representative” has the meaning set forth in the first paragraph of this Note (together with its successors and permitted assigns in such capacity).

“Indebtedness” of any Person means without duplication (a) all indebtedness created, assumed or incurred in any manner by the Borrower representing money borrowed (including by the issuance of debt securities, notes, bonds, debentures or similar instruments) and all obligations with respect to deposits or advances of any kind, (b) all obligations of such Person or with respect to letters of credit, bankers’ acceptances and other similar extensions of credit whether or not representing obligations for borrowed money, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, including any earn-out obligations, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business and not more than 90 days past due), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Contingent Obligations of such Person including indebtedness of others, (h) all Capital Lease Obligations and Synthetic Lease Obligations of such Person, (i) obligations in respect of Disqualified Stock and (j) all obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including any Hedging Agreement, in each case, whether entered into for hedging or speculative purposes or otherwise. The amount of any Indebtedness of any Person in respect of a Hedging Agreement shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Hedging Agreement had terminated at the end of such fiscal quarter. In making such determination, if any agreement relating to such Hedging Agreement provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined, in each case to the extent that such agreement is legally enforceable in any insolvency proceedings against the applicable counterparty thereof. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer. For the avoidance of doubt, ordinary course operating leases and guarantees thereof shall not constitute Indebtedness.

“Initial Closing Date” shall have the meaning given to such term in the Purchase Agreement.

“Initial Holders” means, together, [___].

“Insurance/Condemnation Event” means any casualty or other insured damage to, or any taking under the power of eminent domain or by condemnation or similar proceeding of, or any disposition under a threat of such taking of, all or any part of any assets of any Note Party or any Subsidiary thereof.

“Intellectual Property” means all of a Person’s right, title and interest in and to the following: domain names; Copyrights, Trademarks and Patents (including registrations and applications therefor prior to granting, and whether or not filed, recorded or issued); all trade secrets and related rights, including rights to unpatented inventions, know-how and manuals; all design rights; claims for damages by way of past, present and future infringement of any of the rights included above; and all amendments, renewals and extensions of any Copyrights, Trademarks or Patents.

“Intellectual Property Security Agreement” means any short-form Patent Security Agreement, short-form Trademark Security Agreement or short-form Copyright Security Agreement, each in form and substance satisfactory to the Majority Holders for filing with the USPTO or USCO, as applicable.

“Intercreditor Agreement” means that certain Collateral Sharing Agreement, dated as of May [_], 2022, among the ABL Lender, the Borrower, the Holder Representative and the Collateral Agent.

“Interest Payment Date” means the Maturity Date and each May [_] and November [_] of each year, beginning on November [_], 2022.2

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Inventory” means “inventory” as defined in the Code, including work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of any Note Party, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and the applicable Note Party’s books and records relating to any of the foregoing.

“Investment” means, as to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (other than advances made in the ordinary course of business that would be recorded as accounts receivable on the balance sheet of the specified Person prepared in conformity with GAAP), purchases or other acquisitions for consideration of Indebtedness, Capital Stock or other securities issued by any other Person and the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property or assets or business of another Person or assets constituting a business unit, line of business or division of such other Person

“Joinder Agreement” means an agreement substantially in the form of Exhibit A.

“Landlord Subordination and Access Agreement” means an agreement between the applicable Note Party’s landlord(s) and the Collateral Agent that provides the Collateral Agent access to the premises that such Note Party leases from such landlord in a form reasonably satisfactory to the Majority Holders and the Collateral Agent, as to its rights, duties and obligations.

“Last Reported Sale Price” of the Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is then listed. If the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from each of at least three (3) nationally recognized independent investment banking firms selected by the Borrower.

[2]	To be based on the date of the Initial Closing Date.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the legally binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, legally binding requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Note Party is a party, together with any and all (a) renewals, extensions, amendments, restatements, supplements and continuations thereof, (b) income, fees, royalties, damages, claims and payments now and hereafter due or payable thereunder or with respect thereto including damages and payments for past, present or future breach or violations thereof and (c) rights to sue for past, present and future breach or violations thereof.

“Lien” means any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim, encumbrance or other lien in favor of any Person.

“Majority Holders” means, with respect to any date, the holders of Notes representing more than 50% of the aggregate principal amount of the Notes outstanding on such date; provided, at any time that any of the Initial Holders continue to hold any of the Notes, (i) for purposes of Section 12, “Majority Holders” must include such Initial Holder(s) and (ii) for all other purposes, “Majority Holders” means the Initial Holders.

“Market Disruption Event” means, with respect to any date, (1) a failure by the principal U.S. national securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (2) the occurrence or existence prior to 1:00 p.m., New York City time, on any scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Make-Whole Fundamental Change” means a Fundamental Change (determined after giving effect to the proviso immediately after clause (D) of the definition thereof, but without regard to the proviso to clause (B)(ii) of such definition).

“Make-Whole Fundamental Change Conversion Period” means the period from, and including, the Make-Whole Fundamental Change Effective Date of such Make-Whole Fundamental Change to, and including, the thirty fifth (35th) Trading Day after such Make-Whole Fundamental Change Effective Date (or, if such Make-Whole Fundamental Change also constitutes a Fundamental Change, to, but excluding, the related Fundamental Change Repurchase Date).

“Make-Whole Fundamental Change Effective Date” means the date on which such Make-Whole Fundamental Change occurs or becomes effective.

“Material Adverse Effect” means a material adverse effect on or material adverse developments with respect to (i) the business, operations, properties, assets, financial condition of the Borrower and its Subsidiaries taken as a whole; (ii) the ability of the Borrower to fully and timely perform its obligations under this Note or (iii) the legality, validity, binding effect or enforceability against the Borrower of this Note.

“Maturity Date” means the earlier of (i) May [_______], 20253 and (ii) ninety-one (91) days before the scheduled maturity of any unsecured Indebtedness incurred by the Borrower that is junior in right of payment to the Note Obligations.

“Mortgage” means a mortgage, deed of trust or deed to secure debt, in form and substance reasonably satisfactory to Majority Holders and the Collateral Agent, as to its rights, duties and obligations, made by a Note Party in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of Notes, securing the Note Obligations.

“Multiemployer Plan” means any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) to which the Borrower, any of its Subsidiaries or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six years has made or been obligated to make contributions.

“Nasdaq Stockholder Approval” means the receipt by the Borrower of requisite approval from its stockholders to issue more than 19.9% of its outstanding shares of Common Stock at an issue price below the “minimum price” in payment of interest, amortization and settlement of conversions of the Notes in accordance with Nasdaq Stock Market Rule 5635.

“Negotiable Collateral” means all letters of credit of which any Note Party is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and any Note Party’s books and records relating to any of the foregoing.

“Net Proceeds” means, with respect to any event, the cash (which term, for purposes of this definition, shall include Cash Equivalents) proceeds (including, in the case of any Insurance/Condemnation Event, insurance, condemnation and similar proceeds) received in respect of such event, including any cash and Cash Equivalents received in respect of any non-cash proceeds, but only as and when received, net of (a) all fees and out-of-pocket costs and expenses incurred in connection with such event by any Note Party or any Subsidiary thereof to Persons that are not Affiliates of the Note Parties or their Subsidiaries (including attorneys’, accountants’ and consultants’ fees, investment banking and advisory fees and underwriting discounts and commissions), (b) the amount of all payments (including in respect of principal, accrued interest and premiums) required to be made by any Note Party or any Subsidiary thereof as a result of such event to repay Indebtedness (other than the Notes) secured by the assets subject thereto, (c) the amount of all payments reasonably estimated to be required to be made by any Note Party or any Subsidiary thereof in respect of purchase price adjustment, indemnification and similar contingent liabilities that are directly attributable to such event or in respect of any retained liabilities associated with such event (including pension and other post-employment benefit liabilities and environmental liabilities) and (d) the amount of all Taxes (including transfer taxes, deed or recording taxes and repatriation taxes or any withholding or deduction) paid (or reasonably estimated to be payable) by any Note Party or any Subsidiary thereof in connection with such event.

[3]	To be 3 years from the Initial Closing Date.

“Note Collateral Documents” means, collectively, all Intellectual Property Security Agreements, Mortgages, Control Agreements, Notice and Access Agreements, Landlord Subordination and Access Agreements, each other agreement, instrument or document that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of Notes and all financing statements (or comparable documents now or hereafter filed in accordance with the Code or comparable Law) against any Note Party as debtor in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of Notes, as secured party, as any of the foregoing may be amended, restated, supplemented or modified from time to time.

“Note Documents” means, collectively, the Notes, the Purchase Agreement, the Registration Rights Agreement, the Note Collateral Documents, the Intercreditor Agreement, each Subordination Agreement and any other agreement, document or instrument entered into in connection with the foregoing.

“Note Obligations” means the Obligations of the Borrower and the other obligors (including the Guarantors) under this Note to pay principal, premium, if any, and interest (including all interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding, whether or not a claim for such post-petition interest is allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the performance of all other Obligations of the Borrower and the Guarantors under the Note Documents, according to the respective terms thereof.

“Note Party” means the Borrower and each Guarantor.

“Notice and Access Agreement” means an agreement between a third party warehouse, fulfillment center, bailee or similar entity, on the one hand, and the Collateral Agent on the other, that provides the Collateral Agent access to the premises containing a Note Party’s Inventory or other Collateral and otherwise in form and substance reasonably satisfactory to Majority Holders and the Collateral Agent, as to its rights, duties and obligations.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Note Party and its Subsidiaries arising under this Note and any other Note Document or otherwise, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after acceleration of the Obligations or after the commencement by or against any Note Party or any Subsidiary of a Note Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations include the obligation (including guarantee obligations) to pay all principal, interest, penalties, fees, charges, expenses, attorneys’ costs, indemnifications, reimbursements, debts, liabilities and other amounts, and all obligations, covenants, damages and duties of any Note Party and its Subsidiaries arising under any Note Document or otherwise.

“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

“Open of Business” means 9:00 a.m., New York City time.

“Organizational Documents” means (a) with respect to any corporation or company, its certificate or articles of incorporation, organization or association, as amended, and its bylaws, as amended, (b) with respect to any limited partnership, its certificate or declaration of limited partnership, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, and (d) with respect to any limited liability company, its certificate of formation or articles of organization, as amended, and its operating agreement, as amended.

“Original Issue Date” means [____], 2022.4

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention or designs on which a Patent, now or hereafter owned by any Note Party or that any Note Party otherwise has the right to license, or granting to any Note Party any right to make, use or sell any invention or designs on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Note Party under any such agreement.

“Patents” means all patents, patent applications and like protections including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, whether or not filed with the USPTO or any foreign equivalent.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, which is subject to Title IV of ERISA or Sections 412 of the Internal Revenue Code or Section 302 of ERISA, and which is or was, within the preceding six years, maintained by the Borrower, any of its Subsidiaries or any ERISA Affiliate.

“Permitted Indebtedness” means the following:

(a) Indebtedness of any Note Party in favor of the Collateral Agent or a holder of Notes arising under the Notes or any other Note Document;

(b) Indebtedness existing on the Initial Closing Date and disclosed in Section 2 of the Disclosure Letter;

4 To be the date this Note is first issued pursuant to the Purchase Agreement, without regard to any transfers or exchanges of this Note or to the number of instruments which may be issued to evidence this Note at any point.

(c) Indebtedness consisting of: (i) Permitted Investments allowed pursuant to clause (f) of the definition of “Permitted Investments”; and (ii) purchase money obligations for fixed or capital assets within the limitations set forth in clause (c) of the defined term “Permitted Liens”; provided that such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment and software financed with such Indebtedness;

(d) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is promptly extinguished;

(e) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

(f) Indebtedness of any Note Party or any Subsidiary that may be deemed to exist in connection with agreements providing for warranty obligations entered into in the ordinary course of business;

(g) Indebtedness of any Note Party or any Subsidiary arising from (i) customary credit card charges incurred in the ordinary course of business and (ii) Bank Services provided by any third party bank (in each case, other than Indebtedness for borrowed money);

(h) Indebtedness consisting of the financing of insurance premiums contemplated by clause (o) of the definition of “Permitted Liens”;

(i) unsecured Indebtedness to trade creditors in the ordinary course of business not to exceed at any time outstanding $500,000 individually or $1,000,000 in the aggregate;

(j) Indebtedness of any Note Party or any Subsidiary with respect to performance bonds, surety bonds, appeal bonds or customs bonds required in the ordinary course of business not to exceed in the aggregate more than $100,000 at any time outstanding;

(k) intercompany Indebtedness by and among the Borrower and its Subsidiaries (subject to clause (d) of the definition of “Permitted Investments”);

(l) Subordinated Debt, so long as such Subordinated Debt (x) is on then current market terms (as reasonable determined by the Borrower and the Majority Holders), (y) has no scheduled amortization payments prior to 180 days after the Maturity Date and (z) does not mature prior to the date that is 180 days after the Maturity Date (except in case of clause (y) and (z) above, customary asset sale or change-of-control provisions that provide for the prior repayment in full of the Notes);

(m) advances or deposits received in the ordinary course of business from customers or vendors;

(n) Indebtedness in favor of the ABL Lenders arising under the ABL Debt Documents not to exceed in the aggregate at any time outstanding or committed the sum of (i) $6,000,000 plus (ii) the aggregate principal amount of Notes voluntarily converted into Conversion Consideration pursuant to Section 4 of each applicable Note, in each case subject to the terms of the Intercreditor Agreement; provided that the amount in the foregoing clause (ii) shall not exceed $10,000,000 at any time; and

(o) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (b) through (n) above; provided that (i) the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome or restrictive terms upon any Note Party or any Subsidiary, as the case may be, (ii) the maturity and weighted average life to maturity with respect to any Indebtedness incurred pursuant to clauses (b), (l) and (n) above in this definition is not shortened in connection with any such extensions, refinancings, modifications, amendments and restatements, (iii) no Event of Default shall have occurred and be continuing, (iv) if such Indebtedness being extended, refinanced, modified, amended or restated is subordinated in right of payment to the Obligations, such extension, refinancing, modification, amendment or restatement shall be subordinated in right of payment to the Obligations on terms at least as favorable to the holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, modified, amended or restated, (v) if such Indebtedness being extended, refinanced, modified, amended or restated is unsecured, such extension, refinancing, modification, amendment or restatement shall be unsecured, (vi) to the extent such Indebtedness being extended, refinanced, modified, amended or restated is secured or subject to intercreditor arrangements for the benefit of the holders of Notes, such extension, refinancing, modification, amendment or restatement is either (1) unsecured or (2) secured and, if secured, subject to an intercreditor arrangement in form and substance reasonably acceptable to the Collateral Agent, as to its rights, duties and obligations, and the Majority Holders on terms at least as favorable (including with respect to priority) to the holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, modified, amended or restated, and such extension, refinancing, modification, amendment or restatement is incurred by one or more Persons who is an obligor of the Indebtedness being extended, refinanced, modified, amended or restated and (vii) any such extension, refinancing, modification, amendment or restatement has the same primary obligor and the same (or fewer) guarantors as the Indebtedness being extended, refinanced, modified, amended or restated.

“Permitted Investments” means the following:

(a) Investments existing on the Initial Closing Date disclosed in Section 1 of the Disclosure Letter;

(b) Investments constituting cash and Cash Equivalents; provided such cash and Cash Equivalents are in accounts which are subject to a Control Agreement in favor of the Collateral Agent to the extent required under Section 7(ee);

(c) Investments accepted in connection with Permitted Transfers;

(d) Investments among Note Parties;

(e) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of the Note Parties’ business;

(f) Investments consisting of the purchase of capital assets in an amount not to exceed $750,000 per fiscal year; provided that the aggregate amount of Investments made pursuant to this clause (f) after the Initial Closing Date shall not exceed $1,250,000 at any time outstanding;

(g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business in an aggregate amount not to exceed $50,000 per fiscal year and (ii) loans to employees, officers or directors relating to the purchase of Capital Stock of the Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Board of Directors in an aggregate amount not to exceed $100,000 per fiscal year;

(h) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

(i) Investments in accounts at financial institutions; provided, that such accounts are permitted pursuant to Section 7(ee) and the Collateral Agent has a perfected Lien on the amounts held in such accounts as required pursuant to Section 7(ee);

(j) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates of any Note Party or any Subsidiary, in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled Account Debtors to the extent reasonably necessary in order to prevent or limit loss; provided that this shall not apply to Investments of any Note Party in any Subsidiary;

(k) deposits made to secure the performance of leases, licenses or contracts in the ordinary course of business, and other deposits made in connection with the incurrence of Permitted Liens; and

(l) Investments for fair market value not otherwise permitted hereunder in an amount not to exceed $200,000 per fiscal year.

“Permitted Liens” means the following:

(a) Liens existing on the Initial Closing Date and disclosed in Section 3 of the Disclosure Letter;

(b) Liens for taxes, fees, assessments or other governmental charges or levies that are not delinquent, not to exceed $100,000 in the aggregate at any time, and for which the applicable Note Party maintains adequate reserves in accordance with GAAP;

(c) Liens (i) upon or in any equipment acquired or held by a Note Party or any of its Subsidiaries to secure the purchase price of such equipment incurred solely for the purpose of financing the equipment not to exceed $1,250,000 outstanding at any time, or (ii) existing on such assets at the time of their acquisition; provided that with respect to clauses (i) and (ii), the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such assets; provided further that the same have no priority over the Collateral Agent’s Lien in the Collateral (other than with respect to such equipment and related proceeds) and do not encumber the Collateral (other than with respect to such equipment and related proceeds);

(d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above; provided that any extension, renewal or replacement Lien (i) shall be limited to the property encumbered by the existing Lien, (ii) shall not exceed the principal amount and interest rate of the indebtedness being extended, renewed or refinanced and (iii) the term for payment, the maturity and weighted average life to maturity with respect to items listed in clause (a) above in this definition shall not decrease in connection with any such extension, renewal or refinancing;

(e) Non-exclusive licenses of Intellectual Property granted to third parties in the ordinary course of the Note Parties’ business;

(f) Liens arising from judgments in circumstances not constituting an Event of Default under Section 12(a)(iv);

(g) Liens in favor of other financial institutions arising in connection with a Note Party’s Deposit Accounts or Securities Accounts held at such institutions to secure standard fees for services charged by, but not financing made available by, such institutions; provided that the Collateral Agent, for its benefit and the benefit of the Holder Representative and the holders of Notes has a perfected security interest in the amounts held in such accounts to the extent required under Section 7(ee);

(h) Liens in favor of customs and revenue authorities arising as a matter of Law to secure payments of customs duties in connection with the importation of goods;

(i) Liens on deposits securing obligations with suppliers entered into in the ordinary course of business and deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(j) customary statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and suppliers and other Liens imposed by Law or pursuant to customary reservations or retentions of title arising in the ordinary course of business; provided that such Liens attach only to Inventory and secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same;

(k) Liens in favor of the ABL Lenders arising under the ABL Debt Documents to secure Permitted Indebtedness under clause (n) of the definition thereof, in each case subject to the terms of the Intercreditor Agreement;

(l) Liens in favor of any third party bank providing Bank Services not to exceed $200,000 in the aggregate for Indebtedness described in clause (g) of the definition of “Permitted Indebtedness”;

(m) Liens arising from the filing of any financing statement on operating leases, to the extent such operating leases are permitted hereunder;

(n) Liens to secure workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business; and

(o) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Pledged Securities” means the Pledged Equity and Pledged Debt.

“Prohibited Transaction” means a “prohibited transaction” as defined in Section 406 of ERISA and Section 4975(c) of the Internal Revenue Code.

“Real Property Deliverables” means each of the following agreements, instruments and other documents in respect of each Facility, each in form and substance reasonably satisfactory to the Majority Holders:

(a) a Mortgage duly executed by the applicable Note Party;

(b) a title insurance policy with respect to each Mortgage;

(c) a current ALTA survey and a surveyor’s certificate, certified to the Collateral Agent and to the issuer of the title insurance policy with respect thereto by a professional surveyor licensed in the state in which such real property is located and reasonably satisfactory to the Majority Holders;

(d) a customary opinion of counsel in the state where such Facility is located with respect to the enforceability of the Mortgage to be recorded; and

(e) to the extent reasonably requested by the Majority Holders an ASTM 1527-13 Phase I Environmental Site Assessment by an independent firm reasonably satisfactory to Majority Holders with respect to such Facility.

“Registration Rights Agreement” means the Registration Rights Agreement, dated May [__], 2022, among the Borrower and the several holders signatory thereto.

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Pension Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Internal Revenue Code.

“Responsible Officer” means the President, Chief Executive Officer, Chief Financial Officer, Head of Finance or Controller of the Borrower.

“Rule 144” means Rule 144 under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

“Sanctions” means economic or financial sanctions, requirements or trade embargoes imposed, administered or enforced from time to time by U.S. Governmental Authorities (including, but not limited to, OFAC, the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant Governmental Authority.

“Sanctions Target” means any Person: (a) that is the subject or target of any Sanctions; (b) named in any Sanctions-related list maintained by OFAC, the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of the Treasury, including the OFAC list of “Specially Designated Nationals and Blocked Persons,” or any similar list maintained by the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant Governmental Authority; (c) located, organized or resident in a country, territory or geographical region which is itself the subject or target of any Sanctions (including the Crimea region of Ukraine, Cuba, Iran, North Korea, Syria and, prior to January 1, 2017, Sudan); or (d) owned or controlled by any such Person or Persons described in the foregoing clauses (a) through (c), inclusive.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Conversion Cap” means (i) as of any time prior to the receipt of Nasdaq Stockholder Approval, 22,457,782 shares of Common Stock, and (ii) following the receipt of Nasdaq Stockholder Approval and prior to the Authorized Share Amendment Date, 35,564,397 shares of Common Stock, which amount shall be subject to increase on a share-by-share basis for any shares of Common Stock repurchased by the Borrower, or any reserves of shares of Common Stock released by the Borrower, on or after the Initial Closing Date that remain available for re-issuance by the Borrower. All share amounts in clauses (i) and (ii) above shall be subject to the same adjustments as the Conversion Rate, including those contained in Section 4(c). To avoid doubt, after the later to occur of the receipt of Nasdaq Stockholder Approval and the Authorized Share Amendment Date, the Share Conversion Cap shall no longer be applicable.

“Subordinated Debt” means any unsecured Indebtedness incurred by the Borrower that is subordinated to the Note Obligations pursuant to a Subordination Agreement on terms acceptable to the Majority Holders and the Collateral Agent, as to its rights, duties and obligations.

“Subordination Agreement” means any subordination and intercreditor agreement substantially in the form attached hereto as Exhibit B or otherwise in form and substance satisfactory to the Majority Holders and the Collateral Agent, as to its rights, duties and obligations, entered into between the Collateral Agent and the other creditor.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of the Common Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (a) such Person; (b) such Person and one or more Subsidiaries of such Person; or (c) one or more Subsidiaries of such Person.

“Synthetic Lease Obligations” means, as to any Person, an amount equal to the capitalized amount of the remaining lease payments under any synthetic lease that would appear on a balance sheet of such Person in accordance with GAAP (consistently applied) if such obligations were accounted for as Capital Lease Obligations.

“Taxes” means taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges imposed under U.S. federal, state, local or any foreign Law (including additions to tax, penalties and interest).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Note Party or that any Note Party otherwise has the right to license, or granting to any Note Party any right to use any trademark now or hereafter owned by any third party, and all rights of any Note Party under any such agreement.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of a Person connected with and symbolized by such trademarks, whether or not filed with the USPTO or any foreign equivalent.

“Trading Day” means any day on which (a) trading in the Common Stock generally occurs on the principal U.S. national securities exchange or market on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national securities exchange or market, on the principal other market on which the Common Stock is then traded; and (b) there is no Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

“Transfer Agent” means Transfer Online, Inc. the current transfer agent of the Borrower, with a mailing address of 512 SE Salmon St. Portland, OR 97214 and a facsimile number of (503) 227-6874, and any successor transfer agent of the Borrower.

“USCO” means the United States Copyright Office of the Library of Congress.

“USPTO” means the United States Patent and Trademark Office.

“Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%”.

2. Interest; Amortization and Maturity.

(a) Payment of Principal Amount. The Principal Amount of this Note shall be due and payable to the Holder on the earlier of (A) the Maturity Date and (B) the date on which the Principal Amount is otherwise accelerated as provided for under this Note. Except as set forth in Section 2(b) or Section 2(c), the Borrower may not prepay or redeem all or any portion of the Principal Amount of this Note without the prior written consent of the Holder. Upon the occurrence and during the continuation of any Event of Default, the outstanding Principal Amount and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter, automatically in the case of an Event of Default under Section 12(a)(v) or Section 12(a)(vi), and at the written election of the Holder otherwise, bear interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) payable upon written demand at the rate otherwise applicable thereto, plus 2.00% per annum. Payment or acceptance of the increased rate of interest provided for in this paragraph is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Holder Representative, the Collateral Agent, the Holder or the holders of the other Notes.

(b) Amortization of Principal. At the written election of the Majority Holders, the Borrower shall repay $200,000 of the aggregate Principal Amount of all of the outstanding Notes on the first of each month commencing on August 9, 2022 and continuing through the Maturity Date (each, an “Amortization Payment Date”), together with (i) accrued and unpaid Interest from, and including, the last Interest Payment Date to, but excluding, the applicable Amortization Payment Date and (ii) one-half of the Interest Make-Whole Payment that would be due if such $200,000 of the aggregate Principal Amount of all of the outstanding Notes repaid were converted with a Conversion Date on such Amortization Payment Date (clauses (i) and (ii), together with the Principal Amount to be repaid, an “Amortization Payment”). Any written election pursuant to this Section 2(b) shall be delivered to the Borrower (with a copy to the Holder Representative) at least three (3) Business Days before the applicable Amortization Payment Date, which shall include the calculation of the Amortization Payment in reasonable detail. Each Amortization Payment shall, at the option of the Borrower, be payable in cash or, subject to satisfaction of the Equity Payment Conditions and to the limitations set forth in Section 5, in shares of Common Stock (together with cash in lieu of any fractional share) at a value per share of Common Stock equal to the Amortization/Interest Conversion Price. The Borrower initially elects to settle any Amortization Payment in shares of Common Stock (together with cash in lieu of any fractional share based on the Amortization/Interest Conversion Price); provided that the Borrower shall be deemed to have elected to settle any Amortization Payment in cash to the extent specified in Section 5. In order to change its election to pay any Amortization Payment in cash or in Common Shares (together with cash in lieu of any fractional share based on the Amortization/Interest Conversion Price), the Borrower must send a notice of such election to the Holder (with a copy to the Holder Representative), and such change in election shall become effective for Amortization Payment Dates more than ten (10) Trading Days following the receipt of such notice by the Holder. With respect to each Amortization Payment, the Holder shall receive a pro rata amount of the cash, Common Shares or combination of cash and Common Shares paid or delivered by the Borrower according to the Holders’ respective proportionate interest in the amount of Notes Obligations owed one Business Day immediately prior to such Amortization Payment. Each Amortization Payment made shall be reflected on the Conversion/PIK Schedule, containing at a minimum the information shown on Schedule 1 hereto. Except as set forth in this Section 2(b) or Section 2(c), the Borrower may not prepay or redeem all or any portion of the Principal Amount of this Note without the prior written consent of the Holder.

(c) Mandatory Prepayment.

(i) Subject to clause (ii) below, if (A) any Note Party or any Subsidiary thereof Transfers any assets or property (other than any Transfer permitted by clauses (i) through (iv) of Section 7(t)) or (B) any Insurance/Condemnation Event in respect of any assets or property of any Note Party or any Subsidiary thereof occurs, in each case which results in the realization or receipt by a Note Party or any Subsidiary thereof of Net Proceeds, the Borrower shall cause to be prepaid on or prior to the date which is five (5) Business Days after the date of such realization or receipt by such Note Party of such Net Proceeds, an aggregate principal amount of the Notes in an amount equal to 100% of all such Net Proceeds realized or received. Any such prepayment shall be reflected on the Conversion/PIK Schedule, containing at a minimum the information shown on Schedule 1 hereto.

(ii) So long as no Default or Event of Default has occurred and is continuing, with respect to any Net Proceeds realized or received with respect to any Insurance/Condemnation Event, at the option of the Borrower, the applicable Note Party or Subsidiary may reinvest an amount equal to all or any portion of such Net Proceeds to replace the assets or property subject to such Insurance/Condemnation Event (which assets or property may, for the avoidance of doubt, be replaced with assets or property that are substantially similar to such assets or property subject to such Insurance/Condemnation Even) within (A) six (6) months following receipt of such Net Proceeds or (B) if the applicable Note Party or Subsidiary enters into a legally binding commitment to reinvest such Net Proceeds to replace such assets or property within six (6) months following receipt thereof, ninety (90) days after the six (6) month period that follow receipt of such Net Proceeds; provided that if any Net Proceeds are not so reinvested by the deadline specified in clause (A) or (B) above, as applicable, or if any such Net Proceeds are no longer intended to be or cannot be so reinvested, any such Net Proceeds shall be applied to the prepayment of the Notes as set forth in Section 2(c)(i).

(d) Interest. This Note shall bear interest on the aggregate unconverted and unamortized Principal Amount then outstanding of this Note semiannually in arrears at a rate of 10% per annum, with 5% per annum payable in cash (“Cash Interest”) and 5% per annum payable “in kind” by adding such accrued and unpaid interest to the unpaid Principal Amount of this Note (“PIK Interest”) from the Original Issue Date or the most recent Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next scheduled Interest Payment Date until the Maturity Date. Interest on this Note is payable semi-annually in arrears on each Interest Payment Date. Additional Interest will be payable by the Borrower to the Holder as set forth in Section 2(d) of the Registration Rights Agreement. Payments of PIK Interest shall be reflected on the Conversion/PIK Schedule, containing at a minimum the information shown on Schedule 1 hereto.

(e) [Intentionally Omitted].

(f) Interest and Fee Calculations and Payment Provisions. Interest and fees shall be calculated on the basis of a 360-day year consisting of twelve 30 day months. Interest hereunder will be paid to the initial Holder or, if the Borrower has received notice of any transfer thereof signed by the initial Holder or any successive Holders, to the Person in whose name this Note is registered on the Note Register. All payments made hereunder (other than regular interest payments on each Interest Payment Date) will be applied first to the repayment of fees and expenses payable under this Note, then to accrued and unpaid interest until all then outstanding accrued and unpaid interest has been paid in full, and then to the repayment of the Principal Amount and other Note Obligations until the Principal Amount and such other Note Obligations have been paid in full. If after all applications of such payments have been made as provided in this paragraph any amounts remain, then the remaining amount of such payments shall be returned to the Borrower. Except as otherwise provided herein, all payments under this Note (including cash interest payments) shall be made in lawful money of the United States of America and in immediately available funds. Each such payment must be received by the Holder not later than 12:00 p.m., New York City time, on the date such payment becomes due and payable. Any payment received by the Holder after such time will be deemed to have been made on the next following Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be. If a payment under this Note otherwise would become due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next day which is not a Saturday, Sunday or legal holiday, and interest shall be payable thereon during such extension. Except as otherwise provided in this Note, all amounts due under this Note shall be payable without defense or counterclaim. All payments under this Note shall be subject to any deduction or withholding as required by applicable law. Each Holder of a Note, if reasonably requested by the Borrower, shall deliver documentation prescribed by applicable law or reasonably requested by the Borrower as will enable the Borrower to determine whether or not and to what extent the Holder is subject to withholding, backup withholding, or information reporting requirements.

(g) Ranking. The Notes shall be pari passu in right of payment with respect to each other. All payments (other than payments in respect of a conversion of Notes) to the holders of the Notes (including the Holder) shall be made pro rata among the holders based upon the aggregate unpaid principal amount and accrued interest of the Notes outstanding as of one Business Day immediately prior to any such payment. The Borrower shall not make, and no holder of Notes shall accept, any payment (other than payments in respect of a conversion of Notes) except as shall be shared ratably between the holders of the Notes so as to maintain as near as possible the amount of the indebtedness owing under the Notes pro rata according to the holders’ respective proportionate interest in the amount of Notes Obligations owed as of the date immediately prior to such payment or payments. If one holder of the Notes obtains any payment (whether voluntary, involuntary or by offset or otherwise, but not including any payments in respect of a conversion of Notes) of principal, interest or other amount with respect to the Notes in excess of such holder’s pro rata share of such payments obtained by all holders of the Notes, then the holder receiving such payment in excess of its pro rata share shall return to the Borrower, for distribution to each of the other holders, an amount sufficient to cause all holders of the Notes to receive their respective pro rata shares of any payment of principal, interest or other amounts with respect to the Notes.

3. Registration of Transfers and Exchanges.

(a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

(b) Reliance on Note Register. The Initial Holders are listed herein. The Borrower shall maintain a copy of each transfer and a register for the recordation of the names and addresses of the applicable holders of the Notes, and the principal amounts (and stated interest) of the Notes held by each holder pursuant to the terms hereof from time to time (the “Note Register”). The Company, the Holder Representative and the holders shall treat each Person whose name is recorded in the Note Register pursuant to the terms hereof as a holder for all purposes of the Notes. The Note Register shall be available for inspection by the Holder Representative and any holder, at any reasonable time and from time to time upon reasonable prior notice. Prior to due presentment for transfer to the Borrower of this Note, the Borrower and any agent of the Borrower may, upon receipt of appropriate signed notice from the Person previously listed on the Note Register as owner hereof, treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Borrower nor any such agent shall be affected by notice to the contrary.

4. Conversion.

(a) Right to Convert.

(i) Generally. At any time after the earlier of (x) the date that the Nasdaq Stockholder Approval has been obtained and (y) the date that a Majority Holders waive the covenant contained in Section 7(ii), and until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into the Conversion Consideration at the option of the Holder, at any time and from time to time (subject to the limitations set forth in Section 5); provided that if a Fundamental Change Repurchase Notice is validly delivered pursuant to Section 6 with respect to any portion of this Note, then such portion of this Note may not be converted, except to the extent (A) such notice is withdrawn in accordance with Section 6; or (B) the Borrower fails to pay the Fundamental Change Repurchase Price in accordance with this Note. Provisions of this Section 4 applying to the conversion of this Note in whole will equally apply to conversions in part.

(ii) Conversion Consideration. Subject to Section 4(b)(vii), the type and amount of consideration due in respect of each $1 principal amount of the Principal Amount to be converted will be (together with any Interest Make-Whole Payments that may be due pursuant to Section 4(a)(iii), the “Conversion Consideration”) (x) a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date for such conversion and (y) an amount in cash equal to the accrued and unpaid Cash Interest and PIK Interest to, but excluding, the Conversion Date.

(iii) Interest Make-Whole. In connection with any conversion pursuant to this Section 4, the Borrower shall make an interest make-whole payment (an “Interest Make-Whole Payment”) to the Holder equal to the remaining scheduled payments of interest that would have been made on the portion of this Note to be converted had such portion of this Note remained outstanding from the Conversion Date through the Maturity Date as of the Conversion Date. The Borrower will satisfy its obligation to pay any Interest Make-Whole Payment, at its election, in cash or, subject to satisfaction of the Equity Payment Conditions and the limitations set forth in Section 5, in shares of Common Stock (together with cash in lieu of any fractional share as set forth in Section 4(b)(vii)). The Borrower initially elects to settle any Interest Make-Whole Payment in shares of Common Stock (together with cash in lieu of any fractional share as set forth in Section 4(b)(vii)); provided that the Borrower shall be deemed to have elected to settle any Interest Make-Whole Payment in cash to the extent specified in Section 5. In order to change its election to pay any Interest Make-Whole Payment in cash or in Common Shares (together with cash in lieu of any fractional share as set forth in Section 4(b)(vii)), the Borrower must send a notice of such election to the Holder, and such change in election shall become effective for conversions with a Conversion Date more than ten (10) Trading Days following the receipt of such notice by the Holder. If the Borrower makes an Interest Make-Whole Payment in shares of Common Stock, then the number of shares of Common Stock (together with cash in lieu of any fractional share as set forth in Section 4(b)(vii)) that the Holder will receive will be equal to (x) the dollar amount of the Interest Make-Whole Payment owed to the Holder divided by (y) the Amortization/Interest Conversion Price with respect to such Conversion Date.

(b) Conversion Procedures; Mechanics of Conversion.

(i) Generally. To convert all or a portion of the Note, the Holder will deliver to the Borrower a Notice of Conversion, substantially in the form attached as Annex A (each, a “Notice of Conversion”), specifying the portion of the Principal Amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire Principal Amount of this Note has been so converted. Conversions hereunder shall have the effect of lowering the outstanding Principal Amount of this Note in an amount equal to the applicable conversion. The Holder and the Borrower shall maintain a Conversion/PIK Schedule, containing at a minimum the information shown on Schedule 1 hereto, and showing historically, among other things, the principal amounts converted and the date of such conversions. On the date of receipt of a Notice of Conversion, the Borrower shall transmit by facsimile or electronic mail an acknowledgment of confirmation and representation as to whether to Borrower’s knowledge such shares of Common Stock may then be resold pursuant to Rule 144 or an effective and available registration statement, in the form attached as Annex B, of receipt of such Notice of Conversion to the Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Notice of Conversion in accordance with the terms of this Note.

(ii) Delivery of Certificates Upon Conversion. Not later than two (2) Trading Days after a Conversion Date (the “Share Delivery Date”), the Borrower will deliver, or cause to be delivered, to the Holder the Conversion Consideration payable pursuant to any conversion pursuant to this Section 4 which, on or promptly after the date on which such Conversion Shares are eligible to be sold by persons who are not affiliates (as defined in Rule 144) (and have not been affiliates at any time during the prior three months) under Rule 144 of the Securities Act without the need for current public information and the Borrower has received an opinion of counsel to such effect (which opinion the Borrower shall be responsible for obtaining at its sole cost and expense; provided that the Holder may be required to execute and deliver a customary representation letter to the Borrower and the Transfer Agent), shall be free of restrictive legends and trading restrictions, representing the number of Conversion Shares being acquired upon the conversion of this Note by the Holder. All Conversion Shares required to be delivered by the Borrower under this Section 4 shall be delivered in book-entry form through the facilities of the Depositary; provided that, if the Conversion Date is prior to the date on which such Conversion Shares are eligible to be sold under Rule 144 by persons who are not affiliates (as defined in Rule 144) (and have not been affiliates at any time during the prior three months) without the need for current public information, the Conversion Shares shall be delivered in book-entry form with the Transfer Agent and shall bear a restrictive legend in the following form, as appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES FOR THE BENEFIT OF REED’S, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THESE SECURITIES OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF; (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT; OR (D) PURSUANT TO ANY OTHER EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (C) OR (D) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, OPINIONS OF COUNSEL OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.”

Notwithstanding the foregoing, commencing on such date that the Conversion Shares are eligible for sale by persons who are not affiliates (as defined in Rule 144) (and have not been affiliates at any time during the prior three months) under Rule 144, subject to current public information requirements, but without any requirements as to volume, manner of sale or notice under the Securities Act, the Borrower, upon request and at the sole cost and expense of the Borrower, shall obtain a legal opinion to allow for such sales under Rule 144, but only if the holder is not an affiliate (and has not been an affiliate at any time during the prior three months) of the Borrower and current public information as contemplated by Rule 144 is available (or not required for sales under Rule 144); provided that the Holder may be required to execute and deliver a customary representation letter to the Borrower and the Transfer Agent.

(iii) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Borrower fails for any reason to deliver to the Holder the Conversion Shares by the Share Delivery Date pursuant to Section 4(b)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Borrower shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Borrower had timely complied with its delivery requirements under Section 4(b)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Note with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Borrower shall be required to pay the Holder $1,000. The Holder shall provide the Borrower written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Borrower, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including a decree of specific performance and/or injunctive relief with respect to the Borrower’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

(iv) Effect of Conversion; Holder of Record of Conversion Shares. Subject to Section 4(b)(v), and assuming there is no Default in the delivery of any portion of the Conversion Consideration due pursuant to this Section 4, upon conversion of any portion of this Note, as of the Close of Business on the Conversion Date for such conversion, (A) the converted portion of this Note will be deemed to cease to be outstanding and (B) the Person in whose name any Conversion Share is issuable in connection with such conversion will be deemed to be the holder of record of such Conversion Share.

(v) Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date as contemplated by Section 4(b)(ii), the Holder shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such Conversion Shares, to rescind such conversion, in which event the Borrower shall promptly return to the Holder any original Note delivered to the Borrower and the Holder shall promptly return to the Borrower any portion of the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

(vi) Obligation Absolute; Partial Liquidated Damages. The Borrower’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Borrower or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Borrower of any such action the Borrower may have against the Holder. In the event the Holder shall convert all or a portion of the Principal Amount, the Borrower may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to the Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought. If the injunction is not granted, the Borrower shall promptly comply with all conversion obligations herein. If the injunction is obtained, the Borrower must post a surety bond for the benefit of the applicable Holder(s) in the amount of one hundred fifty percent (150%) of the outstanding Principal Amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment. In the absence of seeking such injunction, the Borrower shall issue Conversion Shares upon a properly noticed conversion. Nothing herein shall limit the Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 12(a) for Borrower’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to them hereunder, at law or in equity including a decree of specific performance or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any provision of this Note or under applicable law.

(vii) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to receive upon such conversion, the Borrower shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the applicable Conversion Price or round up to the next whole share.

(viii) Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Borrower shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder so converted and the Borrower shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Borrower the amount of such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(c) Adjustments to the Conversion Rate.

(i) Events Requiring an Adjustment to the Conversion Rate. The Conversion Rate will be adjusted from time to time as follows:

(A) Stock Dividends, Splits and Combinations. If the Borrower issues solely shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if the Borrower effects a stock split or a stock combination of the Common Stock (in each case excluding an issuance solely pursuant to a Common Stock Change Event, as to which Section 4(g) will apply), then the Conversion Rate will be adjusted based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such dividend or distribution, or immediately before the Open of Business on the effective date of such stock split or stock combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date or effective date, as applicable;

OS0	=	the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date or effective date, as applicable, without giving effect to such dividend, distribution, stock split or stock combination; and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split or stock combination.

If any dividend, distribution, stock split or stock combination of the type described in this Section 4(c)(i)(A) is declared or announced, but not so paid or made, then the Conversion Rate will be readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the Conversion Rate that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced.

(B) Rights, Options and Warrants. If the Borrower distributes, to all or substantially all holders of Common Stock, rights, options or warrants (other than rights issued or otherwise distributed pursuant to a stockholder rights plan, as to which Sections 4(c)(i)(C) and 4(c)(vi) will apply) entitling such holders, for a period of not more than sixty (60) calendar days after the record date of such distribution, to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced, then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

OS	=	the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	a number of shares of Common Stock obtained by dividing (x) the aggregate price payable to exercise such rights, options or warrants by (y) the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced.

To the extent such rights, options or warrants are not so distributed, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the increase to the Conversion Rate for such distribution been made on the basis of only the rights, options or warrants, if any, actually distributed. In addition, to the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants (including as a result of such rights, options or warrants not being exercised), the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the increase to the Conversion Rate for such distribution been made on the basis of delivery of only the number of shares of Common Stock actually delivered upon exercise of such rights, option or warrants.

For purposes of this Section 4(c)(i)(B) and Section 4(f), in determining whether any rights, options or warrants entitle holders of Common Stock to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date the distribution of such rights, options or warrants is announced, and in determining the aggregate price payable to exercise such rights, options or warrants, there will be taken into account any consideration the Borrower receives for such rights, options or warrants and any amount payable on exercise thereof, with the value of such consideration, if not cash, to be determined by the Board of Directors.

(C) Distributions Other than Spin-Offs. If the Borrower distributes shares of its Capital Stock, evidences of its indebtedness or other assets or property of the Borrower, or rights, options or warrants to acquire Capital Stock of the Borrower or other securities, to all or substantially all holders of the Common Stock, excluding:

(1) dividends, distributions, rights, options or warrants for which an adjustment to the Conversion Rate is required pursuant to Section 4(c)(i)(A) or Section 4(c)(i)(B);

(2) dividends or distributions paid exclusively in cash for which an adjustment to the Conversion Rate is required pursuant to Section 4(c)(i)(E);

(3) rights issued or otherwise distributed pursuant to a stockholder rights plan, except to the extent provided in Section 4(c)(vi);

(4) Spin-Offs for which an adjustment to the Conversion Rate is required pursuant to Section 4(c)(i)(D);

(5) a distribution solely pursuant to a tender offer or exchange offer for shares of Common Stock, as to which Section 4(c)(i)(F) will apply; and

(6) a distribution solely pursuant to a Common Stock Change Event, as to which Section 4(g) will apply;

then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

SP	=	the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before such Ex-Dividend Date; and

FMV	=	the fair market value (as determined by the Board of Directors), as of such Ex-Dividend Date, of the shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants distributed per share of Common Stock pursuant to such distribution;

provided, however, that if FMV is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, the Holder will receive, for each $1 Principal Amount held by the Holder on the record date for such distribution, at the same time and on the same terms as holders of Common Stock, the amount and kind of shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants that the Holder would have received if the Holder had owned, on such record date, a number of shares of Common Stock equal to the Conversion Rate in effect on such record date.

To the extent such distribution is not so paid or made, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the distribution, if any, actually made or paid.

(D) Spin-Offs. If the Borrower distributes or dividends shares of Capital Stock of any class or series, or similar equity interests, of or relating to an Affiliate, a Subsidiary or other business unit of the Borrower to all or substantially all holders of the Common Stock (other than solely pursuant to (x) a Common Stock Change Event, as to which Section 4(g) will apply; or (y) a tender offer or exchange offer for shares of Common Stock, as to which Section 4(c)(i)(F) will apply), and such Capital Stock or equity interests are listed or quoted (or will be listed or quoted upon the consummation of the transaction) on a U.S. national securities exchange (a “Spin-Off”), then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Close of Business on the last Trading Day of the Spin-Off Valuation Period for such Spin-Off;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Spin-Off Valuation Period;

FMV	=	the product of (x) the average of the Last Reported Sale Prices per share or unit of the Capital Stock or equity interests distributed in such Spin-Off over the ten (10) consecutive Trading Day period (the “Spin-Off Valuation Period”) beginning on, and including, the Ex-Dividend Date for such Spin-Off (such average to be determined as if references to Common Stock in the definitions of Last Reported Sale Price, Trading Day and Market Disruption Event were instead references to such Capital Stock or equity interests); and (y) the number of shares or units of such Capital Stock or equity interests distributed per share of Common Stock in such Spin-Off; and

SP	=	the average of the Last Reported Sale Prices per share of Common Stock for each Trading Day in the Spin-Off Valuation Period.

Notwithstanding anything to the contrary in this Section 4(c)(i)(D), if a Conversion Date occurs during the Spin-Off Valuation Period for such Spin-Off, then, solely for purposes of determining the Conversion Consideration for such conversion, such Spin-Off Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Ex-Dividend Date for such Spin-Off to, and including, such Conversion Date.

To the extent any dividend or distribution of the type set forth in this Section 4(c)(i)(D) is declared but not made or paid, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(E) Cash Dividends or Distributions. If any cash dividend or distribution is made to all or substantially all holders of Common Stock, then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

SP	=	the Last Reported Sale Price per share of Common Stock on the Trading Day immediately before such Ex-Dividend Date; and

D	=	the cash amount distributed per share of Common Stock in such dividend or distribution;

provided, however, that if D is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, the Holder will receive, for each $1 Principal Amount held by the Holder on the record date for such dividend or distribution, at the same time and on the same terms as holders of Common Stock, the amount of cash that the Holder would have received if the Holder had owned, on such record date, a number of shares of Common Stock equal to the Conversion Rate in effect on such record date.

To the extent such dividend or distribution is declared but not made or paid, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(F) Tender Offers or Exchange Offers. If the Borrower or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for shares of Common Stock (other than solely pursuant to an odd-lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act), and the value (determined as of the Expiration Time by the Board of Directors) of the cash and other consideration paid per share of Common Stock in such tender or exchange offer exceeds the Last Reported Sale Price per share of Common Stock on the Trading Day immediately after the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), then the Conversion Rate will be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period for such tender or exchange offer;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period;

AC	=	the aggregate value (determined as of the time (the “Expiration Time”) such tender or exchange offer expires by the Board of Directors) of all cash and other consideration paid for shares of Common Stock purchased or exchanged in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately before the Expiration Time (including all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of shares of Common Stock outstanding immediately after the Expiration Time (excluding all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP	=	the average of the Last Reported Sale Prices per share of Common Stock over the ten (10) consecutive Trading Day period (the “Tender/Exchange Offer Valuation Period”) beginning on, and including, the Trading Day immediately after the Expiration Date;

provided, however, that the Conversion Rate will in no event be adjusted down pursuant to this Section 4(c)(i)(F), except to the extent provided in the immediately following paragraph. Notwithstanding anything to the contrary in this Section 4(c)(i)(F), if the Conversion Date for a Note occurs during the Tender/Exchange Offer Valuation Period for such tender or exchange offer, then, solely for purposes of determining the Conversion Consideration for such conversion, such Tender/Exchange Offer Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Trading Day immediately after the Expiration Date to, and including, such Conversion Date.

To the extent such tender or exchange offer is announced but not consummated (including as a result of the Borrower being precluded from consummating such tender or exchange offer under applicable law), or any purchases or exchanges of shares of Common Stock in such tender or exchange offer are rescinded, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of shares of Common Stock, if any, actually made, and not rescinded, in such tender or exchange offer.

(ii) No Adjustments in Certain Cases. Notwithstanding anything to the contrary in Section 4(c)(i), the Borrower will not be obligated to adjust the Conversion Rate on account of a transaction or other event otherwise requiring an adjustment pursuant to Section 4(c)(i) (other than a stock split or combination of the type set forth in Section 4(c)(i)(A) or a tender or exchange offer of the type set forth in Section 4(c)(i)(F)) if the Holder participates, at the same time and on the same terms as holders of Common Stock, and solely by virtue of holding this Note, in such transaction or event without having to convert this Note and as if the Holder held a number of shares of Common Stock equal to the product of (A) the Conversion Rate in effect on the related record date and (B) the aggregate Principal Amount on such date.

(iii) Certain Events. The Borrower will not be required to adjust the Conversion Rate except as provided in Section 4(c) or Section 4(e). Without limiting the foregoing, the Borrower will not be obligated to adjust the Conversion Rate on account of:

(A) except as otherwise provided in Section 4(c), the sale of shares of Common Stock for a purchase price that is less than the market price per share of Common Stock or less than the Conversion Price;

(B) the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Borrower’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

(C) the issuance of any shares of Common Stock or options or rights to purchase shares of Common Stock pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Borrower or any of its Subsidiaries;

(D) the issuance of any shares of Common Stock pursuant to any option, warrant, right or convertible or exchangeable security of the Borrower outstanding as of the Initial Closing Date;

(E) solely a change in the par value of the Common Stock; or

(F) accrued and unpaid interest, if any, on the Notes.

(iv) Adjustments Not Yet Effective. Notwithstanding anything to the contrary contained herein, if:

(A) the record date, effective date or Expiration Time for any event that requires an adjustment to the Conversion Rate pursuant to Section 4(c)(i) has occurred on or before the Conversion Date for such conversion, but an adjustment to the Conversion Rate for such event has not yet become effective as of such Conversion Date, as applicable;

(B) the Conversion Consideration due upon such conversion includes any whole shares of Common Stock; and

(C) such shares are not entitled to participate in such event (because they were not held on the related record date or otherwise),

then, solely for purposes of such conversion, the Borrower will, without duplication, give effect to such adjustment on such Conversion Date. In such case, if the date on which the Borrower is otherwise required to deliver the consideration due upon such conversion is before the first date on which the amount of such adjustment can be determined, then the Borrower will delay the settlement of such conversion until the second (2nd) Business Day after such first date.

(v) Conversion Rate Adjustments where the Holder Participates in the Relevant Transaction or Event. Notwithstanding anything to the contrary contained herein, if:

(A) a Conversion Rate adjustment for any dividend or distribution becomes effective on any Ex-Dividend Date pursuant to Section 4(c)(i);

(B) the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or before the related record date;

(C) the Conversion Consideration due upon such conversion includes any whole shares of Common Stock, in each case based on a Conversion Rate that is adjusted for such dividend or distribution; and

(D) such shares would be entitled to participate in such dividend or distribution;

then such Conversion Rate adjustment will not be given effect for such conversion and the shares of Common Stock issuable upon such conversion based on such unadjusted Conversion Rate will not be entitled to participate in such dividend or distribution, but there will be added, to the Conversion Consideration otherwise due upon such conversion, the same kind and amount of consideration that would have been delivered in such dividend or distribution with respect to such shares of Common Stock had such shares been entitled to participate in such dividend or distribution.

(vi) Stockholder Rights Plans. If any shares of Common Stock are to be issued upon conversion of this Note and, at the time of such conversion, the Borrower has in effect any stockholder rights plan, then the Holder will be entitled to receive, in addition to, and concurrently with the delivery of, the Conversion Consideration otherwise payable upon such conversion, the rights set forth in such stockholder rights plan, unless such rights have separated from the Common Stock at such time, in which case, and only in such case, the Conversion Rate will be adjusted pursuant to Section 4(c)(i)(C) on account of such separation as if, at the time of such separation, the Borrower had made a distribution of the type referred to in Section 4(c)(i)(C) to all holders of the Common Stock, subject to potential readjustment in accordance with the last paragraph of Section 4(c)(i)(C).

(vii) Limitation on Effecting Transactions Resulting in Certain Adjustments. The Borrower will not engage in or be a party to any transaction or event that would require the Conversion Rate to be adjusted pursuant to Section 4(c)(i) or Section 4(e) to an amount that would result in the Conversion Price per share of Common Stock being less than the par value per share of Common Stock.

(viii) Equitable Adjustments to Prices. Whenever any provision of this Note requires the Borrower to calculate the average of the Last Reported Sale Prices, Daily VWAPs, or any function thereof, over a period of multiple days (including to calculate an adjustment to the Conversion Rate), the Borrower will make proportionate adjustments, if any, to such calculations to account for any adjustment to the Conversion Rate pursuant to Section 4(c)(i)(A) that becomes effective, or any event requiring such an adjustment to the Conversion Rate where the Ex-Dividend Date or effective date, as applicable, of such event occurs, at any time during such period.

(ix) Calculation of Number of Outstanding Shares of Common Stock. For purposes of Section 4(c)(i), the number of shares of Common Stock outstanding at any time will (i) include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock and (ii) exclude shares of Common Stock held in the Borrower’s treasury (unless the Borrower pays any dividend or makes any distribution on shares of Common Stock held in its treasury).

(x) Calculations. All calculations with respect to the Conversion Rate and adjustments thereto will be made by the Borrower to the nearest 1/10,000th of a share of Common Stock (with 5/100,000ths rounded upward). The Borrower shall be responsible for making all calculations called for under or in connection with the Notes. These calculations include, but are not limited to, determinations of the Stock Price, the Last Reported Sale Prices of the Common Stock, accrued interest payable on the Notes and the Conversion Rate of the Notes. The Borrower shall make all these calculations in good faith and, absent manifest error, such calculations shall be final and binding on the Holders of Notes. Upon written request, the Borrower shall provide a schedule of its calculations to the Holder Representative, and the Holder Representative is entitled to rely conclusively upon the accuracy of the Borrower’s calculations without independent verification. The Holder Representative will forward the Borrower’s calculations to any Holder upon the request of that Holder at the sole cost and expense of the Borrower.

The Holder Representative shall not have any responsibility for making any calculations, for determining amounts to be paid or for monitoring stock price or be charged with any knowledge of or have any duties to monitor any measurement period.

(xi) Notice of Conversion Rate Adjustments. Upon the effectiveness of any adjustment to the Conversion Rate pursuant to Section 4(c)(i), the Borrower will promptly send written notice to the Holder containing (A) a brief description of the transaction or other event on account of which such adjustment was made; (B) the Conversion Rate in effect immediately after such adjustment; and (C) the effective time of such adjustment.

(d) Voluntary Adjustments. To the extent permitted by law and applicable stock exchange rules, the Borrower, from time to time, may (but is not required to) increase the Conversion Rate by any amount if (A) the Board of Directors determines that such increase is either (x) in the best interest of the Borrower; or (y) advisable to avoid or diminish any income tax imposed on holders of Common Stock or rights to purchase Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Common Stock or any similar event; (B) such increase is in effect for a period of at least twenty (20) Business Days; and (C) such increase is irrevocable during such period. If the Board of Directors determines to increase the Conversion Rate pursuant to this Section 4(d), then, no later than the first Business Day of the related twenty (20) Business Day period referred to in this Section 4(d), the Borrower will send notice to each Holder and the Holder Representative of such increase, the amount thereof and the period during which such increase will be in effect.

(e) Adjustments to the Conversion Rate in Connection with a Make-Whole Fundamental Change.

(i) Generally. If a Make-Whole Fundamental Change occurs and the Conversion Date for the conversion of part or all of this Note occurs during the related Make-Whole Fundamental Change Conversion Period, then, subject to this Section 4(e), the Conversion Rate applicable to such conversion will be increased by a number of shares (the “Additional Shares”) set forth in the table below corresponding (after interpolation as provided in, and subject to, the provisions below) to the Make-Whole Fundamental Change Effective Date and the Stock Price of such Make-Whole Fundamental Change:

Make-Whole Fundamental Change Effective Date	Stock Price
	$0.10000	$0.21890	$0.24079	$0.30000	$0.40000	$0.50000	$1.00000	$1.50000	$2.0000
May 9, 2022	1.7019	0.6756	0.6058	0.4713	0.3418	0.2676	0.1282	0.0849	0.0637
May 9, 2023	1.8060	0.6204	0.5479	0.4139	0.2912	0.2242	0.1051	0.0697	0.0524
May 9, 2024	1.9246	0.4381	0.37386	0.2659	0.1792	0.1363	0.0650	0.0440	0.0336
May 9, 2025	1.7019	—	—	—	—	—	—	—	—

If such Make-Whole Fundamental Change Effective Date or Stock Price is not set forth in the table above, then:

(A) if such Stock Price is between two Stock Prices in the table above or the Make-Whole Fundamental Change Effective Date is between two dates in the table above, then the number of Additional Shares will be determined by straight-line interpolation between the numbers of Additional Shares set forth for the higher and lower Stock Prices in the table above or the earlier and later dates in the table above, based on a 365- or 366-day year, as applicable; and

(B) if the Stock Price is greater than $2.00 (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above are adjusted pursuant to Section 4(e)(ii), or less than $0.10 (subject to adjustment in the same manner), per share, then no Additional Shares will be added to the Conversion Rate.

Notwithstanding anything to the contrary in this Note, in no event will the Conversion Rate be increased to an amount that exceeds 6.0776 shares of Common Stock per $1 Principal Amount, which amount is subject to adjustment in the same manner as, and at the same time and for the same events for which, the Conversion Rate is required to be adjusted pursuant to Section 4(c).

Notwithstanding anything to the contrary in this Note, if an Interest Make-Whole Payment is due in respect of a conversion of part or all of this Note entitled to Additional Shares pursuant to this Section 4(e), the Holder of such Note shall be entitled to receive the greater of the Interest Make-Whole Payment or such Additional Shares, but not both; provided that the arithmetic average of the Daily VWAP for the five (5) VWAP Trading Days ending on the VWAP Trading Day immediately preceding the Conversion Date shall be used to determine the value of such Additional Shares for this purpose.

(ii) Adjustment of Stock Prices and Number of Additional Shares. The Stock Prices in the first row (i.e., the column headers) of the table set forth in Section 4(e)(i) will be adjusted in the same manner as, and at the same time and for the same events for which, the Conversion Price is adjusted as a result of the operation of Section 4(c). The numbers of Additional Shares in the table set forth in Section 4(e)(i) will be adjusted in the same manner as, and at the same time and for the same events for which, the Conversion Rate is adjusted pursuant to Section 4(c).

(iii) Notice of the Occurrence of a Make-Whole Fundamental Change. The Borrower will notify the Holder and the Holder Representative in writing of each Make-Whole Fundamental Change in accordance with Section 4(f).

(f) Notice of the Occurrence of Certain Corporate Events. If the Borrower elects to (I) distribute, to all or substantially all holders of Common Stock, any rights, options or warrants (other than rights issued pursuant to a stockholder rights plan, so long as such rights have not separated from the Common Stock and are not exercisable until the occurrence of a triggering event, except that such rights will be deemed to be distributed under this clause (I) upon their separation from the Common Stock or upon the occurrence of such triggering event) entitling them, for a period of not more than sixty (60) calendar days after the record date of such distribution, to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced (determined in the manner set forth in the third paragraph of Section 4(c)(i)(B)); or (II) distribute, to all or substantially all holders of Common Stock, assets or securities of the Borrower or rights to purchase the Borrower’s securities, which distribution per share of Common Stock has a value, as reasonably determined by the Board of Directors, exceeding ten percent (10%) of the Last Reported Sale Price per share of Common Stock on the Trading Day immediately before the date such distribution is announced, then, in either case, (x) the Borrower will send notice of such distribution to the Holders and the Holder Representative at least twenty five (25) Scheduled Trading Days before the Ex-Dividend Date for such distribution (or, if later in the case of any such separation of rights issued pursuant to a stockholder rights plan or the occurrence of any such triggering event under a stockholder rights plan, as soon as reasonably practicable after the Borrower becomes aware that such separation or triggering event has occurred or will occur). If a Fundamental Change, Make-Whole Fundamental Change (other than a Make-Whole Fundamental Change pursuant to clause (B) of the definition thereof) or Common Stock Change Event occurs (other than a merger or other business combination transaction that is effected solely to change the Borrower’s jurisdiction of incorporation and that does not constitute a Fundamental Change or a Make-Whole Fundamental Change), then, in each case, then, no later than the effective date thereof, the Borrower will send notice to the Holder of such transaction or event and such effective date.

(g) Effect of Common Stock Change Event.

(i) Generally. If there occurs any:

(A) recapitalization, reclassification or change of the Common Stock (other than (x) changes solely resulting from a subdivision or combination of the Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value and (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities);

(B) consolidation, merger, combination or binding or statutory share exchange involving the Borrower;

(C) sale, lease or other transfer of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person; or

(D) other similar event,

and, as a result of which, the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing (such an event, a “Common Stock Change Event,” and such other securities, cash or property, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) share of Common Stock would be entitled to receive on account of such Common Stock Change Event (without giving effect to any arrangement not to issue or deliver a fractional portion of any security or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Note,

(1) from and after the effective time of such Common Stock Change Event, (I) the Conversion Consideration due upon conversion will be determined in the same manner as if each reference to any number of shares of Common Stock in this Section 4 (or in any related definitions) were instead a reference to the same number of Reference Property Units and (II) for purposes of the definitions of “Fundamental Change” and “Make-Whole Fundamental Change,” references to “Common Stock” and the Borrower’s “Common Equity” will be deemed to refer to the Common Equity, if any, forming part of such Reference Property;

(2) if such Reference Property Unit consists entirely of cash, then (I) each conversion of any Note with a Conversion Date that occurs on or after the effective date of such Common Stock Change Event will be settled entirely in cash in an amount, per $1 principal amount of this Note being converted, equal to the product of (x) the Conversion Rate in effect on such Conversion Date (as may be increased by any Additional Shares pursuant to Section 4(e)) and (y) the amount of cash constituting such Reference Property Unit, together with an Interest Make-Whole Payment, if applicable, which shall be payable solely in cash (regardless of whether the Borrower elected to settle Interest Make-Whole Payments in shares of Common Stock in accordance with Section 4(c)(i)(B) and (II) the Borrower will settle each such conversion no later than the second (2nd) Business Day after the relevant Conversion Date; and

(3) for these purposes, (I) the Daily VWAP of any Reference Property Unit or portion thereof that consists of a class of Common Equity securities will be determined by reference to the definition of “Daily VWAP,” substituting, if applicable, the Bloomberg page for such class of securities in such definition; and (II) the Daily VWAP of any Reference Property Unit or portion thereof that does not consist of a class of Common Equity securities, and the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of securities, will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Borrower (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Common Stock, by the holders of Common Stock. The Borrower will notify the Holder of such weighted average as soon as practicable after such determination is made.

At or before the effective time of such Common Stock Change Event, the Borrower and the resulting, surviving or transferee Person (if not the Borrower) of such Common Stock Change Event (the “Successor Person”) will execute and deliver to the Holder one or more documents (x) providing for subsequent conversions of this Note in the manner set forth in this Section 4(g); (y) providing for subsequent adjustments to the Conversion Rate pursuant to Section 4(c)(i) in a manner consistent with this Section 4(g); and (z) containing such other provisions that are appropriate to preserve the economic interests of the Holder and to give effect to the provisions of this Section 4(g). If the Reference Property includes shares of stock or other securities or assets (other than cash) of a Person other than the Successor Person, then such other Person will also execute such documentation, which will contain such additional provisions, if any, that the Borrower reasonably determines are appropriate to preserve the economic interests of the Holder.

(ii) Notice of Common Stock Change Events. The Borrower will provide notice of each Common Stock Change Event in the manner provided in Section 4(f).

(iii) Compliance Covenant. The Borrower will not become a party to any Common Stock Change Event unless its terms are consistent with this Section 4(g).

5. Limitations on Conversions and Other Share Issuances.

(a) Share Conversion Cap. Notwithstanding anything to the contrary in this Note, prior to the Authorized Share Amendment Date, the aggregate number of shares of Common Stock issuable upon under the Notes will be subject to, and shall not exceed, the Share Conversion Cap, including shares of Common Stock issuable upon (x) conversion of all of the Notes in the aggregate, (y) satisfaction of all Interest Make-Whole Payments or any analogous interest make-whole payments on any of the Notes in shares of Common Stock and (z) satisfaction of any portion of any Amortization Payments in shares of Common Stock or any analogous amortization payments on any of the Notes, to the extent permissible, in shares of Common Stock. To the extent that the Borrower is unable to issue any shares of Common Stock otherwise issuable pursuant to the terms of this Note as a result of the application of this Section 5(a):

(i) in the case such shares of Common Stock that are unable to be issued would be used to satisfy a conversion of this Note in whole or in part, the Borrower shall be required to, at the election of the Holder, either (A) pay an amount in cash for any shares not so delivered in an amount based on the Conversion Price in the case of a conversion of part or all of this Note or (B) allow the Holder to revoke, in whole or in part, its related Notice of Conversion, in which event the portion of this Note to be converted shall not be extinguished and any entries to the contrary in the Conversion/PIK Schedule shall be reversed; and

(ii) in the case such shares of Common Stock that are unable to be issued would be used to satisfy any portion of an Interest Make-Whole Payment or Amortization Payment, the Borrower shall be deemed for all purposes under this Note to have elected to make the applicable Interest Make-Whole Payment or Amortization Payment solely in cash.

Prior to the Authorized Share Amendment Date, whenever the Share Conversion Cap is adjusted as herein provided, the Borrower shall prepare a notice of such adjustment of the Share Conversion Cap setting forth the adjusted Share Conversion Cap and the date on which each adjustment becomes effective and shall send such notice of such adjustment to the Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(b) Beneficial Ownership Limitations.

(i) Notwithstanding anything to the contrary in this Note, the Holder will not be entitled to receive shares of Common Stock upon conversion of Notes (including as part of any Interest Make-Whole Payment) or as any portion of any Amortization Payment, and no conversion of Notes or payment of any portion of any Amortization Payment in shares of Common Stock shall take place, to the extent (but only to the extent) that such receipt (or conversion or payment) would cause the Holder and its Attribution Parties to beneficially own shares of Common Stock in excess of the Beneficial Ownership Limitations. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note (including as part of any Interest Make-Whole Payment) or as any portion of any Amortization Payment in shares of Common Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (1) conversion of the remaining, unconverted portion of this Note beneficially owned by the Holder or any of its Attribution Parties and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities of the Borrower subject to a limitation on exercise, conversion or exchange analogous to the limitation contained herein beneficially owned by the Holder or any of its Attribution Parties. Except as set forth in the preceding sentence, for purposes of this provision, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, and a determination as to any “group” status shall be determined in accordance with Section 13(d) of the Exchange Act. Any purported delivery of shares of Common Stock upon conversion of this Note (including as part of any Interest Make-Whole Payment) or as payment of any portion of any Amortization Payment in shares of Common Stock shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the Holder exceeding the Beneficial Ownership Limitation in violation of this Section 5(b).

(ii) To the extent that the limitation contained in this Section 5(b) applies, the determination of whether and the extent that this Note is convertible (in relation to other securities beneficially owned by the Holder) or that any portion of an Amortization Payment can be made in shares of Common Stock shall be in the sole discretion of the Holder, and, unless otherwise indicated in writing, the submission of a Notice of Conversion or written confirmation regarding the applicability of this Section 5(b) upon request by the Borrower shall be deemed to be the Holder’s determination of whether and the extent that this Note may be converted (in relation to other securities beneficially owned by the Holder) or any portion of an Amortization Payment can be made in shares of Common Stock, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, unless otherwise indicated in writing connection with a Notice of Conversion, the Holder shall be deemed to represent to the Borrower each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this Section 5(b).

(iii) For purposes of this Section 5(b), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (1) the Borrower’s most recent periodic or annual report filed with the SEC, as the case may be, (2) a more recent public announcement by the Borrower, or (3) a more recent written notice by the Borrower or the Transfer Agent to the Holder setting forth the number of shares of Common Stock outstanding. Upon request, the Borrower shall within two Trading Days confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise, conversion or exchange of securities of the Borrower, including this Note, by the Holder since the date as of which such number of outstanding shares of Common Stock was reported.

(iv) The “Beneficial Ownership Limitation” shall be 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The Holder, upon written notice to the Borrower, may elect a beneficial ownership limit that is less than or equal to 9.9%. Any such election will be effective as of the date specified in such notice, which shall not be earlier than (i) the date such notice is delivered to the Borrower in the event such notice decreases the Beneficial Ownership Limitation, and (ii) 61 days after the date such notice is delivered to the Borrower in all other cases.

(v) To the extent that the limitation contained in this Section 5(b) applies:

(A) in the case such shares of Common Stock that are unable to be issued would be used to satisfy a conversion of this Note in whole or in part, the Holder may either (1) revoke, in whole or in part, its related Notice of Conversion, in which event the portion of this Note to be converted shall not be extinguished and any entries to the contrary in the Conversion/PIK Schedule shall be reversed or (2) when possible, certify to the Borrower that the Person (or Persons) receiving shares of Common Stock upon conversion is not, and would not, as a result of such conversion, become the beneficial owner of shares of Common Stock outstanding at such time in excess of the applicable Beneficial Ownership Limitation, after which the Borrower shall cause to be delivered any such shares of Common Stock withheld on account of such applicable Beneficial Ownership Limitation no later than two Trading Days after receipt of such certification; provided, however, until such time as the affected Holder gives such certification, no Person shall be deemed to be the shareholder of record with respect to the shares of Common Stock otherwise deliverable upon conversion in excess of any applicable Beneficial Ownership Limitation; and

(B) in the case such shares of Common Stock that are unable to be issued would be used to satisfy any portion of an Interest Make-Whole Payment or Amortization Payment, the Borrower shall be deemed for all purposes under this Note to have elected to make the applicable Interest Make-Whole Payment or Amortization Payment solely in cash.

6. Repurchase at the Option of the Holder Upon a Fundamental Change.

(a) If a Fundamental Change occurs at any time, the Holder shall have the right, at its option, to require the Borrower to repurchase for cash all or any portion of the Notes, on the date (the “Fundamental Change Repurchase Date”) specified by the Borrower that is not less than twenty (20) Business Day or more than thirty-five (35) Business Day following the date of the Fundamental Change Borrower Notice at a repurchase price equal to 100% of the Principal Amount, plus any accrued and unpaid interest to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”).

(b) Repurchases under this Section 6 shall be made, at the option of the Holder, upon:

(i) delivery to the Borrower of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Annex C hereto on or before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date; and

(ii) if the entire remaining Principal Amount of this Note is being repurchased, delivery of this Note to the Borrower at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer), such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

Notwithstanding anything herein to the contrary, the Holder shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the Close of Business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Borrower in accordance with Section 6(c).

(c) On or before the twentieth (20th) Business Day after the occurrence of the effective date of a Fundamental Change, the Borrower shall provide to the Holder a notice (the “Fundamental Change Borrower Notice”) of the occurrence of the effective date of the Fundamental Change and of the repurchase right at the option of the Holder arising as a result thereof specifying the following: (i) the events causing the Fundamental Change; (ii) the date of the Fundamental Change; (iii) the last date on which the Holder may exercise the repurchase right pursuant to this Section 6; (iv) the Fundamental Change Repurchase Price; (v) the Fundamental Change Repurchase Date; and (vi) if applicable, the Conversion Rate and any adjustments to the Conversion Rate. No failure of the Borrower to give the foregoing notice and no defect therein shall limit the Holder’s repurchase rights or affect the validity of the proceedings for the repurchase of this Note pursuant to this Section 6.

(d) Notwithstanding the foregoing, no Notes may be repurchased by the Borrower on any date at the option of the Holders upon a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Borrower in the payment of the Fundamental Change Repurchase Price with respect to such Notes).

(e) To the extent that, as a result of a change in law occurring after the first date on which this Note is issued, the provisions of any applicable securities laws or regulations conflict with the provisions of this Note relating to the Borrower’s obligations to purchase the Notes upon a Fundamental Change, the Borrower shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under such provisions of this Note by virtue of such conflict.

(f) A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Borrower at any time prior to the Close of Business on the Business Day immediately preceding the Fundamental Change Repurchase Date, specifying the Principal Amount with respect to which such notice of withdrawal is being submitted, and the Principal Amount, if any, that remains subject to the original Fundamental Change Repurchase Notice.

(g) The Borrower will set aside, segregate and hold in trust on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date an amount of money, in immediately available funds, sufficient to repurchase all of the Notes to be repurchased at the appropriate Fundamental Change Repurchase Price. Subject to receipt of Notes, payment for Notes surrendered for repurchase (and not withdrawn prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date) will be made on the Fundamental Change Repurchase Date by mailing checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register.

(h) In connection with any repurchase offer, the Borrower will, if required: (i) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable; (ii) file a Schedule TO or any other required schedule under the Exchange Act; and (iii) otherwise comply with all federal and state securities laws in connection with any offer by the Borrower to repurchase the Notes; in each case, so as to permit the rights and obligations under this Section 6 to be exercised in the time and in the manner specified in this Section 6.

7. Covenants.

(a) Registration Rights; Additional Interest. The Borrower agrees that the Holder is entitled to the benefits of the Registration Rights Agreement. By its acceptance hereof, the Holder will have agreed to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities (as defined in the Registration Rights Agreement). If a Registration Default occurs under the Registration Rights Agreement, the Borrower shall pay Additional Interest on this Note in accordance with the Registration Rights Agreement. Any Additional Interest that accrues on this Note will be payable on the same dates and in the same manner as the Cash Interest on this Note; provided, however, that in no event will Additional Interest that may accrue pursuant to this Section 7(a) accrue on any day on this Note at a rate per annum that exceeds one half of one percent (0.50%). Any Additional Interest that accrues on this Note will be in addition to the Cash Interest and the PIK Interest that accrues on this Note.

(b) Good Standing. Each Note Party shall, and shall cause each of its Subsidiaries to, maintain its organizational existence and good standing in its jurisdiction of organization and maintain qualification in each other material jurisdiction. Each Note Party shall, and shall cause each of its Subsidiaries to, maintain in force all material licenses, approvals and agreements.

(c) Government Compliance. Each Note Party shall, and shall cause each of its Subsidiaries to, comply in all material respects with all applicable federal and state statutes, laws, ordinances and government rules and regulations to which it or its operations is subject.

(d) Financial Statements, Reports, Certificates. Subject to Section 7(jj), the Borrower shall deliver the following to the Holder, and the Holder shall be entitled to rely on the information contained therein: (i) as soon as available, but in any event within thirty (30) days after the end of each calendar month after the Original Issue Date, consolidated financial statements of the Borrower and its Subsidiaries, including a cash flow statement, income statement and balance sheet for the period reported, and certified by a Responsible Officer; (ii) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, audited consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to the Majority Holders; (iii) as soon as available, but in any event within forty-five (45) days after the end of each fiscal year of the Borrower, an annual operating budget and financial projections (including income statements, balance sheets and cash flow statements) for the subsequent fiscal year, presented in a quarterly format, as approved by the Board of Directors and the Majority Holders (with the Majority Holders’ approval not to be unreasonably withheld); (iv) upon the Holder’s request, within thirty (30) days after the end of any month that ends on the last day of a fiscal quarter, together with the delivery of the financial statements required pursuant to clause (i) above for such month, a management’s discussion and analysis of the important operational and financial developments during such fiscal quarter with a comparison to such period during the prior year; (v) copies of all statements, reports and notices sent or made available generally by the Borrower to its security holders and debt holders, when made available to such holders; (vi) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against the Borrower or any Subsidiary that could result in damages to the Borrower or any Subsidiary exceeding $100,000, fines, penalties or other sanctions by any Governmental Authority, or claims for injunctive or equitable relief; (vii) promptly upon receipt thereof (but in any event no more than three (3) Business Days thereafter), (A) copies of any amendments, waivers, consents or other modifications to the ABL Debt Documents and (B) notices of default required to be delivered pursuant to the ABL Debt Documents and (viii) other financial information as the Holder may reasonably request from time to time promptly after such request.

(e) Certificates of Compliance. Each time financial statements are required to be furnished pursuant to Section 7(d) above, there shall be delivered to the Holder a certificate signed by a Responsible Officer (each a “Compliance Certificate”) certifying that as of the end of the reporting period for such financial statements, the Note Parties were in full compliance with all of the terms and conditions of the Note Documents, and setting forth such other information as the Holder shall reasonably request.

(f) Notice of Defaults. As soon as possible, and in any event within three (3) Business Days after the discovery of a Default or an Event of Default, the Borrower shall notify the Holder Representative, Collateral Agent and the Holder in writing of the facts relating to or giving rise to such Default or Event of Default and the action which the Note Parties propose to take with respect thereto.

(g) Taxes. Each Note Party shall, and shall cause each of its Subsidiaries to, make due and timely payment or deposit of all federal and material state and local Taxes, assessments or contributions required of it by Law or imposed on its income or upon any properties belonging to it, and will, upon request, furnish the Holder with proof satisfactory to the Majority Holders indicating that each Note Party and each Subsidiary thereof has made such payments or deposits; provided that the Note Parties and their Subsidiaries need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is fully reserved against by the Note Parties and their Subsidiaries.

(h) Maintenance. Each Note Party, at its expense, shall maintain the Collateral in good condition, normal wear and tear and casualty and condemnation excepted, and will comply in all material respects with all Laws to which the use and operation of the Collateral may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Collateral, regardless of the cause, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

(i) Insurance.

(i) Each Note Party shall, and shall cause each of its Subsidiaries to, maintain, at its sole cost and expense, with financially sound and reputable insurance companies not affiliates of the Note Parties or their Subsidiaries, insurance with respect to the Collateral and its and its Subsidiaries’ properties and businesses against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to the Majority Holders.

(ii) From and after the date that is thirty (30) days after the Initial Closing Date, all such policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to the Majority Holders, showing the Collateral Agent for its benefit and the benefit of the Holder Representative and the holders of Notes as a loss payee thereof, and all liability insurance policies shall show the Collateral Agent for its benefit and the benefit of the Holder Representative and the holders of Notes as an additional insured and shall specify that the insurer must give at least thirty (30) days’ notice to the Collateral Agent before canceling its policy for any reason (except for nonpayment, which shall be ten (10) days’ prior notice); provided that the Collateral Agent shall have no obligation or duty to obtain or monitor insurance in respect of the Collateral. Each Note Party shall promptly deliver to the Holder its current copy of such policies of insurance, evidence of the payments of all premiums therefor and insurance certificates and related endorsements thereto, it being understood that any time there is a change or renewal of insurance, it is the Note Parties’ obligation to promptly deliver such materials to the Holder.

(iii) The Note Parties shall bear the risk of the Collateral being lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a Governmental Authority for any reason whatsoever at any time.

(j) Intellectual Property Rights.

(i) With respect to registration or pending application of each item of its Intellectual Property for which such Note Party has standing to do so, each Note Party agrees to take, at its expense, all reasonable steps, including in the USPTO, the USCO and any other Governmental Authority located in the United States, to pursue the registration and maintenance of each material Patent, Trademark, or Copyright registration or application now or hereafter included in the Intellectual Property of such Note Party that is not an Excluded Asset.

(ii) No Note Party shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property or Licenses, excluding Excluded Assets, may lapse, be terminated or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, become publicly known).

(iii) Each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property and Licenses, including maintaining the quality of any and all products or services used or provided in connection with any of its Trademarks, consistent with the quality of the products and services as of the date hereof, and taking reasonable steps necessary to ensure that all licensed users of any of its Trademarks abide by the applicable License’s terms with respect to standards of quality.

(iv) (iv) Concurrently with the delivery of each Compliance Certificate for the months ending March 31, June 30, September 30 and December 31 of each year pursuant to Section 7(e), the Note Parties shall give the Holder written notice of: (A) any registration or filing of any Trademark, Copyright or Patent by any Note Party or any Subsidiary thereof, including the date of such registration or filing, the registration or filing numbers, the location of such registration or filing, and a general description of such registration or filing; (B) any intent-to-use Trademark application of any Note Party that no longer qualifies as an Excluded Asset; (C) any material change to any Note Party’s or any Subsidiary’s Intellectual Property, but excluding changes to source code, operating manuals and the like made in the ordinary course of business and (E) any Note Party’s knowledge of an event that could reasonably be expected to materially and adversely affect the value of its or any Subsidiary’s Intellectual Property. Within five (5) Business Days (or such longer period as the Majority Holders may agree in their reasonable discretion) following the delivery of such Compliance Certificate, the applicable Note Parties shall execute and deliver to the Collateral Agent Intellectual Property Security Agreements containing a description of such Intellectual Property (other than any Excluded Asset) in appropriate form for filing and recording in the USPTO or USCO, as applicable, and shall promptly file and record with the USPTO or USCO, as applicable, and provide evidence thereof to the Collateral Agent. For the avoidance of doubt, the provisions hereof shall automatically apply to such Intellectual Property (other than any Excluded Asset) and such Intellectual Property (other than any Excluded Asset) shall automatically constitute Article 9 Collateral hereunder.

(v) The Collateral Agent (as directed by the Majority Holders) or the Holder may audit the Note Parties’ Intellectual Property to confirm compliance with this Section, provided such audit may not occur more often than twice per year, unless an Event of Default has occurred and is continuing. The Collateral Agent and the Holder shall have the right, but not the obligation, to take, at the Note Parties’ sole expense, any actions that any Note Party is required under this Section to take but which such Note Party fails to take, after fifteen (15) days’ notice to the Borrower. The Note Parties shall reimburse and indemnify the Collateral Agent and the Holder for all costs, charges and expenses (including reasonable and documented attorneys’ fees and expenses) incurred in the exercise of its rights under the previous sentence.

(k) Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Section 7(x) or Section 8, within thirty (30) days of the date that any Note Party forms any direct or indirect Subsidiary or acquires (including by division) any direct or indirect Subsidiary, such Note Party shall (i) cause such new Subsidiary to provide to the Collateral Agent a Joinder Agreement, together with such other Note Documents, all in form and substance satisfactory to the Majority Holders and the Collateral Agent, as to its rights, duties and obligations, as applicable, (including being sufficient to grant the Collateral Agent, for its benefit and for the benefit of the Holder Representative and the holders of Notes, a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (ii) provide to the Collateral Agent appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary (to the extent the same constitutes Collateral), in form and substance satisfactory to the Majority Holders and (iii) provide to the Collateral Agent all other documentation in form and substance satisfactory to the Majority Holders that in their opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above, including all documentation and other information which the Collateral Agent may reasonably request with respect to any new Subsidiary that signs and delivers a Joinder Agreement in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT, the USA FREEDOM Act, an IRS Form W-9 or other applicable tax forms.

(l) Defense of Article 9 Collateral. Each Note Party shall, at its own expense, upon the reasonable request of the Majority Holders, take any and all commercially reasonable actions necessary to defend title to all material amounts of the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien other than Permitted Liens.

(m) Further Assurances. At any time and from time to time, the Note Parties shall, at their own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent or the Majority Holders may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Note and the other Note Documents, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

(n) Inventory, Returns. The Note Parties shall keep all Inventory in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between any Note Party and its Account Debtors shall be on the same basis and in accordance with GAAP, consistently applied, or with the usual customary practices of such Note arty, as they exist at the time of the execution and delivery of this Note. Each Note Party shall promptly notify the Holder of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than $100,000.

(o) Delivery of Third-Party Agreements.

(i) In the event that any Note Party shall at any time be a party to a lease with respect to any location where $250,000 or more of assets will be located, then such Note Party shall, upon the Holder’s request, within sixty (60) days after the date hereof (or, with respect to any lease entered into after the date hereof, within sixty (60) days after the execution of such lease), use commercially reasonable efforts to obtain and deliver to the Collateral Agent a Landlord Subordination and Access Agreement with respect to such lease, in form and substance reasonably satisfactory to the Majority Holders and the Collateral Agent, as to its rights, duties and obligations.

(ii) Within sixty (60) days following the Holder’s written request, the applicable Note Party shall obtain and deliver to the Collateral Agent a Notice and Access Agreement for any location that contains or any Person that holds greater than $250,000.

(iii) In the event that any Note Party shall at any time own or acquire any fee interest in any real property (wherever located) (each such interest being a “Facility”) with a Current Value (as defined below) in excess of $300,000, the Borrower shall promptly so notify the Collateral Agent, setting forth with reasonable specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Note Party’s good-faith estimate of the current value of such real property at the time of such acquisition (for purposes of this Section, the “Current Value”). The Collateral Agent (at the direction of the Majority Holders) shall notify the Borrower or the applicable Note Party whether it intends to require a Mortgage (and any other Real Property Deliverables) with respect to any such Facility with a Current Value in excess of $300,000. Upon receipt of such notice requesting a Mortgage (and any other Real Property Deliverables), the applicable Note Party shall promptly furnish the same to the Collateral Agent within ninety (90) days of such Note Party’s receipt of such notice. The Note Parties shall pay all reasonable fees and out-of-pocket expenses, including reasonable and documented attorneys’ fees and expenses, and all customary and reasonable title insurance charges and premiums, in connection with its obligations under this Section 7(o)(iii).

(p) Inspections and Rights to Consult with Management. The Collateral Agent or a representative of the Majority Holders (through any of their officers, employees or agents) shall have the right, upon reasonable prior notice, from time to time during the Note Parties’ usual business hours but no more once per 365 consecutive day period at the expense of the Note Parties (unless an Event of Default has occurred and is continuing), to inspect the Note Parties’ books and records and to make copies thereof and to check, test and appraise the Collateral in order to verify the Note Parties’ financial condition or the amount, condition of, or any other matter relating to, the Collateral. In addition, each Note Party shall permit any representative that the Holder or the Collateral Agent authorizes, including attorneys and accountants, to meet, at reasonable times and upon reasonable notice, with management and officers of the Note Parties no more than twice per calendar quarter (unless an Event of Default is continuing, in which case no such restriction on the frequency of meetings shall apply).

(q) Privacy and Data Security. Each Note Party shall, and shall cause each of its Subsidiaries to, at all times, remain in compliance in all material respects with all applicable United States and international privacy and data security laws and regulations, including the European Union General Data Protection Regulation, Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 of the European Parliament and the Council of the European Union and all regulations promulgated thereunder.

(r) Deposit Accounts/Securities Accounts. Except with respect to Deposit Accounts permitted without a Control Agreement pursuant to Section 7(ee), prior to opening or acquiring any Deposit Account or Securities Account after the Initial Closing Date, each Note Party shall first notify the Collateral Agent and shall not deposit any funds or securities into such account until such account is subject to a Control Agreement in favor of the Collateral Agent, whereupon, such Note Party shall update the Disclosure Letter to include such new account.

(s) Chief Executive Office; Location of Collateral. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, change its jurisdiction of organization, chief executive office or principal place of business or remove or cause to be removed, except in the ordinary course of its business, the Collateral (or any portion thereof) or the records concerning the Collateral (or any portion thereof) from the premises listed in Section 4 of the Disclosure Letter without twenty (20) days’ prior written notice to the Collateral Agent; provided that any such removal of any portion of the Collateral may not be to a location outside of the United States without the Majority Holder’s prior written consent.

(t) Disposal of Assets. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, convey, sell, lease, license, transfer or otherwise dispose of (collectively, a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than: (i) Inventory in the ordinary course of business (including with respect to consignment arrangements with respect to such Inventory); (ii) Transfers of surplus, worn-out or obsolete Equipment; (iii) uses of cash and Cash Equivalents not prohibited under this Note or the other Note Documents, (iv) Transfers consisting of or made in connection with Permitted Liens and Permitted Investments or (v) other assets of the Borrower or its Subsidiaries that do not in the aggregate exceed $250,000 in any fiscal year for fair market value (collectively, the “Permitted Transfers”).

(u) Restructure. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to: (i) without providing not less than twenty (20) days’ advance written notice to the Collateral Agent, change its name, identity, type of organization, corporate structure or organizational identification number, (ii) suspend operation of its business (other than in connection with a dissolution permitted pursuant to Section 7(u)(vi)), (iii) engage in any business other than the businesses engaged in by the Note Parties and their Subsidiaries as of the date hereof, and any business substantially similar or reasonably related thereto; (iv) cause, experience or allow a departure of a Responsible Officer, without providing the Collateral Agent a written notice within ten (10) days after the occurrence of such departure; (v) without the Holder’s prior written consent, change the date on which its fiscal year ends or change its accounting policies in any manner that would be material and adverse to the Holder; (vi) permit any Subsidiary to liquidate or dissolve (other than the liquidation or dissolution of Subsidiaries whose assets are transferred to the Borrower or another Note Party at the time of such liquidation or dissolution); or (vii) consummate any transaction or series of related transactions in which the stockholders of such Note Party or such Subsidiary, as applicable, who were not stockholders immediately prior to the first such transaction own more than fifty percent (50%) of the voting Capital Stock of such Note Party or such Subsidiary, as applicable, immediately after giving effect to such transaction or related series of such transactions.

(v) Liens/Negative Pledge. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien with respect to any of its property, including Intellectual Property and Inventory held at warehouse or fulfilment centers, or assign or otherwise convey any right to receive income, except for Permitted Liens, or enter into any agreement with any Person other than the holders of Notes or the Collateral Agent that prohibits such Note Party or Subsidiary from granting a security interest in, or otherwise encumbering, any of its property, or from paying dividends or making distributions or payments on account of or in redemption, retirement or purchase of any of its Capital Stock, except for (i) restrictions by reason of customary provisions restricting assignments, subletting, sublicensing, pledging or other transfers contained in leases, subleases or licenses in the ordinary course of business (provided that such restrictions are limited to the agreement itself or the property or assets secured by such Liens or the property or assets subject to such leases, subleases or licenses, as the case may be) and (ii) restrictions set forth in the ABL Debt Documents.

(w) Indebtedness. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness other than Permitted Indebtedness.

(x) Investments. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, make any Investment in any Person other than Permitted Investments.

(y) Distributions. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any of its Capital Stock, except that (i) Subsidiaries may pay dividends or make any other distributions or payments to the Borrower (either directly or indirectly) or any Guarantor that is a Subsidiary of the Borrower, (ii) the Borrower may convert any of the Notes into other Capital Stock upon the terms of such Notes, (iii) each Note Party may make de minimis payments of cash in lieu of the issuance of fractional Capital Stock (including upon the conversion of any Notes) and (iv) each Note Party may pay dividends solely in its Capital Stock.

(z) Payments of Other Indebtedness. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Subordinated Debt (it being understood that payments of regularly scheduled interest, AHYDO Payments and mandatory prepayments under any such Subordinated Debt shall not be prohibited by this clause, so long as such payments do not violate the subordination provisions of the Subordination Agreement applicable thereto).

(aa) Transactions with Affiliates. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of any Note Party after the Initial Closing Date except for (i) ordinary course compensatory agreements (including employment agreements and benefit plans) with officers and directors, (ii) transactions that are in the ordinary course of the Note Parties’ business, on terms no less favorable to the Note Party than would be obtained in an arm’s length transaction with a Person that is not an Affiliate of a Note Party, (iii) transactions between or among Note Parties, (iv) equity financings with the Borrower’s investors (or their Affiliates), as permitted hereunder, and (v) other transactions approved by the Collateral Agent in writing (at the direction of the Majority Holders).

(bb) Amendments or Waivers of Organizational Documents and Certain Agreements. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, agree to any amendment, restatement, supplement or other modification to, or waiver of any of its rights under, (i) any Subordinated Indebtedness to the extent such amendment, restatement, supplement, modification or waiver could reasonably be expected to be adverse in any material respect to the Holder or (ii) its Organizational Documents to the extent such amendment, restatement, supplement, modification or waiver could reasonably be expected to be adverse in any material respect to the Holder.

(cc) Stock Certificates. For any Subsidiary for which any Note Party’s ownership interest is not evidenced by a certificate, no Note Party shall allow such Subsidiary to certificate such ownership interest without the Majority Holders’ prior written consent, which consent may be conditioned upon requiring such Subsidiary to execute and deliver a Collateral Pledge Agreement satisfactory to the Majority Holders.

(dd) Compliance. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, (i) become an “investment company” under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of the Notes for that purpose; (ii) except as could not be reasonably expected to have a Material Adverse Effect, fail to meet the minimum funding requirements of ERISA with respect to any Pension Plan or permit a Reportable Event (within the meaning of Section 4043(c) of ERISA) or a Prohibited Transaction (as such term is defined in Section 4975 of the Internal Revenue Code) to occur; or (iii) fail to comply in any material respect with the Federal Fair Labor Standards Act or violate any other Law or regulation in any material respect.

(ee) Deposit Accounts and Securities Accounts. From and after the date that is thirty (30) days after the Initial Closing Date, no Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, maintain any Deposit Accounts or Securities Accounts except accounts respecting which the Collateral Agent has obtained a Control Agreement, provided however, that the Borrower may maintain Deposit Accounts established solely as payroll and other zero balance accounts without them being subject to a Control Agreement.

(ff) Inventory. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, store Inventory or other tangible Collateral with a bailee, warehouseman or other third party where the aggregate amount of Inventory or other tangible Collateral with such bailee, warehouseman or other third party shall be in excess of 15% of the Borrower’s Inventory for a period of ninety (90) days or longer (other than those entities for which the applicable Note Party has delivered a Notice and Access Agreement pursuant to Section 7(o)(ii)).

(gg) Restrictions on Use of Proceeds. No Note Party shall, nor shall any Note Party permit any of its Subsidiaries to, (i) use the proceeds of any Note or any portion thereof to make any payments to a Sanctions Target, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctions Target, to fund any operations, activities or business of a Sanctions Target or in any other manner that would result in a violation of Sanctions applicable to any party hereto or to any other Note Document or (ii) use the proceeds of any Note or any portion thereof in furtherance of an offer, payment, promise to pay or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws.

(hh) Reservation of Shares; Listing. The Borrower covenants that, subject to the Share Conversion Cap, it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock a sufficient number of shares of Common Stock for the sole purpose of issuance upon conversion of this Note (including payment of any Interest Make-Whole Payment) and issuance upon payment of any Amortization Payment, each as herein provided, free from preemptive rights or any similar rights, taxes, liens, charges, encumbrances or other actual contingent purchase rights of Persons other than the Holder. The Borrower covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable, with the holder being entitled to all rights accorded to a holder of Common Stock. If the Common Stock is then listed on any securities exchange, or quoted on any inter-dealer quotation system, then the Borrower will cause each share of Common Stock issued pursuant to the terms of this Note to be admitted for listing on such exchange or quotation on such system.

(ii) Covenant to Seek Approvals. As promptly as practicable after the Initial Closing Date, and in any case no later than August 30, 2022, the Borrower shall cause to be held a meeting of the Borrower’s stockholders and shall cause to be presented to the Borrower’s stockholders for their approval at such meeting, and recommend the approval of, the Authorized Share Amendment and the Nasdaq Stockholder Approval. The Borrower will use its reasonable best efforts to obtain approval of the Authorized Share Amendment and the Nasdaq Stockholder Approval, including by seeking such approval, if not previously obtained, at each future regular annual meeting of its stockholders and endorsing its approval in the related proxy materials. If approval by the Borrower’s stockholders of the Authorized Share Amendment and the Nasdaq Stockholder Approval are obtained at such meeting, the Borrower shall cause the Authorized Share Amendment to be duly adopted and filed with the Secretary of State of the State of Delaware no later than one Business Day following the receipt of such approval.

(jj) Opt-In Notices. Notwithstanding anything herein or in any other Note Document to the contrary, prior to receipt of an Opt-In Notice and at any time when all Opt-In Notices from the Holder have been revoked, the Borrower shall not deliver to the Holder any information pursuant to any Note Document (other than the occurrence of a Default or an Event of Default under this Note) that would constitute material non-public information regarding the Borrower or any of its Subsidiaries. At any time or from time to time, the Holder may deliver written notice (an “Opt-In Notice”) to the Borrower requesting that the Holder receive from the Borrower any such information required to be delivered that would constitute material non-public information regarding the Borrower or any of its Subsidiaries; provided, however, that the Holder may revoke any such Opt-In Notice in writing at any time. Following receipt of an Opt-In Notice from the Holder, the Borrower shall deliver such information to the Holder until the Opt-In Notice is subsequently revoked. To avoid doubt, prior to the receipt of any Opt-In Notice and at any time when all Opt-In Notices from the Holder have been revoked, the Borrower shall not be required to deliver any financial information pursuant to Section 7(c) of this Note.

8. Consolidation, Merger, Sale, Conveyance and Lease.

(a) Borrower May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 8(b), the Borrower shall not consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of its properties and assets to another Person, unless:

(i) the resulting, surviving or transferee Person (the “Successor Borrower”), if not the Borrower, shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and the Successor Borrower (if not the Borrower) shall expressly assume all of the obligations of the Borrower under the Notes and the other Note Documents; and

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

For purposes of this Section 8(a), the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of one or more Subsidiaries of the Borrower to another Person, which properties and assets, if held by the Borrower instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Borrower on a consolidated basis, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Borrower to another Person.

(b) Successor Borrower to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Borrower, by supplements or amendments to this Note and the other Note Documents, executed and delivered to the Collateral Agent, the Holder Representative and the holders of Notes, as applicable, satisfactory in form to the Collateral Agent, the Holder Representative (as to their respective rights, duties and obligations, as applicable) and the holders of Notes, of the due and punctual payment of the principal of and any accrued and unpaid interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Note and the other Note Documents to be performed by the Borrower, such Successor Borrower (if not the Borrower) shall succeed to and, except in the case of a lease of all or substantially all of the Borrower’s properties and assets, shall be substituted for the Borrower, with the same effect as if it had been named herein as the party of the first part. Such Successor Borrower thereupon may cause to be signed, and may issue either in its own name or in the name of the Borrower any or all of the Notes issuable under the Purchase Agreement which theretofore shall not have been signed and delivered by the Borrower. All the Notes so issued shall in all respects have the same legal rank and benefit under the Purchase Agreement as the Notes theretofore or thereafter issued in accordance with the terms of the Purchase Agreement as though all of such Notes had been issued at the date of the execution of the Purchase Agreement. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Section 8 the Person named as the “Borrower” in the first paragraph of this Note (or any successor that shall thereafter have become such in the manner prescribed in this Section 8) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under the Purchase Agreement and the Notes.

In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

(c) Opinion of Counsel to Be Given to Holder Representative. No such consolidation, merger, sale, conveyance, transfer or lease shall be effective unless the Holder Representative shall have received an opinion of counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Section 8.

9. Guarantees.

(a) Subject to this Section 9 each of the Guarantors hereby, as a primary obligor and not merely as surety, jointly and severally, unconditionally guarantees to the Holder and its successors and assigns, irrespective of the validity and enforceability of this Note or the obligations of the Borrower hereunder or thereunder, that:

(i) the principal of, premium, if any, and interest on, this Note and such other Note Obligations will be promptly paid in full in cash when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on this Note, if any, if lawful, and all other obligations of the Borrower to the Holder hereunder will be promptly paid in full in cash or performed, all in accordance with the terms hereof and thereof; and

(ii) in case of any extension of time of payment or renewal of this Note or any of such other obligations (including Note Obligations), that same will be promptly paid in full in cash when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise.

(b) Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(c) The Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of this Note, the absence of any action to enforce the same, any amendment, waiver or consent by the Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Borrower or any other Guarantor, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense, setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following: (i) any demand for payment or performance and protest and notice of protest; (ii) any notice of acceptance; (iii) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Note Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable; and (iv) any other notice in respect of any Note Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Borrower or any Guarantor. Each Guarantor further unconditionally and irrevocably agrees not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Borrower or any Guarantor or (y) assert any claim, defense, setoff or counterclaim it may have against the Borrower or any other Guarantor or set off any of its obligations to the Borrower or any other Guarantor against obligations of such Guarantor to the Borrower or such other Guarantor. No obligation of any Guarantor hereunder shall be discharged other than by complete performance. Each Guarantor further waives any right such Guarantor may have under any applicable requirement of law to require the Collateral Agent or the Holder to seek recourse first against the Borrower or any other Person as a condition precedent to enforcing such Guarantor’s liability and obligations under this Section 9.

(d) If the Holder is required by any court or otherwise to return any amount paid by the Borrower or any Guarantor, this Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect.

(e) Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holder in respect of any obligations guaranteed hereby until payment in full in cash of all obligations (including the Note Obligations) guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holder and the Collateral Agent, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 12(b) for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Section 12(b), such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this guarantee.

(f) Each Guarantor, and by its acceptance of the Note, the Holder, hereby confirms that it is the intention of all such parties that the guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of applicable Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any guarantee. To effectuate the foregoing intention, the Holder and the Guarantors hereby irrevocably agree that the obligations of such Guarantor will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Section 9, result in the obligations of such Guarantor under its guarantee not constituting a fraudulent transfer or conveyance. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Note and that its Guarantee, and the waivers set forth herein, are knowingly made in contemplation of such benefits.

(g) To evidence a guarantee set forth in Section 9(a), this Note will be executed on behalf of each Guarantor by one of its officers or authorized representatives and, with respect to any Guarantors providing a Guarantee after the date hereof, a Joinder Agreement will be executed on behalf of such Guarantor by one of its officers. Each Guarantor hereby agrees that its guarantee set forth in Section 9(a) will remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such guarantee.

(h) Except as otherwise provided in Section 9(i), a Guarantor may not, directly or indirectly, (1) consolidate with or merge with or into, or (2) sell, convey, transfer or lease all or substantially all of its properties and assets to (whether or not such Guarantor is the surviving Person), any other Person, other than the Borrower or another Guarantor, unless.

(i) immediately after giving effect to that transaction, no Default or Event of Default has occurred and is continuing or would be caused thereby; and

(ii) the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger (if other than the Borrower or another Guarantor) is an entity organized under the laws of the United States and otherwise reasonably acceptable to the Majority Holders and expressly assumes, by executing and delivering supplements and amendments to this Note and the other Note Documents that are satisfactory in form to the Collateral Agent, the Holder Representative (as to their respective rights, duties and obligations, as applicable) and the Majority Holders, all of the obligations of that Guarantor under its Guaranty, this Note and all other appropriate Note Documents.

In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor Person of the Guaranty of such Guarantor and the due and punctual performance of all of the covenants and conditions of this Note and the other Note Documents to be performed by such Guarantor, such successor Person will succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Notes issuable under the Purchase Agreement which theretofore shall not have been signed and delivered by the Borrower; provided, however, that the Guaranty of such successor Person will remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guaranty. All the Guaranties so issued will in all respects have the same legal rank and benefit under the Purchase Agreement as the Guaranties theretofore and thereafter issued in accordance with the terms of this Note and the other Note Documents as though all of such Guaranties had been issued at the date of the execution of the Purchase Agreement.

(i) The Guaranty of any Guarantor, and the Collateral Agent’s Lien on the Collateral of such Guarantor, will be automatically released upon the liquidation or dissolution of such Guarantor following the Transfer of all of its assets to the Borrower or another Guarantor as permitted hereunder.

If the Guaranty of any Guarantor or all or substantially all of the assets of a Guarantor or the Capital Stock of any Guarantor are sold or disposed of in the manner described in this clause (i), and such Guarantor (or as the context may require, Collateral) is released, the Borrower shall deliver to the Collateral Agent and the Holder Representative a certificate of a Responsible Officer stating and certifying the identity of the released Guarantor (any/or the applicable Collateral), the basis for release in reasonable detail and that such release complies with this Note and the other Note Documents. Upon delivery by the Borrower to the Collateral Agent and the Holder Representative of a certificate of a Responsible Officer and an opinion of counsel to the effect that the conditions precedent to this clause (i) have been met with respect to a Guarantor (or such Collateral) in accordance with the provisions of this Note and the other Note Documents, the Collateral Agent and Holder Representative will execute any documents reasonably requested that are necessary or advisable in order to evidence the release of such Guarantor from its obligations under its Guaranty or the applicable Note Documents. Any Guarantor not released from its obligations under its Guaranty as provided in this Section 9(i) will remain liable for the full amount of principal of and interest and premium, if any, on the Notes and for the other obligations (including the Note Obligations) of any Guarantor under this Note and the other Note Documents as provided in this Section 9 notwithstanding the release of any other Guarantor.

(j) Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, each other Guarantor and any other guarantor, maker or endorser of any Note Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Note Obligation or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that the Holder shall not have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event the Holder, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, then the Holder shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that such Person, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Guarantor.

10. Creation of Security Interest.

(a) Grant of Security Interest. To secure prompt payment of any and all of the principal of, premium, if any, and interest on, this Note and all other Note Obligations, and prompt performance by each Note Party of each of its covenants and duties under the Note Documents, each Note Party hereby grants to the Collateral Agent, for its benefit and for the benefit of the Holder Representative and holders of Notes, a continuing security interest (the “Security Interest”) in all of such Note Party’s right, title and interest in or to any and all of the following assets and properties, whether now owned or at any time hereafter created or acquired by such Note Party or in which such Note Party now has or at any time in the future may acquire any right, title or interest, and wherever located (collectively, the “Article 9 Collateral”):

(i) all accounts (including health-care-insurance receivables), cash and Cash Equivalents, chattel paper (including tangible and electronic chattel paper), commercial tort claims, deposit accounts, securities accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles, Intellectual Property and Licenses), goods (including fixtures), instruments (including promissory notes), Inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter-of-credit rights, money, fixtures, all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by such Note Party or in which it has an interest) that at any time evidence or contain information relating to any Article 9 Collateral or as are otherwise necessary or helpful in the collection thereof or realization thereupon;

(ii) all real property interests (including leaseholds, mineral rights, timber, etc.); and

(iii) any and all cash proceeds or noncash proceeds and products of any of the foregoing, including insurance proceeds, and all supporting obligations and the security and guarantees therefor or for any right to payment.

Such Security Interest constitutes a valid, first priority security interest in the presently existing Article 9 Collateral, and will constitute a valid, first priority security interest in Article 9 Collateral acquired after the date hereof, in each case, subject to Permitted Liens. This Note is intended by the parties to be a security agreement for purposes of the Code. Neither the Holder Representative nor the Collateral Agent shall be responsible for and make no representation as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any Note Collateral Document, or for the creation, perfection, priority, sufficiency or protection of any Liens securing the Notes. By its acceptance of the Notes, the Holder will be deemed to accept the terms of, agree to be bound by and authorize and direct each of the Holder Representative and the Collateral Agent, as applicable, to enter into and perform its respective obligations under, the Note Collateral Documents. Neither the Holder Representative nor the Collateral Agent shall be responsible for (A) perfecting, maintaining, monitoring, preserving or protecting the Liens granted under this Note, the Note Collateral Documents or any agreement or instrument contemplated hereby or thereby, (B) the determination, filing, re-filing, recording, re-recording or continuing of any document, financing statement, financing change statement, registration, mortgage, assignment, notice, instrument of further assurance or other instrument in any public office at any time or times or (C) providing, maintaining, monitoring or preserving insurance on or the payment of taxes with respect to the Collateral. The actions described in items (A) through (C) shall be the sole responsibility of the Note Parties, as applicable.

Notwithstanding the foregoing, in no event shall the Article 9 Collateral include: (A) any lease, license, contract, property rights or agreement to which a Note Party is a party or any of its rights or interests thereunder if and for so long as the grant of such Security Interest shall constitute or result in (I) the abandonment, invalidation or unenforceability of any right, title or interest of such Note Party therein or (II) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9406, 9407, 9408 or 9409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Law (including Debtor Relief Laws) or principles of equity); provided that the Article 9 Collateral shall include and such Security Interest shall attach immediately (x) at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (I) or (II) above and (y) to any all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing such leases, licenses, contracts, property rights or agreements; (B) any intent-to use Trademark applications prior to the filing of a “Statement of Use”, “Amendment to Allege Use” or similar filing with regard thereto, to the extent and solely during the period in which the grant of a security interest therein may impair the validity or enforceability of any Trademark that may issue from such intent to use Trademark application under applicable Law or (C) vehicles that may only be perfected by notifications on certificates of title (collectively, the “Excluded Assets”).

(b) Authorization to File Financing Statements. Each Note Party hereby irrevocably authorizes the Collateral Agent (but without obligation) for its benefit and the benefit of the Holder Representative and the holders of Notes at any time and from time to time to file, at such Note Party’s expense, in any relevant jurisdiction any financing statements with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” whether now owned or hereafter acquired or “all personal property” whether now owned or hereafter acquired of such Note Party or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Note Party is an organization, the type of organization and, if required, any organizational identification number issued to such Note Party. Each Note Party agrees to provide such information to the Collateral Agent promptly upon any reasonable request. Notwithstanding the foregoing or anything to the contrary herein or in any other Note Collateral Document, the Note Parties shall make all filings (including filings of continuation statements and amendments to financing statements that may be necessary to continue the effectiveness of such financing statements) necessary to maintain (at the sole cost and expense of the Note Parties) the security interest created by the Note Collateral Documents in the Collateral as a first priority perfected security interest to the extent perfection is required herein or by the Note Collateral Documents, and promptly provide evidence thereof to the Collateral Agent.

(c) No Obligation. The Security Interest is granted as security only and shall not subject the Collateral Agent or any holder of Notes to, or in any way alter or modify, any obligation or liability of any Note Party with respect to or arising out of the Article 9 Collateral.

(d) Intellectual Property Filings. The Collateral Agent is authorized (but without obligation) to file with the USPTO or the USCO (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property of each Note Party in which a security interest has been granted by such Note Party hereunder, with notice to such, and with or without the signature of any, Note Party, and naming any Note Party as debtor and the Collateral Agent as secured party. Notwithstanding the foregoing, such filings shall be the responsibility of the applicable Note Party, and such Note Party agrees to furnish evidence of any such filings and recordings to the Collateral Agent.

(e) Duration of Security Interest; Release.

(i) The Collateral Agent’s Security Interest in the Article 9 Collateral shall continue until the payment in full in cash and the satisfaction of all Note Obligations (other than inchoate indemnity obligations or other obligations that expressly survive termination), whereupon such Security Interest shall terminate and the Collateral Agent shall, at the Note Parties’ sole cost and expense, promptly execute such further documents and take such further actions as may be necessary to effect the release contemplated by this Section 10(e)(i).

(ii) Upon any Transfer by any Note Party of any Collateral that is permitted hereunder and under the other Note Documents (other than a Transfer to another Note Party), the security interest in such Collateral shall be automatically released and the Collateral Agent shall, at the Note Parties’ sole cost and expense, promptly execute such further documents and take such further actions as may be necessary to effect the release contemplated by this Section 10(e)(ii).

(f) Possession of Article 9 Collateral. So long as no Event of Default has occurred and is continuing, the Note Parties shall remain in full possession, enjoyment and control of the Article 9 Collateral (except only as may be otherwise required by the Majority Holders for perfection or protection of the Collateral Agent’s Security Interest therein) and shall be entitled to manage, operate and use the same and each part thereof with all the rights and franchises appertaining thereto; provided, however, that the possession, enjoyment, control and use of the Article 9 Collateral shall at all times be subject to the observance and performance of the terms of this Note and the other Note Documents.

(g) Delivery of Additional Documentation Required. Each Note Party shall from time to time execute and deliver to the Collateral Agent for its benefit and the benefit of the Holder Representative and the holders of Notes all Negotiable Collateral (having a value in excess of $100,000 in the aggregate) and other documents necessary or advisable to perfect and continue the perfection of the Collateral Agent’s Security Interest in the Article 9 Collateral and in order to fully consummate all of the transactions contemplated under the Note Documents. For the avoidance of doubt, if any Note Party acquires a Commercial Tort Claim (which could reasonably be expected to result in damages in excess of $100,000), such Note Party shall promptly notify the Collateral Agent in a writing signed by such Note Party of the general details thereof and such Note Party shall promptly, but in no event more than three (3) Business Days after such notice, agree to an amendment to the definition of Article 9 Collateral or the Code filings to include such Commercial Tort Claim, such amendment to be in form and substance as required by the Collateral Agent (acting at the direction of the Majority Holders). If at any time any Note Party shall take a security interest in any property of an Account Debtor or any other Person the value of which is in excess of $100,000 to secure payment and performance of an Account, such Note Party shall promptly notify the Collateral Agent and assign such security interest to the Collateral Agent for its benefit and the benefit of the holders of Notes. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(h) Representations and Warranties. Each Note Party represents and warrants, as to itself and the other Note Parties, to the Holder Representative, the Collateral Agent and the Holder that:

(i) Subject to Permitted Liens, each Note Party has good and valid rights in and title (except as otherwise permitted by the Note Documents) to (or the power to transfer rights in) the Article 9 Collateral (except with respect to title to Intellectual Property owned by a third party as to which such Note Party has been granted a License) with respect to which it has purported to grant a Security Interest hereunder, except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such properties for their intended purposes and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Note and the other Note Documents, without the consent or approval of any other Person, other than any consent or approval that has been obtained and is in full force and effect.

(ii) The Disclosure Letter has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects (except that the information therein with respect to the exact legal name of each Note Party is correct and complete in all respects) as of the date hereof. The UCC financing statements or other appropriate filings, recordings or registrations prepared based upon the information provided to the Collateral Agent in the Disclosure Letter for filing by the Borrower in the applicable filing office, as required by the terms of this Note or the other Note Documents, are all the filings, recordings and registrations that are necessary to establish and preserve a legal, valid and perfected security interest in favor of the Collateral Agent (for its benefit and the benefit of the Holder Representative and the holders of Notes) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Code, and no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements. Sections 5 and 6 of the Disclosure Letter set forth all Securities Accounts and Deposit Accounts maintained as of the date hereof by the Note Parties including (A) in the case of each Deposit Account, the depository bank and (B) in the case of each Securities Account, the Securities Intermediary.

(iii) Each Note Party represents and warrants that Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of (A) United States-registered Patents (and Patents for which United States applications are pending), (B) United States-registered Trademarks (and Trademarks for which United States applications for registration are pending) and (C) United States-registered Copyrights, respectively (other than, in each case, any Excluded Assets), in each case, as of the date hereof and listed in Section 9 of the Disclosure Letter, if any, have been prepared for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, in respect of all Article 9 Collateral consisting of United States registrations and applications for Patents, Trademarks and Copyrights. To the extent a security interest may be perfected by filing, recording or registration in the USPTO or USCO under the federal intellectual property laws, then no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary (other than (x) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States registrations and applications for Patents, Trademarks and Copyrights filed, acquired or developed by any Note Party after the date hereof and (y) the UCC financing and continuation statements contemplated in Section 10(h)(ii)).

(iv) The Security Interest constitutes (A) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance in full of the Note Obligations and (B) subject to the filings described in Sections 9(h)(ii) and 10(h)(iii), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Code. The Security Interest is prior to any other Lien on any of the Article 9 Collateral, subject to Permitted Liens.

(v) The Article 9 Collateral (except with respect to Intellectual Property owned by a third party as to which a Note Party has been granted a License) is owned by the Note Parties free and clear of any Lien, except for Permitted Liens. None of the Note Parties has filed or consented to the filing of (A) any effective financing statement or analogous document under the Code or any other applicable Laws covering any Article 9 Collateral, (B) any assignment in which any Note Party assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (C) any assignment in which any Note Party assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case under the foregoing clauses (A), (B) and (C), for Permitted Liens.

(vi) As of the date hereof, no Note Party has any Commercial Tort Claim which could reasonably be expected to result in damages in excess of $100,000, other than the Commercial Tort Claims listed in Section 7 of the Disclosure Letter.

11. Pledge of Securities.

(a) Pledge. To secure prompt payment of any and all of the principal of, premium, if any, and interest on, this Note and all other Note Obligations, and prompt performance by each Note Party of each of its covenants and duties under the Note Documents, each Note Party hereby assigns and pledges to the Collateral Agent, for its benefit and for the benefit of the Holder Representative and the holders of Notes, and hereby grants to the Collateral Agent, for its benefit and for the benefit of the Holder Representative and the holders of Notes, a continuing security interest in all of such Note Party’s right, title and interest in, to and under the following, whether now existing or hereafter from time to time acquired:

(i) all Capital Stock held by it that are listed in Section 8 of the Disclosure Letter and any other Capital Stock in any Subsidiary now owned or acquired in the future by such Note Party and all certificates (if any) representing all such Capital Stock (the “Pledged Equity”); provided that the Pledged Equity shall not include Capital Stock in excess of 65% of the issued and outstanding voting Capital Stock or 100% of the issued and outstanding non-voting Capital Stock directly owned by any Note Party in (A) any Subsidiary that is a CFC Holdco or (B) any Subsidiary that is a CFC.

(ii) (A) the Indebtedness owned by it and listed opposite the name of such Note Party in Section 8 of the Disclosure Letter, (B) any other Indebtedness now owned or acquired in the future by such Note Party and (C) the debt securities, promissory notes and any other instruments evidencing such Indebtedness (collectively, the “Pledged Debt”);

(iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 11(a);

(iv) subject to Section 11(f), all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities and other property referred to in clauses (i), (ii) and (iii) above;

(v) subject to Section 11(f), all rights and privileges of such Note Party with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above, including any claims, rights, powers, privileges, authority, options, security interests, liens and remedies (if any) under any corporate bylaws, limited liability company agreement or operating agreement, partnership agreement, or at law or otherwise; and

(vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) of this Section 11(a) being collectively referred to as the “Pledged Collateral”);

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, subject, however, to the terms, covenants and conditions hereinafter set forth.

(b) Delivery of Pledged Securities.

(i) Each Note Party agrees to deliver or cause to be delivered to the Collateral Agent, for its benefit and the benefit of the Holder Representative and the holders of Notes, on the date hereof, or if acquired after the date hereof, within fifteen (15) calendar days after receipt by such Note Party (or, in each case, such longer period as the Majority Holders may agree in their reasonable discretion), any and all (A) Pledged Equity to the extent consisting of certificated Capital Stock of any Subsidiary directly owned by such Note Party and (B) to the extent required to be delivered pursuant to Section 11(b)(ii), Pledged Debt.

(ii) Each Note Party will cause any Indebtedness for borrowed money having an aggregate principal amount equal to or in excess of $100,000 owed to such Note Party by any Person (other than a Note Party) that is evidenced by a debt security, instrument or promissory note to be delivered to the Collateral Agent, for its benefit and the benefit of the Holder Representative and the holders of Notes, pursuant to the terms hereof.

(iii) Upon delivery to the Collateral Agent, any Pledged Securities shall be accompanied by stock or security powers, as applicable, undated and duly executed in blank or other instruments of transfer reasonably satisfactory to the Majority Holders and by such other instruments and documents as the Majority Holders may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be deemed to supplement Section 8 of the Disclosure Letter and be made a part thereof; provided that failure to supplement such Section shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(c) Representations, Warranties and Covenants. Each Note Party represents, warrants and covenants to the Collateral Agent, for its benefit and the benefit of the Holder Representative and the holders of Notes, that:

(i) as of the date hereof, Section 8 of the Disclosure Letter includes all Capital Stock, debt securities, instruments and promissory notes required to be pledged by such Note Party hereunder;

(ii) the Pledged Equity issued by any Subsidiary of any Note Party has been duly and validly issued by the issuers thereof and is fully paid and non-assessable (other than Pledged Equity consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable);

(iii) except for the security interests granted hereunder, such Note Party (A) is, subject to any transfers, liquidations or dissolutions made in compliance with the terms of this Note and the other Note Documents, the direct owner, beneficially and of record, of the Pledged Equity indicated on Section 8 of the Disclosure Letter, (B) holds the same free and clear of all Liens, other than Liens created by the Note Documents and other Permitted Liens and (C) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all Persons whomsoever;

(iv) except for restrictions and limitations imposed or permitted by the Note Documents or securities laws generally, the Pledged Collateral is freely transferable and assignable, and none of the Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that would reasonably be expected to prohibit, impair, delay or otherwise affect in any manner material and adverse to the Collateral Agent or the holders of Notes the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent or the holders of Notes of rights and remedies hereunder and under the other Note Documents;

(v) no material order, consent, license, authorization, action, notices, validation of, filing, registration with, exemption by or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary for the validity of the pledge effected hereby, except for (A) filings and registrations necessary to perfect the Liens on the Collateral granted by the Note Parties in favor of the Collateral Agent and (B) the orders, consents, licenses, authorizations, actions, notices, validations, filings, registrations, exemptions and approvals that have been duly obtained, taken, given or made and are in full force and effect;

(vi) by virtue of the execution and delivery by each Note Party of this Note, and delivery of certificates (if any) representing the Pledged Equity and delivery of the debt securities, promissory notes and any other instruments (if any) evidencing the Pledged Debt to and continued possession thereof by the Collateral Agent in the State of New York, the Collateral Agent for its benefit and the benefit of the Holder Representative and the holders of Notes has a legal, valid and perfected Lien upon and security interest in such Pledged Securities as security for the payment and performance of the Note Obligations to the extent such perfection is governed by the Code, subject to no prior Lien;

(vii) the pledge effected hereby is effective to vest in the Collateral Agent, for its benefit and the benefit of the Holder Representative and the holders of Notes, the rights of a “secured party” (as defined in the Code) in the Pledged Collateral to the extent intended hereby, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(viii) subject to the terms of this Note and to the extent permitted by applicable Law, each Note Party hereby agrees that if an Event of Default shall have occurred and be continuing and the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) shall have given the applicable Note Party written notice of its intent to exercise such rights, it will comply with instructions of the Collateral Agent with respect to the Capital Stock in such Note Party that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Capital Stock.

(d) Certification of Limited Liability Company and Limited Partnership Interests. No interest in any limited liability company or limited partnership controlled by any Note Party that constitutes Pledged Equity shall be represented by a certificate unless (i) the limited liability company agreement or partnership agreement expressly provides that such interests shall be a “security” within the meaning of Article 8 of the Code of the applicable jurisdiction, (ii) such certificate bears a legend indicating such interest represented thereby is such a “security” and (iii) such certificate shall be delivered to the Collateral Agent in accordance with Section 11(b). Each Note Party further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled on or after the date hereof by such Note Party and pledged hereunder that is not a “security” within the meaning of Article 8 of the Code, such Note Party shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the Code, nor shall such interest be represented by a certificate, unless such election is made and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to Sections 10(b)(i) and 10(b)(iii).

(e) Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing and the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) shall have given the applicable Note Party written notice of its intent to exercise such rights, (i) the Collateral Agent, for its benefit and the benefit of the Holder Representative and the holders of Notes, shall have the right to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Note Party, endorsed or assigned in blank or in favor of the Collateral Agent and each Note Party will promptly give to the Collateral Agent copies of any written notices or other written communications received by it with respect to Pledged Equity registered in the name of such Note Party and (ii) the Collateral Agent shall have the right to exchange the certificates representing Pledged Equity for certificates of smaller or larger denominations for any purpose consistent with this Note and the other Note Documents, to the extent permitted by the documentation governing such Pledged Equity.

(i) The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of any limited liability company interest or partnership interest pursuant hereto, neither this Note nor the other Note Documents shall be construed as creating a partnership or joint venture among the Collateral Agent, any holder of Notes, any Note Party or any other Person and the Collateral Agent shall have no duty, obligation or responsibility with respect to the Pledged Equity other than to hold the same in accordance with this Note.

(ii) The Collateral Agent and the holders of Notes shall not be obligated to perform or discharge any obligation of any Note Parties solely as a result of the pledge effected hereby.

(f) Voting Rights; Dividends and Interest.

(i) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) shall have provided written notice to the applicable Note Party in accordance with Section 11(f)(iv) below that the rights of such Note Party under this Section 11(f) are being suspended:

(A) each Note Party shall be entitled to exercise any and all voting or other consensual rights and powers inuring to an owner of Pledged Equity or any part thereof and each Note Party agrees that it shall exercise such rights in a manner not prohibited by the terms of this Note or the other Note Documents;

(B) the Collateral Agent shall promptly (after reasonable advance notice) execute and deliver (at the Note Parties’ sole cost and expense) to each Note Party, or cause to be executed and delivered to such Note Party, all such proxies, powers of attorney and other instruments prepared by such Note Party as such Note Party may reasonably request for the purpose of enabling such Note Party to exercise the voting or consensual rights and powers it is entitled to exercise pursuant to Section 11(f)(i)(A); and

(C) each Note Party shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of this Note, the other Note Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Note Party, shall not be commingled by such Note Party with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the holders of Notes and shall be promptly (and in any event within five (5) Business Days or such longer period as the Majority Holders may agree in their reasonable discretion) delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Majority Holders). So long as no Default or Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Note Party any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted by this Note and the other Note Documents in accordance with this Section 11(f)(i)(C).

(ii) Upon the occurrence and during the continuance of an Event of Default after the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) shall have provided written notice to the applicable Note Party of the suspension of such Note Party’s rights under Section 11(f)(i)(C), then all rights of such Note Party to dividends, interest, principal or other distributions that such Note Party is authorized to receive pursuant to paragraph Section 11(f)(i)(C) shall cease and all such rights shall thereupon become vested in the Collateral Agent (on behalf of the holders of Notes), which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions in respect of the Pledged Equity. All dividends, interest, principal or other distributions received by any Note Party contrary to the provisions of this Section 11(f) shall be held in trust for the benefit of the Collateral Agent (for the benefit of the holders of Notes), shall be segregated from other property or funds of such Note Party and shall be promptly (and in any event within five (5) Business Days or such longer period as the Majority Holders may agree in their reasonable discretion) delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (ii) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 11(c). After all Events of Default have been cured or waived and the Collateral Agent has received written notice from the Note Parties of such cure or waiver, the Collateral Agent shall promptly repay to each Note Party (without interest) all dividends, interest, principal or other distributions that such Note Party would otherwise be permitted to retain pursuant to the terms of paragraph Section 11(f)(i)(C) and that remain in such account, and such Note Party’s right to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities shall be automatically reinstated.

(iii) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) shall have provided the applicable Note Party with written notice of the suspension of such Note Party’s rights under paragraph Section 11(f)(i)(A), then all rights of such Note Party to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 11(f)(i)(A), and the obligations of the Collateral Agent under Section 11(f)(i)(B), shall cease, and all such rights in respect of the Pledged Securities shall thereupon become vested in the Collateral Agent (on behalf of the holders of Notes), which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. After all Events of Default have been cured or waived and the Collateral Agent has received written notice from the Note Parties of such cure or waiver, each Note Party shall immediately have the exclusive right to exercise the voting or consensual rights and powers that such Note Party would otherwise be entitled to exercise pursuant to the terms of Section 11(f)(i)(A) until such time as such rights are again suspended pursuant to this Section 11(f), and the obligations of the Collateral Agent under Section 11(f)(i)(B) shall be immediately reinstated.

(iv) Any notice required to be given by the Collateral Agent to the Note Parties to suspend rights under Section 11(f) (A) shall be given in writing, (B) may be given with respect to one or more Note Parties at the same or different times and (C) may suspend the rights of the Note Parties under Section 11(f)(i)(A) or Section 11(f)(i)(C) in part without suspending all such rights (as specified by the Collateral Agent acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

12. Defaults and Remedies

(a) Events of Default. Each of the following events shall be an “Event of Default” with respect to the Note (each, an “Event of Default”):

(i) default in any payment of interest on this Note when due and payable, and the default continues for a period of thirty (30) days;

(ii) default in the payment of principal of the Note when due and payable on the Maturity Date, on any Amortization Payment Date, upon any required repurchase or redemption, upon declaration of acceleration or otherwise;

(iii) default by any Note Party or any Subsidiary of any Note Party with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any Indebtedness for money borrowed in excess of $500,000 (or its foreign currency equivalent) in the aggregate of such Note Party or of any such Subsidiary, whether such Indebtedness now exists or shall hereafter be created (but excluding the ABL Debt) (i) resulting in such Indebtedness becoming or being declared due and payable, (ii) enabling or permitting the holder or holders of such Indebtedness or any trustee or agent on its or their behalf to cause any such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (iii) constituting a failure to pay the principal of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise;

(iv) a final judgment or judgments for the payment of $100,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance policies issued by insurers reasonably believed by the applicable Note Party in good faith to be credit-worthy) in the aggregate rendered against any Note Party or any Subsidiary of any Note Party, which judgment is not discharged or stayed within sixty (60) calendar days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished;

(v) any Note Party or any Subsidiary of any Note Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Note Party or any such Subsidiary or its debts under any Debtor Relief Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, administrator, custodian or other similar official of any Note Party or any such Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors;

(vi) an involuntary case or other proceeding shall be commenced against any Note Party or any Subsidiary seeking liquidation, reorganization or other relief with respect to such Note Party or such Subsidiary or its debts under any Debtor Relief Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, administrator, custodian or other similar official of any Note Party or any such Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days;

(vii) any Guaranty ceases to be in full force and effect, other than in accordance with the terms of this Note, or any Guarantor denies or disaffirms its obligations under its Guaranty or gives notice to such effect;

(viii) any material provision of any Note Document, at any time after its execution and delivery and for any reason, other than as expressly permitted hereunder or thereunder or the satisfaction in full of all the Note Obligations, ceases to be in full force and effect, or any Note Party contests in writing the validity or enforceability of any provision of any Note Document or the validity or priority of any Lien as required hereby or thereby on a material portion of the Collateral or any Note Party denies in writing that it has any or further liability or obligation under any Note Document (other than as a result of repayment in full of the Note Obligations), or purports in writing to revoke or rescind any Note Document;

(ix) (A) this Note or any other Note Document shall for any reason (other than pursuant to the terms hereof or thereof) cease to create a valid and perfected Lien, with the priority required hereby or thereby, on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Permitted Liens or (B) any Lien created or purported to be created by this Note or any other Note Document shall cease to have the lien priority established or purported to be established by the applicable Intercreditor Agreement or Subordination Agreement;

(x) any provisions of any Subordination Agreement or Intercreditor Agreement or any agreement or instrument governing any Indebtedness thereunder shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Note Obligations or the Liens securing the Note Obligations for any reason shall not have the priority contemplated by this Note, the other Note Documents or any such Subordination Agreement or Intercreditor Agreement;

(xi) (A) An ERISA Event occurs with respect to a Pension Plan or a Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Note Party or any Subsidiary under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $100,000 or (B) any Note Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $100,000.

(xii) the Borrower or the Guarantor fails to observe or perform any other obligation or undertaking given by it under or in relation to this Note or the other Note Documents after written notice of such failure and a thirty (30) day period to cure;

(xiii) a default in the Borrower’s obligations under Section 8;

(xiv) a default in the Company’s obligations in accordance with Section 4 if such default is not cured within three (3) Business Days after its occurrence;

(xv) (i) any “Event of Default” (other than a payment default) under the ABL Debt occurs and continues beyond any applicable grace period, (ii) any principal payment “Event of Default” under the ABL Debt occurs or (iii) acceleration of the ABL Debt; or

(xvi) the occurrence of an “Event of Default” under any other Note and continuance thereof beyond any applicable grace period.

(b) Remedies. If one or more Events of Default shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then:

(i) in each and every such case (other than an Event of Default specified in Section 12(a)(v) or Section 12(a)(vi) with respect to any Note Party or any of its Subsidiaries), unless the principal of all of the Notes shall have already become due and payable, either the Collateral Agent (at the direction of the Majority Holders) or the Majority Holders, by notice in writing to the Borrower (and to the Collateral Agent if given by the Majority Holders), may declare 100% of the principal of, and any accrued and unpaid interest on, all of the Notes, and all other amounts owing or payable hereunder or under the other Note Documents to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable, anything contained in this Note to the contrary notwithstanding. If an Event of Default specified in Section 12(a)(v) or Section 12(a)(vi) with respect to any Note Party or any of its Subsidiaries occurs and is continuing, 100% of the principal of, and accrued and unpaid interest, if any, on, all Notes, and all other amount owing or payable hereunder or under the other Notes Documents shall become and shall automatically be immediately due and payable; and

(ii) the Collateral Agent shall, at the request of the Majority Holders, exercise on behalf of itself and the holders of Notes any and all rights and remedies available to it and the holders of Notes under the Note Documents and any and all rights afforded to a “secured party” (as defined in the Code) with respect to the Note Obligations, including the Guaranty, under the Code or other applicable Law and also may (A) require each Note Party to, and each Note Party agrees that it will at its expense and upon request of the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with terms of the Note Documents), promptly assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be reasonably designated by the Collateral Agent; (B) upon prior written notice, occupy any premises owned or, to the extent lawful and permitted, leased by any of the Note Parties where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under applicable Law, without obligation to such Note Party in respect of such occupation; (C) exercise any and all rights and remedies of any of the Note Parties under or in connection with the Collateral, or otherwise in respect of the Collateral; (D) subject to the mandatory requirements of applicable Law, sell, assign or otherwise dispose of all or any part of the Collateral, or direct such Note Party to sell, assign or otherwise dispose of all or any part of the Collateral without demand and without notice, advertisement, hearing or process of applicable Law, all of which each Grantor hereby waives to the fullest extent permitted by applicable Law, at any time or any place, at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent (acting at the direction of the Majority Holders) shall deem appropriate; and (E) to the extent of the Note Parties’ interest therein, take possession and control over all software and all associated servers, hardware and equipment, including domain name registrations and associated URLs, and each such Note Party shall provide to the Collateral Agent all access codes, transfer codes and verification codes and access to all other security measures and devices used or necessary in connection therewith. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Note Party, and each Note Party hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal that such Note Party now has or may at any time in the future have under any applicable Law now existing or hereafter enacted.

To the extent notice to the Note Parties is required under applicable Law, the Collateral Agent shall give the applicable Note Parties ten (10) calendar days’ prior written notice (which each Note Party agrees is reasonable notice within the meaning of Section 9611 of the Code or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) may determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if the Collateral Agent (acting at the direction of the Majority Holders) shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Note or the other Note Documents, the Collateral Agent or any holder of Notes may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Note Party (all said rights being also hereby waived and released to the extent permitted by applicable Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such holder of Notes, as applicable, from any Note Party as a credit against the purchase price, and the Collateral Agent or such holder of Notes, as applicable, may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Note Party therefor. For purposes hereof, a binding written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Note Party shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Note Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) may proceed by a suit or suits at Law or in equity to foreclose this Note and the other Note Documents and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to, and in accordance with, the provisions of this Section 12(b) shall be deemed to conform to the commercially reasonable standards as provided in Section 9610(b) of the Code or its equivalent in other jurisdictions.

Each Note Party irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Note Party’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default, for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, and endorsing the name of such Note Party on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required hereby of by the other Note Documents or to pay any premium in whole or in part relating thereto; provided that to the extent any of the foregoing actions relate to the exercise of any rights or remedies in connection with the Capital Stock of any Note Party or Subsidiary thereof, including voting rights, the Collateral Agent shall provide written notice to the applicable Note Party. All sums disbursed by the Collateral Agent (for itself and on behalf of any of the Persons who are entitled to payment and reimbursement of costs and expenses under the Note Documents) in connection with this paragraph, including reasonable and documented out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable by the Note Parties upon demand and shall be additional Note Obligations secured by the Collateral.

Each Note Party recognizes that the Collateral Agent may be unable to effect a public sale of any or all of the Pledged Equity or the Pledged Debt by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Note Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Equity or the Pledged Debt for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(c) Application of Proceeds. After the exercise of remedies provided for in Section 12(b) (or after the Note Obligations have automatically become immediately due and payable as set forth in Section 12(b)(i)), including in any proceeding under any Debtor Relief Law, any amounts received on account of the Note Obligations (whether as a result of a payment under a guarantee, any realization on the Collateral, any set-off rights, any distribution in connection with any proceeding under any Debtor Relief Law or otherwise and whether received in cash or otherwise, including all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral but excluding the payment of current interest or interest paid as a form of adequate protection in any proceeding under any Debtor Relief Law) shall be applied by the Collateral Agent, subject to any Intercreditor Agreement then in effect, in the following order:

First, to payment of that portion of the Note Obligations constituting fees, indemnities, expenses and other amounts payable to the Collateral Agent and the Holder Representative, as applicable, in its capacities as such;

Second, to the payment of that portion of the Note Obligations constituting fees and indemnities (other than unasserted contingent indemnification obligations) and other amounts (other than principal and interest) payable to the holders of Notes, ratably among them in proportion to the respective amounts described in this clause Second payable to them, together with interest on each such amount at the highest rate then in effect under the Note Documents from and after the date such amount is due, owing or unpaid until paid in full;

Third, to the payment of that portion of the Note Obligations constituting accrued and unpaid interest on the Notes and other Note Obligations under the Note Documents (including, for the avoidance of doubt, interest which, but for the filing of a petition in bankruptcy with respect to any Note Party would have accrued on any such Note Obligation, whether or not a claim is allowed or allowable against any Note Party for such interest in the related bankruptcy proceeding), ratably among the holders of Notes in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to the payment of that portion of the Note Obligations constituting unpaid principal of the Notes, ratably among the holders of Notes in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the payment of all other Note Obligations that are due and payable to the Collateral Agent and the holders of Notes on such date, ratably based upon the respective amounts described in this clause Fifth payable to them on such date; and

Last, the balance, if any, after all of the Note Obligations have been indefeasibly paid in full, to the Note Parties or as otherwise required by Law.

The Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Note and the other Note Documents. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

The Collateral Agent shall have no liability to any holder of Notes for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Note Obligations. All distributions made by the Collateral Agent pursuant to this Section 12(c) shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error).

(d) Grant of License to Use Intellectual Property. For the exclusive purpose of enabling the Collateral Agent to exercise rights and remedies under this Note and the other Note Documents at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies at any time after the occurrence and during the continuance of an Event of Default, each Note Party hereby grants to the Collateral Agent a non-exclusive, royalty-free, limited license (until the waiver or cure of all Events of Default) to use, license or sublicense any of the Intellectual Property and Licenses included in the Article 9 Collateral now owned or hereafter acquired by such Note Party, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof to the extent of the applicable Note Party’s interest therein; provided, however, that (i) all of the foregoing rights of the Collateral Agent to use (to the extent permitted by the terms of such licenses and sublicenses) such licenses and sublicenses shall expire immediately upon the waiver or cure of all Events of Default and written notice by the applicable Note Party to the Collateral Agent of such waiver or cure, and shall be exercised by the Collateral Agent solely during the continuance of an Event of Default, and nothing in this Section 12(d) shall require the Note Parties to grant any license that is prohibited by any rule of Law or is prohibited by, or constitutes a breach or default under or results in the termination of, any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Note Documents, with respect to, such property or otherwise unreasonably prejudices the value thereof to the relevant Note Party and (ii) such license and all of the foregoing rights related thereto shall automatically terminate upon the payment in full of all Note Obligations. Under the licenses to be granted by each Note Party under this Section 12(d), both (A) the use of the Intellectual Property and Licenses included in the Article 9 Collateral by the Collateral Agent and (B) the licenses granted by the Collateral Agent to a third party shall (1) with respect to Trademarks, be subject to the maintenance of reasonable quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks; (2) with regard to trade secrets, be subject to the requirement that the secret status of the trade secrets be maintained and reasonable steps are taken to ensure that they are maintained; (3) with regard to Patents, be subject to the obligation to maintain the existence and enforceability of such Patents; (4) be subject to the use of reasonable patent, trademark, copyright and proprietary notices; and (5) be subject to the Collateral Agent having no greater rights than those of any such Note Party under any such license or sublicense; provided, however, that with respect to any uses, licenses, form licenses, or any other agreements or activities in effect on or prior to the occurrence of such Event of Default the requirements set forth in the foregoing clauses (1) through (5) shall be deemed satisfied. For the avoidance of doubt, the use of such license by the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) may be exercised only during the continuation of an Event of Default and until such time as all such Events of Default have been cured or waived in writing by the requisite holders of Notes in accordance with the Note Documents. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (acting at the direction of the Majority Holders or otherwise in accordance with the terms of the Note Documents) may also exercise the rights afforded under Section 12(b)(ii) with respect to Intellectual Property and Licenses contained in the Article 9 Collateral.

(e) Certain Rights on Acceleration. It is understood and agreed that if this Note is accelerated or otherwise becomes due prior to its stated maturity, in each case, as a result of an Event of Default (including an Event of Default specified in Section 12(a)(v) or Section 12(a)(vi) (including the acceleration of any portion of the Indebtedness evidenced by the Notes by operation of law)), the Interest Make-Whole Payment shall also be due and payable in cash as though the Notes had been optionally converted and shall constitute part of the Note Obligations in view of the impracticability and difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Holder’s lost profits as a result thereof. If the Interest Make-Whole Payment becomes due and payable, it shall be deemed to be principal of this Note and interest shall accrue on the full principal amount of this Note (including the Interest Make-Whole Payment) from and after the applicable triggering event, including in connection with an Event of Default specified in Section 12(a)(v) or Section 12(a)(vi). Any amounts payable above shall be presumed to be liquidated damages sustained by each Holder as the result of the acceleration of this Note and the Borrower and each Guarantor agrees that it is reasonable under the circumstances currently existing. The Interest Make-Whole Payment shall also be payable in the event this Note is satisfied, released or discharged through foreclosure, whether by judicial proceeding, deed in lieu of foreclosure or by any other means. THE BORROWER AND EACH GUARANTOR EXPRESSLY WAIVES (TO THE FULLEST EXTENT THEY MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. The Borrower and each Guarantor expressly agree (to the fullest extent it may lawfully do so) that: (A) the Interest Make-Whole Payment is reasonable and is the product of an arm’s length transaction between sophisticated business entities ably represented by counsel; (B) the Interest Make-Whole Payment shall be payable notwithstanding the then prevailing market rates at the time acceleration occurs; (C) there has been a course of conduct between the Holder and the Borrower and each Guarantor giving specific consideration in this transaction for such agreement to pay the Interest Make-Whole Payment; and (D) the Borrower and each Guarantor shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Borrower and each Guarantor expressly acknowledge that their agreement to pay the Interest Make-Whole Payment to holders as herein described is a material inducement to the Holder to purchase this Note.

(f) Rights not Exclusive. The rights and remedies provided for in this Note and the other Note Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by Law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

13. Miscellaneous Provisions.

(a) This Note and any provisions herein may be modified, amended and waived only with the written consent of the Borrower, the Majority Holders and the acknowledgement of the Holder Representative and the Collateral Agent, and any such modification, amendment or waiver shall be binding on the Holder and all holders of other Notes with respect to all the Notes. Notwithstanding the foregoing, no modification, amendment or waiver shall be made that affects the rights, duties or immunities of the Holder Representative and/or the Collateral Agent without its written consent, as applicable. Neither this Note nor any of the other Notes forming a series with this Note may be modified or amended, and no provisions of such other Notes may be waived, unless such modification, amendment or waiver applies to all of the Notes in the series.

(b) After the date hereof, the Borrower agrees to pay all reasonable and documented fees, costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the Majority Holders in collecting or attempting to collect the Obligations, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the Holder’s rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the Collateral Agent’s or the Holder’s acceptance of any past due installments or by any indulgence granted by the Collateral Agent or the Holder to the Borrower.

(c) The Borrower hereby waives presentment, demand, diligence, protest and notice of every kind, and agrees that it shall remain liable for all amounts due under this Note notwithstanding any delay or failure by the Collateral Agent or the Holder to exercise any rights under this Note. Borrower hereby waives the right to plead any and all statutes of limitation as a defense to a demand under this Note to the full extent permitted by law.

(d) All notices, requests, demands, consents, instructions and other communications which are required or may be given under this Note shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by confirmed facsimile or other electronic transmission (including e-mail), except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient; the Business Day after it is sent if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g. Federal Express); and five (5) Business Days after the date mailed by certified or registered mail, postage prepaid, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

If to the Holder Representative on behalf of the Holder, addressed to:

Wilmington Savings Fund Society, FSB, as Holder Representative

WSFS Bank Center

500 Delaware Avenue, 11th Floor

Wilmington, DE 19801

Attn: Global Capital Markets – Reed’s Inc

E-Mail: rgoldsborough@wsfsbank.com

With a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Telephone: (212) 294-6858

Attn: Bart Pisella

E-Mail: bpisella@winston.com

If to the Borrower, addressed to:

Reed’s, Inc.

201 Merritt 7 Corporate Park,

Norwalk, CT 06851

Attn: Norman E. Snyder, Jr, CEO

E-Mail: nsnyder@reedsinc.com

With a copy to (which will not constitute notice):

Raines Feldman LLP

18401 Vona Karman Avenue, Suite 360

Irvine, CA 92612

Attn: Ruba Qashu

E-Mail: rqashu@raineslaw.com

or to such other place and with such other copies as each party may designate as to itself by written notice to the others.

(e) The Holder hereby confirms the appointment of Wilmington Savings Fund Society, FSB as the Holder Representative and as the Collateral Agent for the benefit of the Holder under this Note and the other Note Documents to serve from the date hereof until the termination of this Note.

(i) Each Holder hereby irrevocably authorizes the Holder Representative and the Collateral Agent to take such action and to exercise such powers hereunder as provided herein or as requested in writing by the Holder or the Majority Holders, in accordance with the terms hereof, together with such powers as are reasonably incidental thereto and authorizes and directs the Collateral Agent to enter into each of the applicable Note Documents and perform its obligation and exercise its rights thereunder in accordance therewith, subject to the indemnification and other rights of the Collateral Agent set forth herein. Anything herein to the contrary notwithstanding, whenever reference is made in this Note to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed by the Majority Holders. Each of the Holder Representative and the Collateral Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to request and act in reliance upon the advice of counsel concerning all matters pertaining to its duties hereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith. Neither the Holder Representative nor the Collateral Agent will incur any liability of any kind with respect to any action or omission by the Holder Representative or the Collateral Agent, as applicable, in connection with its services pursuant to this Note and the other Note Documents, except in the event of liability directly resulting from its gross negligence or willful misconduct. The Holder will indemnify, defend and hold harmless the Holder Representative and the Collateral Agent from and against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs and expenses (including the fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) and including the event of nonpayment by the Borrower under the Purchase Agreement (collectively, “Representative Losses”) arising out of or in connection with the Holder Representative’s or the Collateral Agent’s, as applicable, execution and performance of this Note and any other Note Documents, and the exercise or performance of their respective powers or duties hereunder (including any removal or remedial actions or other environmental claims), or in connection with any actual or alleged presence of hazardous materials in the air, surface water or groundwater or on the surface or subsurface of any real property at any time owned, leased or operated by the Borrower, the generation, storage, transportation, handling or disposal of hazardous materials by the Borrower or any of its Subsidiaries at any location, whether or not owned, leased or operated by the Borrower or any of its Subsidiaries, the non-compliance by the Borrower or any of its Subsidiaries with any environmental laws, or any environmental claim asserted against the Borrower, any of its Subsidiaries or any real property at any time owned, leased or operated by the Borrower or any of its Subsidiaries, in each case as such Representative Loss is suffered or incurred, including the enforcement of this Section 13(e)(i); provided, that no such indemnification shall be provided in the event that any such Representative Loss is finally adjudicated to have been directly caused by the gross negligence or willful misconduct of the Holder Representative or the Collateral Agent, as applicable.

(ii) Each of the Holder Representative and the Collateral Agent may resign at any time upon 10 days’ notice to the Borrower, the Holder and the other holders of Notes, and the Majority Holders may remove or replace the Holder Representative or the Collateral Agent at any time upon 10 days’ notice by notifying the Borrower and the holders of the Notes. Upon any such resignation or replacement, the Majority Holders shall have the right to appoint a successor holder representative or collateral agent, as applicable, in consultation with the Borrower. Upon the acceptance of its appointment as Holder Representative or Collateral Agent, as applicable, hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Holder Representative or Collateral Agent, as applicable, and the retiring, replaced or removed Holder Representative or Collateral Agent, as applicable, shall be discharged from its duties and obligations hereunder. If no successor Holder Representative or Collateral Agent, as applicable, shall have been appointed and shall have accepted such appointment, then on such 10th day (a) the retiring Holder Representative’s or Collateral Agent’s, as applicable, resignation, replacement or removal shall become effective, (b) the retiring, replaced or removed Holder Representative or Collateral Agent, as applicable, shall thereupon be discharged from its duties and obligations hereunder and (c) the Majority Holders shall thereafter perform all duties of the Holder Representative or the Collateral Agent, as applicable, hereunder and under the other Note Documents until such time, if any, as the Majority Holders appoint a successor Holder Representative or Collateral Agent, as applicable, in consultation with the Borrower. The Holder Representative and Collateral Agent, as applicable, shall have no liability or responsibility for any action or inaction of any successor Holder Representative or successor Collateral Agent, as applicable. Notwithstanding replacement of the Holder Representative or the Collateral Agent, as applicable, pursuant to this Section 13(e)(ii), the Holder’s obligations under Section 13(e)(i) hereof will continue for the benefit of the retiring Holder Representative or Collateral Agent, as applicable.

(iii) The Holder agrees that any action taken by the Collateral Agent in accordance with the provision of this Note and the Note Collateral Documents, and the exercise by the Collateral Agent of any rights or remedies set forth herein and therein shall be authorized and binding upon the Holder. Notwithstanding any provision to the contrary contained elsewhere in this Note and the Note Collateral Documents, the duties of the Collateral Agent shall be ministerial and administrative in nature, and the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other documents to which the Collateral Agent is a party, nor shall the Collateral Agent have or be deemed to have any trust or other fiduciary relationship with the Holder Representative, any Holder or any Note Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Note and the Note Collateral Documents or otherwise exist against the Collateral Agent, and the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Note Collateral Documents that the Collateral Agent is required to exercise as directed in writing by the Majority Holders. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Note with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law regardless of whether an Event of Default has occurred and is continuing. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

(iv) The parties hereto and the Holder hereby agree and acknowledge that the Collateral Agent shall not assume, be responsible for or otherwise be obligated for any liabilities, claims, causes of action, suits, losses, allegations, requests, demands, penalties, fines, settlements, damages (including foreseeable and unforeseeable), judgments, expenses and costs (including but not limited to, any remediation, corrective action, response, removal or remedial action, or investigation, operations and maintenance or monitoring costs, for personal injury or property damages, real or personal) of any kind whatsoever, pursuant to any environmental law as a result of this Note, the Note Collateral Documents or any actions taken pursuant hereto or thereto. Further, the parties hereto and the Holder hereby agree and acknowledge that in the exercise of its rights under this Note and the Note Collateral Documents, the Collateral Agent may hold or obtain indicia of ownership primarily to protect the security interest of the Collateral Agent in the Collateral and that any such actions taken by the Collateral Agent shall not be construed as or otherwise constitute any participation in the management of such Collateral.

(v) No provision of this Note or any Note Collateral Document shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or to take or omit to take any action hereunder or thereunder or take any action at the request or direction of the holders of Notes unless it shall have received indemnity satisfactory to the Collateral Agent against potential costs and liabilities incurred by the Collateral Agent relating thereto. Notwithstanding anything to the contrary contained in this Note or the Note Collateral Documents, in the event the Collateral Agent is entitled or required to commence an action to foreclose or otherwise exercise its remedies to acquire control or possession of the Collateral, the Collateral Agent shall not be required to commence any such action or exercise any remedy or to inspect or conduct any studies of any property under the Mortgages or take any such other action if the Collateral Agent has determined that the Collateral Agent may incur personal liability as a result of the presence at, or release on or from, the Collateral or such property, of any hazardous materials. The Collateral Agent shall at any time be entitled to cease taking any action described in this clause if it no longer reasonably deems any indemnity, security or undertaking from the Note Parties or the Holder to be sufficient.

(f) In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

(g) Neither this Note nor any beneficial interest in this Note may be assigned or transferred by the Borrower; provided, this Note shall be transferrable by the Holder upon prior written notice to the Collateral Agent and the Borrower and subject to applicable securities laws and completion and execution of the Assignment and Assumption Agreement in the form attached to the Purchase Agreement.

(h) All questions concerning the construction, validity, enforcement and interpretation of the Note Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings (as defined in the Purchase Agreement) concerning the interpretations, enforcement and defense of the transactions contemplated by the Notes and any other Note Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Note Documents), and hereby irrevocably waives, and agrees not to assert in any Action (as defined in the Purchase Agreement) or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Note Documents, then, in addition to the obligations of the Borrower under Section 4.7 of the Purchase Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.5

(i) IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[5]	Note to Draft: Additions to match Purchase Agreement.

(j) The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof. Unless the context otherwise requires, any reference in this Note to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Note, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Note as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time, and the word “including” shall be deemed to be followed by the words “without limitation.”

(k) THE BORROWER MAY, TO THE EXTENT PERMITTED BY LAW, AND DIRECTLY OR INDIRECTLY (REGARDLESS OF WHETHER SUCH NOTES ARE SURRENDERED TO THE BORROWER), REPURCHASE NOTES OR PORTIONS OF INDEBTEDNESS OUTSTANDING UNDER THE NOTES IN THE OPEN MARKET OR OTHERWISE, WHETHER BY THE BORROWER OR ITS SUBSIDIARIES. THE BORROWER SHALL CAUSE ANY SUCH NOTES OR PORTIONS OF INDEBTEDNESS OUTSTANDING UNDER THE NOTES SO REPURCHASED TO BE CANCELLED AND SUCH NOTES SHALL NO LONGER BE CONSIDERED OUTSTANDING UPON THEIR REPURCHASE.

(l) In no event shall the Holder Representative or the Collateral Agent be responsible or liable for any failure or delay in the performance of their respective obligations hereunder arising out of or caused by, directly or indirectly, forces beyond their respective control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, epidemics and pandemics, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Holder Representative or Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(m) The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Holder Representative and the Collateral Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Holder Representative and the Collateral Agent. The parties to this Note agree that they will provide the Holder Representative and the Collateral Agent with such information as it may request in order for the Holder Representative and the Collateral Agent to satisfy the requirements of the U.S.A. PATRIOT Act.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower and each Guarantor has caused this Note to be duly executed the day and year first above written.

REED’S, INC., as Borrower
a Delaware corporation

By:
Name:
Title:

[Signature Page to Promissory Note]

AGREED AND ACCEPTED:

HOLDER REPRESENTATIVE

Wilmington Savings Fund Society, FSB,
solely in its capacity as the Holder Representative

By:
Name:
Title

COLLATERAL AGENT

Wilmington Savings Fund Society, FSB,
solely in its capacity as the Collateral Agent

By:
Name:
Title

Date:	April __, 2022

[Signature Page to Promissory Note]

EXHIBIT A

Form of Guaranty Joinder

[see attached]

JOINDER AGREEMENT

Reference is made to that series of Secured Convertible Promissory Notes due [___], 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Notes”), issued by Reed’s, Inc., a Delaware corporation (the “Borrower”), and agreed and accepted to by Wilmington Savings Fund Society, FSB, as holder representative and collateral agent (in such capacities, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Notes.

This Joinder Agreement supplements each Note and is delivered by each of the undersigned (collectively, the “New Guarantors” and each a “New Guarantor” and, collectively, the “New Guarantors”), pursuant to Section 9(g) of each Note. Each New Guarantor hereby agrees to be bound as a Guarantor party to each such Note by all of the terms, covenants and conditions set forth therein to the same extent that it would have been bound if it had been a signatory to the Note on the date of the issuance of such Note. Without limiting the generality of the foregoing, each New Guarantor hereby jointly and severally, unconditionally guarantees to each Holder, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Note Obligations of the Borrower in accordance with the terms of each Note and expressly assumes all obligations and liabilities of a Guarantor under such Note. Each New Guarantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Guarantors contained in each Note.

The Agent makes no representation or warranty as to the validity or sufficiency of this Joinder Agreement or the New Guarantors’ guarantee hereunder. Additionally, the Agent shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Borrower and the New Guarantors, and the Agent makes no representation with respect to any such matters.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each New Guarantor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[______________]

By:
Name:
Title:

EXHIBIT B

Form of Subordination Agreement

[see attached]

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert the principal under the Secured Convertible Promissory Note due [____], 2025 (the “Note”) of Reed’s, Inc, a Delaware corporation (the “Borrower”), into shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Borrower according to the conditions hereof, as of the date written below. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Notes.

By the delivery of this Notice of Conversion, except as otherwise noted below, the undersigned represents and warrants to the Borrower that its ownership of the Common Stock issuable in connection with this conversion (including as part of any Interest Make-Whole Payment) does not exceed the amounts specified under Section 5(b) of the Note.

Conversion Date:

Principal Amount to be Converted:

DTC Account Delivery
Instructions:

Wire Instructions
(for cash payments):

Other Matters:

Updated Conversion/PIK Schedule Attached.

[______________]

By:
Name:
Title:

Dated:

ANNEX B

ACKNOWLEDGMENT OF CONVERSION

Reference is made to the Secured Convertible Promissory Notes due [____], 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Notes”), issued by Reed’s, Inc., a Delaware corporation (the “Borrower”), and Wilmington Savings Fund Society, FSB, as holder representative and collateral agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Notes.

The Borrower hereby (a) acknowledges the Notice of Conversion dated [___], (b) certifies that the shares of Common Stock [are][are not] eligible to be resold by the Holder either (i) pursuant to Rule 144 (subject to the Holder’s execution and delivery to the Borrower of a customary Ru;e 144 representation letter) or (ii) an effective and available registration statement covering such shares of Common Stock and (c) hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 20__ from the Borrower and acknowledged and agreed to by ________________________.

REED’S, INC., as Borrower
a Delaware corporation

By:
Name:
Title:

ANNEX C

FUNDAMENTAL CHANGE REPURCHASE NOTICE

REED’S INC.

10.00% Secured Convertible Promissory Notes due 2025

Subject to the terms of the Notes, by executing and delivering this Fundamental Change Repurchase Notice, the undersigned Holder of the Note identified below is exercising its Fundamental Change Repurchase Right with respect to (check one):

☐	the entire principal amount of

☐	$ * aggregate principal amount of

the Note identified by Certificate No. .

The undersigned acknowledges that this Note, duly endorsed for transfer, must be delivered to the Paying Agent before the Fundamental Change Repurchase Price will be paid.

Date:

(Legal Name of Holder)

By:
Name:
Title:

SCHEDULE 1

CONVERSION/PIK SCHEDULE

This Conversion/PIK Schedule is part of, and reflects conversions made under Section 4 of and PIK Interest paid on, the Secured Convertible Promissory Note, due on [___], 2025, in the original principal amount of $[_____] issued by Reed’s, Inc., a Delaware corporation.

Date of Conversion, Amortization Payment or PIK Interest Payment (or for first entry, Original Issue Date)	Amount of Conversion, Amortization or PIK Interest	Aggregate Principal Amount Remaining Subsequent to Conversion, Amortization or PIK Interest(or original Principal Amount)	Borrower Attest

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is dated as of May 9, 2022, between Reed’s, Inc., a Delaware corporation (the “Company”), the Holder Representative (as defined herein) and each purchaser identified on the Schedule of Purchasers attached hereto (as the same may be supplemented or amended from time to time with the consent of the Holder Representative to reflect the assignment of any Note, the “Schedule of Purchasers”) (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company proposes to issue and sell to the several Purchasers certain Convertible Promissory Notes, in the form attached hereto as Exhibit A (the “Notes” and each individually, a “Note”) and having an initial aggregate principal amount of $11,250,000, on the terms and conditions set forth in this Agreement. The Notes will be convertible into shares of Common Stock (as defined herein) on the terms specified in the Notes. The shares of Common Stock issuable pursuant to the terms of the Notes (including shares issuable upon conversion, as part of any Interest Make-Whole Payment (as defined in the Notes) or as part of any Amortization Payment (as defined in the Notes)), collectively, are referred to herein as the “Underlying Shares;”

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the aggregate principal amount of Notes set forth opposite such Purchaser’s name on the Schedule of Purchasers (the “Initial Notes” and each individually, an “Initial Note”);

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company also desires to grant to the several Purchasers an option to purchase additional Notes in an aggregate principal amount of up $12,000,000 on the terms and conditions set forth in this Agreement (the “Option Notes” and each individually, an “Option Note”). References in this Agreement to the “Notes” or a “Note” refer, collectively, to the Initial Notes and, to the extent applicable, any Option Notes that are issued by the Company pursuant to the terms of this Agreement; and

WHEREAS, at the Initial Closing (as defined herein), the Company and the Purchasers shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“ABL Debt Documents” is defined in the Note.

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.4.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Additional Purchase Option” shall have the meaning ascribed to such term in Section 2.2.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Authorized Share Amendment” is defined in the Note.

“Authorized Share Amendment Date” is as defined in the Note.

“BHCA” shall have the meaning ascribed to such term in Section 3.1(oo).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Wilmington, Delaware are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Closings” and “Closing” shall have the meaning ascribed to such terms in Section 2.3.

“Closing Dates” and “Closing Date” shall have the meaning ascribed to such terms in Section 2.3.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Raines Feldman LLP, with offices located at 18401 Von Karman Avenue, Suite 360, Irvine, CA 92612.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“Environmental Laws” shall have the meaning assigned to such term in Section 3.1(m).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(oo).

“First Option” shall have the meaning ascribed to such term in Section 2.2.

“First Option Deadline” shall have the meaning ascribed to such term in Section 2.2.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Hazardous Materials” shall have the meaning assigned to such term in Section 3.1(m).

“Holder Representative” shall have the meaning assigned to such term in Section 5.21.

“Indebtedness” shall have the meaning ascribed to such term in the Note.

“Initial Closing” shall have the meaning ascribed to such term in Section 2.3.

“Initial Closing Date” shall have the meaning ascribed to such term in Section 2.3.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Maximum Issuance Amount” means $23,250,000, which is the maximum aggregate principal amount of Notes that may be issued under this Agreement (including pursuant to the Additional Purchase Options).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(pp).

“Nasdaq Stockholder Approval” is defined in the Note.

“Option Closing Date” shall have the meaning ascribed to such term in Section 2.3.

“Option Deadline” and “Option Deadlines” shall have the meaning ascribed to such terms in Section 2.2.

“Option Exercise Notice” shall have the meaning ascribed to such term in Section 2.2.

“Option Notes Closing” shall have the meaning ascribed to such term in Section 2.3.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.7.

“Purchaser Price” shall have the meaning ascribed to such term in Section 2.1.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Second Option” shall have the meaning ascribed to such term in Section 2.2.

“Second Option Deadline” shall have the meaning ascribed to such term in Section 2.2.

“Securities” means the Notes and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Conversion Cap” is defined in the Note.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating or borrowing shares of Common Stock).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Third Option” shall have the meaning ascribed to such term in Section 2.2.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Notes, all exhibits and schedules thereto and hereto and any other documents or agreements, including any subordination and/or intercreditor agreements, executed in connection with the transactions contemplated hereunder.

“Transaction Expenses” shall have the meaning ascribed to such term in Section 5.2.

“Transfer Agent” means Transfer Online, Inc. the current transfer agent of the Company, with a mailing address of 512 SE Salmon St. Portland, OR 97214 and a facsimile number of (503) 227-6874, and any successor transfer agent of the Company.

ARTICLE II.

PURCHASE AND SALE

2.1 Purchase of Notes. Upon the terms and subject to the conditions set forth in this Agreement, each Purchaser, severally and not jointly, hereby irrevocably agrees to purchase, on the Initial Closing Date, a Note with the original principal amount set forth opposite such Purchaser’s name in the Schedule of Purchasers hereto at a purchase price in cash equal to 99.00% of the principal amount thereof (the “Purchase Price”).

2.2 Option to Purchase Additional Notes. Subject to the terms and conditions set forth in this Agreement, the Company hereby grants an option to the several Purchasers to purchase Option Notes, at the Purchase Price, in an aggregate principal amount of up to $12,000,000 as follows: (a) the Purchasers may purchase Option Notes in an aggregate principal amount of up to $4,000,000 on or prior to November 5, 2022 (the “First Option Deadline”) (the option described in this clause (a), the “First Option”); (b) the Purchasers may purchase additional Option Notes in an aggregate principal amount of up to $4,000,000 on or prior to February 2, 2023 (the “Second Option Deadline”) (the option described in this clause (b), the “Second Option”); and (c) the Purchasers may purchase additional Option Notes in an aggregate principal amount of up to $4,000,000 on or prior to May 9, 2023 (together with the first Option Deadline and the Second Option Deadline, the “Option Deadlines” and each individually, an “Option Deadline”) (the option described in this clause (c), the “Third Option” and, together with the First Option and the Second Option, the “Additional Purchase Options”). Each Additional Purchase Option may be exercised at any time or from time to time in whole, or in part, prior to the applicable Option Deadline upon written notice delivered to the Company and the Holder Representative by some or all of the Purchasers (each an “Option Exercise Notice”) at least ten (10) Business Days prior to the intended Option Closing Date, which Option Exercise Notice shall set forth: (i) the Additional Purchase Option(s) to be exercised on such Option Closing Date and the aggregate principal amount of Option Notes to be purchased pursuant to such Additional Purchase Option(s); provided that the aggregate principal amount of Option Notes to be purchased on any Option Closing Date shall be in an amount not less than $500,000; and (ii) the name of each Purchaser electing to participate on such Option Closing Date (if less than all of the Purchasers are participating). The Exercise Notice shall also set forth the aggregate principal amount of Option Notes to be purchased, severally and not jointly, by each Purchaser on such Option Closing Date (as determined by the Majority Holders).

2.3 Closing. The closing of the purchase and sale of the Initial Notes under this Agreement (the “Initial Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m., New York time, on the first Trading Day on which the applicable covenants and conditions set forth in Sections 2.4 and 2.5 are satisfied (or at such other date as the Company and the Purchasers may mutually agree) (the “Initial Closing Date”). If the Purchasers elect to exercise one or more Additional Purchase Options in whole, or in part, on one or more occasions (each an “Option Notes Closing” and, together with the Initial Closing, the “Closings” and each individually a “Closing”), the purchase and sale of the applicable Option Notes shall take place remotely via the exchange of documents and signatures at 10:00 a.m., New York time, on the later of (a) the date set forth in the applicable Option Exercise Notice or (b) the first Trading Day after such date on which the applicable covenants and conditions set forth in Sections 2.4 and 2.5 are satisfied (or at such other date as the Company and the Purchasers may mutually agree) (an “Option Closing Date” and, together with the Initial Closing Date, the “Closing Dates” and each individually a “Closing Date”). On each Closing Date:

(a)	the Company shall deliver to each Purchaser a Note for (i) with respect to the Initial Closing Date, the principal amount set forth opposite such Purchaser’s name in the Schedule of Purchasers hereto and (ii) with respect to an Option Closing Date, the amount set forth opposite such Purchaser’s name in the applicable Option Exercise Notice;

(b)	each Purchaser shall pay to the Company the Purchase Price for such Note, which shall be paid by wire transfer of immediately available funds to the Company in accordance with written instructions provided by the Company at least two Trading Days prior to the applicable Closing Date; and

(c)	the Company and each Purchaser shall deliver the other items set forth in Section 2.4 deliverable in connection with the applicable Closing.

2.4 Deliverables.

(a) On or prior to the applicable Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) solely with respect to the Initial Closing Date, the Registration Rights Agreement duly executed by the Company;

(ii) each Note to be issued to such Purchaser on the applicable Closing Date executed by the Company;

(iii) a legal opinion of Company Counsel, substantially in the form reasonably acceptable to the Purchasers;

(iv) a certificate evidencing the Company’s good standing issued by the Secretary of State of the State of Delaware, dated as of a date within ten days of the applicable Closing Date;

(v) a certificate, in the form reasonably acceptable to the Purchasers, executed by the Secretary of the Company and dated as of the applicable Closing Date, as to (x) the resolutions as adopted by the Board of Directors approving the transactions contemplated by the Transaction Documents, (y) a copy of the certificate of incorporation of the Company and (z) the bylaws of the Company, each as in effect at the applicable Closing; and

(vi) a certificate of the Secretary or other officer of the Company certifying that, as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 3 of this Agreement are complete and accurate as of the applicable Closing Date.

(b) On or prior to each Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) solely with respect to the Initial Closing Date, the Registration Rights Agreement duly executed by such Purchaser; and

(ii) the Purchase Price for such Purchaser’s Notes to be purchased on the applicable Closing Date by wire transfer to the Company in accordance with the instructions provided by the Company prior to the Closing Date.

2.5 Closing Conditions.

(a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the applicable Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to applicable Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.4(b) of this Agreement with respect to such Closing Date.

(b) The respective obligations of the Purchasers and the Holder Representative hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the applicable Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.4(a) of this Agreement;

(iv) the Purchasers and the Holder Representative shall have received payment of all reasonable and documented Transaction Expenses;

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(vi) from the date hereof to the applicable Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the applicable Notes at such Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser as of the date hereof, and at each Closing Date:

(a) Subsidiaries. As of the date hereof, the Company has no direct or indirect subsidiaries.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents, to issue the Securities and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the Nasdaq Stockholder Approval, (ii) the Authorized Share Amendment, (iii) the filings required pursuant to Section 4.3 of this Agreement, (iv) the filing with the Commission pursuant to the Registration Rights Agreement, (v) the filing of Form D with the Commission and applicable state blue sky filings and (vi) the notice and/or application(s) to each applicable Trading Market for the listing of the Conversion for trading thereon in the time and manner required thereby (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The issuance of the Notes is duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of Underlying Shares issuable pursuant to Notes, subject to the Share Conversion Cap.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. Except as set forth on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company has not issued any stock appreciation rights or “phantom stock”. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Other than the Nasdaq Stockholder Approval and the Authorized Share Amendment, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Notes contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth in the SEC Reports, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(p) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the Maximum Issuance Amount. Neither the Company nor any Subsidiary has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of each Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents except for brokerage commissions payable to Odeon Capital Group, LLC and Roth Capital Partners, LLC. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Notes by the Company to the Purchasers as contemplated hereby or the issuance of the Underlying Shares pursuant to the terms of the Transaction Documents. The issuance and sale of the Notes hereunder does not contravene, and the issuance of the Underlying Shares pursuant to the Transaction Documents will not contravene, the rules and regulations of the Trading Market.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w) Registration Rights. Other than each of the Purchasers and Persons listed on active registration statements of the Company, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(x) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not been in compliance with Nasdaq’s $1 minimum bid price requirement per share since August 16, 2021 and has been granted until August 15, 2022 to regain compliance. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(z) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(aa) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Notes to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Solvency. Based on the consolidated financial condition of the Company as of each Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Notes on each Closing Date hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable Closing Date.

(cc) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(dd) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Notes by any form of general solicitation or general advertising. The Company has offered the Notes for sale only to the Purchasers.

(ee) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(ff) Accountants. The Company’s accounting firm Weinberg & Co., PA., which has certified certain financial statements of the Company and its Subsidiaries, is an independent registered public accounting firm with respect to the Company and its Subsidiaries within the applicable rules and regulations adopted by the SEC and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(gg) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(hh) Acknowledgment Regarding Purchasers’ Purchase of Notes. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Notes. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(g) and 4.12 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(kk) Form S-3 Eligibility. The Company is eligible as of the date hereof to register the resale of the Underlying Shares for resale by the Purchasers on Form S-3 promulgated under the Securities Act.

(ll) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(mm) International Trade. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary (i) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State, (ii) has engaged in any unauthorized transaction involving an embargoed territory (i.e., Cuba, Iran, North Korea, or the Crimea region or Covered Regions of Ukraine), a national of an embargoed territory, or an entity organized under the laws of an embargoed territory, (iii) has engaged in any unauthorized transaction involving a person on a U.S. restricted parties list, including but not limited to the Specially Designated Nationals List, Entity List, Denied Parties List, or Debarred List, or (iv) has materially violated any sanctions authorities administered by OFAC or the U.S. Department of State, export controls authorities administered by the U.S. Department of Commerce or U.S. Department of State, or customs or import authorities administered by the U.S. Department of Commerce, U.S. International Trade Commission, or U.S. Department of Homeland Security.

(nn) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(oo) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(pp) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of each Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Notes, it was, and as of the date hereof it is, and on each Closing Date and each other date on which it is issued Underlying Shares, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Notes as a result of any advertisement, article, notice or other communication regarding the Notes published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Notes and the merits and risks of investing in the Notes and the Underlying Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Each Purchaser also acknowledges that it will, independently of the Holder Representative and each other Purchaser, and based on such other documents, information, and investigations as it shall deem appropriate at any time, continue to make its own investment decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Transaction Documents. The Holder Representative has no duty or responsibility, either initially or on a continuing basis, to keep itself informed as to the performance or observance by the Company of this Agreement, the other Transaction Documents or any other document referred to or provided for herein or to inspect the properties of books of the Company or to make any such investigation or any such appraisal on behalf of the Purchasers or to provide any Purchaser with any credit or other information with respect thereto, whether coming into its possession before the making of the Notes or at any time or times thereafter, and the Holder Representative shall have no responsibility with respect to the accuracy of or the completeness of any information provided to the Purchasers hereunder.

(g) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Notes may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Notes other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company certifications or other evidence reasonably acceptable to the Company to the effect that such transfer does not require registration of such transferred Notes under the Securities Act.

(b) The Purchasers agree that the instruments evidencing the Notes shall bear a legend substantially similar to the legend set forth below (in addition to any legend required under applicable federal or state securities laws):

“NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THE SECURITIES REPRESENTED HEREBY ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES FOR THE BENEFIT OF REED’S, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THESE SECURITIES SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (1) ONE YEAR AFTER THE ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (2) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF; (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT; OR (D) PURSUANT TO ANY OTHER EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THIS SECURITIES REPRESENTED HEREBY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (C) OR (D) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Notes to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Notes to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Notes may reasonably request in connection with a pledge or transfer of the Notes.

4.2 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Notes in a manner that would require the registration under the Securities Act of the sale of the Notes or that would be integrated with the offer or sale of the Notes for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act or the rules and regulations of the principal Trading Market, with the issuance of Securities contemplated hereby.

4.3 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.4 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.3, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes hereunder to repay all amounts outstanding under the Company’s ABL Debt Documents and for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s other debt (other than payment of trade payables (including current payables and payables in arrears) and accrued expenses in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations. On the Initial Closing Date, after giving effect to the application by the Company of the proceeds from the sale of the Notes on such Closing Date, the Company shall have borrowings under the ABL Documents of not more than $1,500,000.

4.7 Indemnification of Purchasers. Subject to the provisions of this Section 4.7, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.8 Reservation of Common Stock. As of the date hereof, the Company has reserved a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the maximum number of Underlying Shares issuable pursuant to Initial Notes. The Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the maximum number of Underlying Shares issuable pursuant to Option Notes, subject to the Authorized Share Amendment and the NASDAQ Stockholder Approval.

4.9 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Underlying Shares on such Trading Market and promptly secure the listing of all of the Underlying Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Underlying Shares and will take such other action as is necessary to cause all of the Underlying Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.10 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.11 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.3, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.12 Blue Sky Filings. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at each Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.13 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.14 Ranking. The Notes shall be pari passu in right of payment with respect to each other. All payments (other than payments in respect of a conversion of Notes) to the holders of the Notes shall be made pro rata among the holders based upon the aggregate unpaid principal amount and accrued interest of the Notes outstanding as of one Business Day immediately prior to any such payment. The Company shall not make, and no Purchaser shall accept, any payment (other than payments in respect of a conversion of Notes) except as shall be shared ratably between the Purchasers so as to maintain as near as possible the amount of the indebtedness owing under the Notes pro rata according to the holder’s respective proportionate interest in the amount of Notes obligations owed as of the date immediately prior to such payment or payments. If one holder of Notes obtains any payment (whether voluntary, involuntary or by offset or otherwise, but not including any payments in respect of a conversion of Notes) of principal, interest or other amount with respect to the Notes in excess of such holder’s pro rata share of such payments obtained by all holders, then the holder receiving such payment in excess of its pro rata share shall return to the Company, for distribution to each of the other holder, an amount sufficient to cause all holders to receive their respective pro rata shares of any payment of principal, interest or other amounts with respect to the Notes.

4.15 Note Register. The Company will provide the Holder Representative with the most current Note Register (as defined in the Notes) on the Initial Closing Date, any Option Closing Date, in connection with any assignments of any Notes, and as may be requested by the Holder Representative from time to time, upon which the Holder Representative is entitled to conclusively rely for all purposes hereof and of the Notes without liability.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Initial Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. The Company shall reimburse each of the Purchasers, the Holder Representative and the Collateral Agent for all reasonable and documented costs and expenses incurred by it or its Affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents (including as applicable, all reasonable legal fees of outside counsel, any other reasonable fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) (the “Transaction Expenses”). The Company shall pay all Transfer Agent fees (including any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits, annexes and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile or email attachment on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. In each case notice shall be sent to:

If to the Company, addressed to:

Norman E. Snyder, Jr.

CEO

Reed’s, Inc.

201 Merritt 7 Corporate Park

Norwalk, CT 06851

E-Mail: nsnyder@reedsinc.com

With a copy to (which will not constitute notice):

Ruba Qashu

Raines Feldman LLP

18401 Von Karman Avenue, Suite 360

Irvine, CA 92612

E-Mail: rqashu@raineslaw.com

If to the Holder Representative, addressed to:

Wilmington Savings Fund Society, FSB, as Holder Representative

WSFS Bank Center

500 Delaware Avenue, 11th Floor

Wilmington, DE 19801

Attention: Global Capital Markets – Reed’s, Inc.

E-Mail: rgoldsborough@wsfsbank.com

With a copy to (which shall not constitute notice):

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Telephone: (212) 294-6858

Attn: Bart Pisella

E-Mail: bpisella@winston.com

or to such other place and with such other copies as each party may designate as to itself by written notice to the others.

If to a Purchaser, at its address set forth on the Schedule of Purchasers, or at such other address or addresses as may have been furnished to the Company by giving five (5) days’ advance written notice.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company, the Holder Representative and the Majority Holders (or, prior to the Initial Closing, the Company, the Holder Representative and each Purchaser), in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6 Headings; Interpretation. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. Unless the context otherwise requires, any reference in this Agreement to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time, and the word “including” shall be deemed to be followed by the words “without limitation.”

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Majority Holders (as defined in the Notes) (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Notes; provided that any such transferees and transferor shall have executed an assignment and assumption agreement in the form of Exhibit C hereto and a $3,500 processing fee has been paid to the Holder Representative).

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7 and this Section 5.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.7, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement, including the Notes and the other Note Documents, and the transactions contemplated hereby and thereby, shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties to this Agreement consent to conduct the transactions contemplated hereunder by electronic means.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.17 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.18 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.19 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.20 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.21 Holder Representative. Each Purchaser hereby appoints Wilmington Savings Fund Society, FSB as the holder representative (the “Holder Representative”) for the benefit of Purchasers under the Notes to serve from the date hereof until the termination of this Agreement and the Notes.

(a) The Company agrees to pay to the Holder Representative from time to time compensation for its services as reasonably agreed by the Company and the Holder Representative, and the Company will pay or reimburse the Holder Representative upon its request for all reasonable expenses (including Transaction Expenses), disbursements and advances, if any, reasonably incurred or made by the Holder Representative (including reasonable attorney fees and expenses) in connection with the performance of this Agreement, the Notes, any other Transaction Document and any agreements ancillary hereto or thereto and the enforcement of the rights and remedies of the Purchasers and the Holder Representative under any Transaction Document.

(b) Each Purchaser hereby irrevocably authorizes the Holder Representative to take such action and to exercise such rights and powers hereunder as provided herein or as requested in writing by the Majority Holders, in accordance with the terms hereof, together with such powers as are reasonably incidental thereto. The Holder Representative shall have only those duties and responsibilities that are expressly specified herein and in any other Transaction Document and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into any Transaction Document or otherwise exist against the Holder Representative, except as are explicitly set forth in any such Transaction Document. The Holder Representative may execute any of its duties hereunder by or through agents or employees and shall be entitled to request and act in reliance upon the advice of counsel concerning all matters pertaining to its duties hereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith. The Holder Representative will incur no liability of any kind with respect to any action or omission by the Holder Representative in connection with the Holder Representative’s services pursuant to this Agreement or any Note and any agreements ancillary hereto, except in the event of liability directly resulting from the Holder Representative’s gross negligence or willful misconduct. The Purchasers will indemnify, defend and hold harmless the Holder Representative (which indemnity and reimbursement obligations shall survive any termination of this Agreement and/or the resignation or removal of the Holder Representative) from and against any and all losses, liabilities, obligations, damages, claims, penalties, fines, forfeitures, actions, judgments, suits, fees, costs and expenses (including to the extent the Company fails to make any payments to the Holder Representative as agreed or the Company is prohibited from making any payments to the Holder Representative pursuant to any subordination agreement or otherwise) of any kind or nature (including the fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Holder Representative’s execution and performance of this Agreement, the Notes, any other Transaction Document and any agreements ancillary hereto or thereto and the enforcement of the rights and remedies of the Purchasers and the Holder Representative under any Transaction Document (including the enforcement of the Purchasers’ indemnity and reimbursement obligations hereunder), in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been directly caused by the gross negligence or willful misconduct of the Holder Representative, the Holder Representative will reimburse the Purchasers the amount of such indemnified Representative Loss to the extent attributable to such gross negligence or willful misconduct.

(c) Without limiting the generality of the foregoing, the Holder Representative (a) shall not be subject to any fiduciary or other implied duties or responsibilities, regardless of whether a default or Event of Default (as defined in the Notes) has occurred and is continuing (the use of the term “Holder Representative” herein and in any other Transaction Document is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), and (b) shall not have any duty to take any discretionary action or exercise any discretionary powers. The Holder Representative shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any other Transaction Document or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Holder Representative shall have received written instructions in respect thereof from the Majority Holders. If a default or Event of Default has occurred and is continuing, then the Holder Representative shall take such action with respect to such default of Event of Default as shall be directed by the Majority Holders, provided that, unless and until the Holder Representative shall have received such directions, the Holder Representative may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default of Event of Default as it shall deem advisable in the best interests of the Purchasers. In no event, however, shall the Holder Representative be required to take any action which exposes the Holder Representative to personal liability, or which is contrary to this Agreement, any other Transaction Document or applicable law. The Holder Representative shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Holders. No provision of this Agreement or any other Transaction Document, any agreement or instrument contemplated hereby or thereby, or the transactions contemplated hereby or thereby shall require the Holder Representative to: (i) expend or risk its own funds or provide indemnities in the performance of any of its duties hereunder or the exercise of any of its rights or power or (ii) otherwise incur any financial liability in the performance of its duties or the exercise of any of its rights or powers. Anything herein to the contrary notwithstanding, whenever reference is made in this Agreement or any other Transaction Document to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Holder Representative or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Holder Representative hereunder or thereunder, it is understood that in all cases the Holder Representative shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed by the Majority Holders.

(d) Holder Representative may resign at any time upon ten (10) days’ notice to the Company and the Purchasers, and the Majority Holders may remove or replace Holder Representative at any time upon ten (10) days’ notice by notifying the Company and the Purchasers. Upon any such resignation or replacement, the Majority Holders shall have the right to appoint a successor Holder Representative, in consultation with the Company. Upon the acceptance of its appointment as Holder Representative hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Holder Representative, and the retiring, replaced or removed Holder Representative shall be discharged from its duties and obligations hereunder. If no successor Holder Representative shall have been appointed and shall have accepted such appointment, then on such 10th day (i) the retiring Holder Representative’s resignation, replacement or removal shall become effective, (ii) the retiring, replaced or removed Holder Representative shall thereupon be discharged from its duties and obligations hereunder and (iii) the Majority Holders shall thereafter perform all duties of the Holder Representative under hereunder until such time, if any, as the Majority Holders appoint a successor Holder Representative, in consultation with the Company.

(e) By executing a signature page hereto, each Purchaser hereby authorizes and directs the Holder Representative to execute each of the applicable Transaction Documents and perform its obligations hereunder and thereunder, subject to the indemnification and other rights of the Holder Representative set forth herein.

(f) The Holder Representative shall have no obligation or duty to monitor, determine or inquire as to the accuracy or compliance by any Purchaser with any representation or warranty of such Purchasers in Section 3 hereof or under applicable law with respect to any transfer of any interest in any Note.

(g) In no event shall the Holder Representative incur any liability for not performing any act or fulfilling any duty, obligation, or responsibility hereunder by reason of any occurrence beyond the control of the Holder Representative (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God, or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

REED’S, INC.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

[PURCHASER]

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

holder representative:

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:
Name:
Title:

EXHIBIT A

FORM OF PROMISSORY NOTE

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

FORM OF

ASSIGNMENT AND ASSUMPTION

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), is made to be effective as of , 202[__] (the “Effective Date”), by and between [_______] (“Assignor”) and [________] (“Assignee”). Capitalized terms used herein but not defined herein have the meanings set forth in the Note Agreement referred to below.

WHEREAS, Reed’s, Inc., a Delaware corporation (the “Company”), issued a series of 10% Secured Convertible Promissory Notes (each, a “Note” and, collectively, the “Notes”) pursuant to that certain Note Purchase Agreement, dated as of May 9, 2022, by and among the Company, the Holder Representative and the Purchasers who executed such agreement (or subsequent joinders to such agreement) (as amended, supplemented, modified, restated, renewed, or extended from time to time, the “Note Agreement”);

WHEREAS, Assignor desires to assign Assignor’s interest in the Note[s] attached hereto (the “Assigned Notes”) to Assignee.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby covenant and agree as follows:

1. Subject to the terms of this Assignment, effective as of the Effective Date, Assignor hereby transfers, assigns, delivers, sets-over, and conveys, without, except as provided in this Assignment, recourse, representation, or warranty, express or implied, unto Assignee all right, title, and interest of Assignor in and to the Assigned Notes and Assignor’s related interest in the Note Agreement [(other than any right that the Assignor has to exercise on or more Additional Purchase Options to purchase Option Notes pursuant to Section 2.2 of the Note Agreement)]1 and all other Transaction Agreements (collectively, the “Note Documents”).

2. Subject to the terms of this Assignment and the Note Agreement, effective as of the Effective Date, Assignee hereby accepts the assignment of the Assigned Notes and the Note Documents from Assignor, and hereby assumes and agrees to fulfill, perform, and discharge, from and after the Effective Date, all of the various commitments, obligations, and liabilities of Assignor under the Note Documents accruing and arising on and after the Effective Date[; provided, that in no event, shall the Assignor have the right to exercise any Additional Purchase Option pursuant to Section 2.2 of the Note Agreement]2.

3. This Assignment and Assignor’s and Assignee’s obligations under this Assignment are conditioned on Assignor’s and Assignee’s compliance with the provisions of the Note Agreement and the other Notes Documents relating to a transfer of the Note. The Company’s execution of this Assignment shall evidence Assignor’s compliance with the provisions of the Note Agreement relating to the transfer of the Assigned Notes to Assignee, Assignee’s status as a Purchaser under the Note Agreement, and the Company’s agreement to register the assignment of the Assigned Notes to Assignee in the Company’s register for the registration of the issuances and transfers of the Assigned Notes. Upon Assignor’s, Assignee’s, and Company’s execution of this Assignment, Assignor shall be released from any all commitments, obligations, and liabilities of Assignor with respect to the Assigned Notes under the Note Documents accruing and arising on and after the Effective Date, provided, however, that if Assignor owns one or more Notes, Assignor shall not be released from Assignor’s commitments, obligations, and liabilities with respect to such other Note or Notes under the Note Agreement and the other documents and instruments relating to the Note Agreement and such Note or Notes that are not Assigned Notes.

1	To be included if a Note is to be assigned to any party other than an Initial Holder (as defined in the Note) or an Affiliate of an Initial Holder.
2	To be included if a Note is to be assigned to any party other than an Initial Holder (as defined in the Note) or an Affiliate of an Initial Holder.

4. Assignor hereby represents and warrants to Assignee that:

(a) Assignor is the legal and beneficial owner of the Assigned Notes and has full and complete title thereto, with the absolute right to transfer the Assigned Notes free and clear of all liens and encumbrances;

(b) Assignor has full right, power, and authority to assign to Assignee the Assigned Notes and all of Assignor’s right, title, and interest in and to the other Note Documents (except as such assignment is limited by this Agreement);

(c) each note is free and clear of all security interests, pledges, liens, claims, charges, restrictions, equities, or encumbrances of any kind whatsoever (other than as set forth in the Note Agreement);

(d) there is no provision of any contract, indenture, or other instrument (other than the Note Documents, as applicable) to which the Assigned Notes are subject that would prevent, limit, or condition the transfer of the Assigned Notes to Assignee;

(e) to Assignor’s actual knowledge, no default exists under any of the Note Documents;

(f) neither Assignor nor, to Assignor’s actual knowledge, the Holder Representative has taken any action to demand payment of or declare due and payable any sums owing under the Assigned Notes or any of the other Note Documents;

(g) to Assignor’s actual knowledge, there are no actions, suits, or proceedings pending or threatened with respect to the Assigned Notes; and

(h) as of the Effective Date, $[_________] is the outstanding principal balance of the Assigned Notes.

5. Assignee hereby represents and warrants to Assignor and the Company that:

(a) Assignee is receiving the Assigned Notes for its own accounts and not with a view to the distribution thereof;

(b) Assignee understands that the Assigned Notes have not been registered under the Securities Act or the securities laws of any state and may be sold or transferred only if registered pursuant to the Securities Act and any applicable state securities laws or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Assigned Notes under the Securities Act or any applicable state securities laws;

(c) it has, independently and without reliance upon the Holder Representative or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase such Assigned Notes; and

(d) Assignee has been provided a copy of each of the Note Documents, and understands that the Assigned Notes are subject to the terms thereof, including restrictions on the transfer of the Assigned Notes.

6. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

7. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8. Assignor and Assignee agree to cooperate and execute any and all additional documents and to take all additional actions which may be reasonably necessary or appropriate to carry out the purposes of this Assignment, including Assignee providing to the Holder Representative such administrative details and questionnaire as may be requested by the Holder Representative together with properly completed and duly signed applicable Internal Revenue Service Forms W-9 or W-8 certifying that such Assignee is exempt from federal backup withholding.

9. Wherever possible, each provision of this Assignment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment.

10. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Additionally, the parties intend that one or more party may sign this Assignment by electronic means.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed on the dates indicated below to be effective as of the Effective Date.

ASSIGNOR:

[_________]

By:
Name:
Title:

Assignor’s Information:

Address:

[_________]

ASSIGNEE:

[_________]

By:
Name:
Title:

Assignee’s Information: Address:

[___________]

Acknowledged and Agreed:
REEDS, INC.

By:
Name:
Title:

Wilmington Savings Fund Society, FSB,
as Holder Representative

By:
Name:
Title:

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of May [___], 2022, between Reed’s, Inc., a Delaware corporation (the “Company”), and each of the several Holders (as defined below) signatory hereto.

The Company and each Holder hereby agrees as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Interest” shall have the meaning specified in Section 2(d).

“Advice” shall have the meaning set forth in Section 6(d).

“Applicable Notes” shall have the meaning set forth in Section 2(d).

“Commission” means the Securities and Exchange Commission., or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Deferral Period” shall have the meaning set forth in Section 3(j).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 70th calendar day following the Initial Closing Date (as defined in the Notes) (or, in the event of a “full review” by the Commission, the 90th calendar day following the Initial Closing Date) and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 45th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of a “full review” by the Commission, the 90th calendar day following the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 45th calendar day following the Initial Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the beneficial owner or beneficial owners, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Notes” means the Convertible Promissory Notes issued pursuant to that certain Note Purchase Agreement, dated as of May [___], 2022, between the Company and each purchaser identified in the schedule of purchasers attached thereto.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Proceeding” means an action, claim, suit, investigation or proceeding (including an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issuable pursuant to the terms of the Notes then issued and outstanding, including shares issuable upon conversion, any Additional Shares (as defined in the Notes), shares issuable upon any Interest Make-Whole Payment (as defined in the Notes), and shares issuable as payment of any portion of an Amortization Payment (as defined in the Notes), in each case calculated without a limitations on the beneficial ownership of shares of Common Stock contained in the Notes, and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) if (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders and all restrictive legends associated with such securities have been removed.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder” means a Holder that has completed and timely submitted a Selling Stockholder Questionnaire to the Company for the inclusion of its securities in a Registration Statement.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Trading Day” shall have the meaning set forth in the Notes.

“Transfer Agent” means Transfer Online, Inc., the current transfer agent of the Company with respect to the Common Stock, with a mailing address of 512 SE Salmon St. Portland, OR 97214 and a facsimile number of (503) 227-6874, and any successor transfer agent of the Company with respect to the Common Stock.

2. Shelf Registration.

(a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by Holders representing at least 50.1% of the Registrable Securities covered by such Registration Statement) substantially the “Plan of Distribution” attached hereto as Annex A and substantially the “Selling Stockholder” section attached hereto as Annex B. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders and all restrictive legends associated with such securities have been removed (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 4:00 p.m. (New York City time) on a Trading Day. The Company shall immediately notify the Holders via e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e) with respect to filing on Form S-3 or other appropriate form, and subject to the provisions of Section 2(d) with respect to Additional Interest; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including Compliance and Disclosure Interpretation 612.09.

(c) Notwithstanding any other provision of this Agreement and subject to the payment of Additional Interest pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by each Holder whose Registrable Securities are to be included in such Registration Statement. In the event of a cutback hereunder, the Company shall give the Holder at least three (3) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d) If any of the following events (any such event, an “Event”) shall occur, then additional cash interest (the “Additional Interest”) shall become payable by the Company pursuant to the terms of the Notes covering securities registrable in the applicable Registration Statement (“Applicable Notes”) to each of the Selling Stockholders as follows:

(i) if the Initial Registration Statement has not been filed with the Commission on or prior to the Filing Date, then commencing on the first calendar day following the Filing Date, Additional Interest shall accrue on the aggregate outstanding principal amount of such Selling Stockholder’s Applicable Notes at a rate of 0.50% per annum;

(ii) if a Registration Statement registering for resale all of the Registrable Securities has not been declared effective on or prior to the applicable Effectiveness Date, then commencing on the day that is the first calendar day following Effectiveness Date, Additional Interest shall accrue on the aggregate outstanding principal amount of such Selling Stockholder’s Applicable Notes at a rate of 0.50% per annum;

(iii) if a Registration Statement has been declared or becomes effective but ceases to be effective or ceases to be usable for the offer and sale of the Registrable Securities (other than in connection with a Deferral Period) at any time during the Effectiveness Period and the Company does not cure the lapse of effectiveness or usability within ten (10) calendar days (or, if a Deferral Period is then in effect, within ten (10) calendar days following the expiration of such Deferral Period), then Additional Interest shall accrue on the aggregate outstanding principal amount of such Selling Stockholder’s Applicable Notes at a rate of 0.50% per annum;

(iv) if the Company, through its omission, fails to name a Holder as a Selling Stockholder and such Selling Stockholder had complied timely with its obligations hereunder in a manner to entitle such selling securityholder to be so named in (A) the Registration Statement at the time it first became effective or (B) any Prospectus at the later of time of filing thereof or the time the Registration Statement of which the Prospectus forms a part becomes effective, then Additional Interest shall accrue, on the aggregate outstanding principal amount of the Applicable Notes held by such Selling Stockholder, at a rate of 0.50% per annum; and

(v) if the aggregate duration of Deferral Periods for a Registration Statement in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(j), then commencing on the day after the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period, Additional Interest shall accrue on the aggregate outstanding principal amount of the Applicable Notes at a rate of 0.50% per annum;

provided, however, that (1) upon the filing and effectiveness (whether upon such filing or otherwise) of the Registration Statement (in the case of Section 2(d)(i) and Section 2(d)(ii)), (2) upon such time as the Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of Section 2(d)(iii)), (3) upon the time such Holder is permitted to sell its Registrable Securities pursuant to any Registration Statement and Prospectus in accordance with applicable law (in the case of Section 2(d)(iv) above), or (4) upon the termination of the Deferral Period referred to in Section 2(d)(v), Additional Interest shall cease to accrue (without in any way limiting the effect of any subsequent Event requiring the payment of Additional Interest).

Any amounts of Additional Interest due pursuant to this Section 2(d) will be payable in cash on the next succeeding interest payment date to Holders entitled to receive such Additional Interest on the relevant record dates for the payment of interest; provided that any accrued and unpaid Additional Interest with respect to (x) any Notes or portion thereof submitted for conversion, (y) the amortized principal amount of any Notes and (z) any Notes or portion thereof submitted for repurchase on a Fundamental Change Repurchase Date (as defined in the Notes) and not withdrawn, shall, in each case, be paid in the manner provided for the payment of interest in the Notes.

Notwithstanding anything to the contrary provided in this Agreement, the Company shall not be liable for Additional Interest as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered solely due to SEC Guidance until such time as the provisions of this Agreement as to the additional Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2(d) shall once again apply, if applicable.

The Additional Interest rate on the Notes shall not exceed in the aggregate 0.50% per annum and shall not be payable under more than one clause of this Section 2(d) for any given period of time.

Nothing shall preclude a Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

(e) If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(f) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as an underwriter without the prior written consent of such Holder.

3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex C (a “Selling Stockholder Questionnaire”) on a date that is not more than five (5) Trading Days following the date of this Agreement. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within five (5) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence or as detailed in Section 3(c). Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 3 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by each Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement on Form S-3 or such other form available to register for resale those Registrable Securities covering the resale by the Holders of not less than the number of such Registrable Securities. In addition, from and after the effective date of any Registration Statement, the Company shall use its commercially reasonable efforts, on the first Business Day of each month (i) to file with the Commission a post-effective amendment to such Registration Statement or to prepare and, if permitted or required by applicable law, to file a supplement to the Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that each Holder that delivered a Selling Stockholder Questionnaire prior to the 20th day of the prior month is named as a selling securityholder in such Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; (ii) provide such Holder as many copies of any documents filed as such Holder reasonably requests; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Section 3(c); provided that if such Selling Stockholder Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Selling Stockholder Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) below, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day:

(i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

(ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information;

(iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceedings for such purpose;

(v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus;

provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries, and the Company agrees that the Holders shall not have any duty of confidentiality to the Company or any of its Subsidiaries and shall not have any duty to the Company or any of its Subsidiaries not to trade on the basis of such information. A Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notices from the Company otherwise required by this Section 3(d); provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), (x) the Company shall not deliver any such notices to such Holder and such Holder shall no longer be entitled to the rights associated with any such notice and (y) each time prior to such Holder’s intended use of an effective Registration Statement, such Holder will notify the Company in writing at least two (2) Trading Days in advance of such intended use, and if a notice of an event specified in this Section 3(d) was previously delivered (or would have been delivered but for the provisions of an Opt-Out Notice by the Holder) and the related suspension period remains in effect, the Company will so notify such Holder, within one (1) Trading Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice, and thereafter will provide such Holder with written notice of the conclusion of such event promptly following its availability.

(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) Prior to any resale of Registrable Securities by a Holder, (i) use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or blue sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction and (ii) cooperate with the Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority (or any successor agency thereto).

(i) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Notes, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j) Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of Additional Interest as required pursuant to Section 2(d), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period (the “Deferral Period”).

(k) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l) The Company shall use its best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(m) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any Additional Interest that is accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

(n) The Company shall comply with all applicable rules and regulations of the Commission, and shall make generally available to its securityholders an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of any Registration Statement and in any event no later than forty-five (45) days after the end of the twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of any Registration Statement.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include: (i) all registration and filing fees (including fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any trading market or exchange on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or blue sky laws reasonably agreed to by the Company in writing (including fees and disbursements of counsel for the Company in connection with state securities or blue sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Note Documents (as defined in the Notes), any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), or (iii) any such Losses arise out of the Holder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(f).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that (i) such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (i) such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Party.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the net proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. For the avoidance of doubt nothing in this Agreement shall prohibit the Company, at any time, from preparing and filing with the Commission a registration statement relating to an offering for its own account under the Securities Act, a registration statement and/or amendments thereto, including post-effective amendments, relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder or from filing amendments to registration statements filed prior to the date of this Agreement, a registration statement on Form S-8 or, in connection with an acquisition, on Form S-4.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (via email or otherwise) (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(e) Rule 144. So long as any Registrable Securities remain outstanding, the Company shall (i) make and keep public information available, as those terms are understood and defined in Rule 144 of the Securities Act, and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rule 144 of the Securities Act, and (ii) file in a timely manner all reports and other documents with the Commission required under the Exchange Act, as long as the Company remains subject to such requirements. The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6(e) shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50.1% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of the Notes, without regard to any limitations on beneficial ownership contained therein), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver, amendment or modification done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(f). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(g) Entire Agreement. The Note Documents (as defined in the Notes), together with the exhibits, annexes and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. In each case notice shall be sent to:

If to the Holder, addressed to the address provided to the Company.

If to the Company, addressed to:

Norman E. Snyder, Jr.

CEO

Reed’s, Inc.

201 Merritt 7 Corporate Park,

Norwalk, CT 06851

E-Mail: nsnyder@reedsinc.com

With a copy to (which will not constitute notice):

Ruba Qashu

Raines Feldman LLP

18401 Von Karman Avenue, Suite 360

Irvine, CA 92612

E-Mail: rqashu@raineslaw.com

or to such other place and with such other copies as each party may designate as to itself by written notice to the others.

(i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder and each Indemnified Party as set forth in Section 5. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of the Notes, without regard to any limitations on beneficial ownership contained therein). The Company hereby agrees to extend the benefits of this Agreement to any Holder (including, to avoid doubt, any Holder that receives Notes upon transfer), and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

(j) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except for the Registration Rights Agreement, dated as of March 10, 2022, between the Company and each of the several purchasers signatory thereto, the Company does not have any obligation to any Person to register securities that are not subject to a registration statement previously declared effective.

(k) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

(l) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(m) WAIVER OF JURY TRIAL. IN ANY PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(n) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(o) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(p) Headings; Interpretation; Construction. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof. Unless the context otherwise requires, any reference in this Agreement to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time, and the word “including” shall be deemed to be followed by the words “without limitation.” The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

(q) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Reed’s, Inc.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Holder:

[____________________]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Annex A

Plan of Distribution

We are registering the shares of common stock issuable upon conversion of, or payment of amortization or interest with respect to, the Notes to permit the resale of these shares of common stock by the holders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

Sales of shares of our common stock by the selling stockholders named in this prospectus may be made from time to time in one or more transactions in the over-the-counter market, on any exchange or quotation system on which shares of our common stock may be listed or quoted, in negotiated transactions or in a combination of any such methods of sale, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The shares may be offered directly, to or through agents designated from time to time or to or through brokers or dealers, or through any combination of these methods of sale. The methods by which the shares may be sold include:

●	block trades (which may involve crosses) in which the broker or dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker or dealer as principal and resales by the broker or dealer for its own account pursuant to this prospectus;

●	exchange distributions or secondary distributions in accordance with the rules of the applicable exchange;

●	ordinary brokerage transactions and transactions in which the broker or dealer solicits purchasers;

●	privately negotiated transactions;

●	the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	the settlement of short sales;

●	a combination of any of the foregoing methods of sale; and

●	any other method permitted by applicable law.

An agent, broker or dealer may receive compensation in the form of discounts, concessions or commissions from the selling stockholders or the purchasers of the shares for whom such brokers or dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker or dealer might be in excess of customary commissions). A member firm of an exchange on which our common stock is traded may be engaged to act as the selling stockholders’ agent in the sale of shares by the selling stockholders.

In connection with distributions of the shares of our common stock offered by this prospectus or otherwise, the selling stockholders may enter into hedging transactions with brokers or dealers or other financial institutions with respect to our common stock. In connection with these transactions, the brokers or dealers or other financial institutions may engage in short sales of our common stock in the course of hedging the positions they assume with the selling stockholders. The selling stockholders may also sell our common stock short to effect its hedging transactions and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

In addition, any shares of our common stock covered by this prospectus that qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

The aggregate proceeds to the selling stockholders from the sale of the shares of common stock offered by it pursuant to this prospectus will be the purchase price of the shares less discounts or commissions, if any. The selling stockholders reserve the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of shares of common stock to be made directly or through agents.

To the extent required, the shares to be sold, the name of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealers or underwriters, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

Each broker-dealer that receives our common stock for its own account pursuant to this prospectus must acknowledge that it will deliver the prospectus in connection with any sale of our common stock. If required, this prospectus may be amended or supplemented on a continual basis to describe a specific plan of distribution. We will make copies of this prospectus available to the selling stockholders, brokers and dealers for purposes of satisfying the prospectus delivery requirements of the Securities Act, if applicable.

In order to comply with the securities laws of some states, if applicable, the shares of common stock offered by this prospectus may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the shares may not be sold unless they have been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with as part of such sale.

The selling stockholders and any other person participating in such distribution will be subject to certain provisions of the Exchange Act. The Exchange Act rules include Regulation M, which may limit the timing of purchases and sales of any of our common stock by the selling stockholders and any other such person. In addition, Regulation M of the Exchange Act may restrict the ability of any person engaged in the distribution of our common stock to engage in market-making activities with respect to the common stock. In addition, the anti-manipulation rules under the Exchange Act may apply to sales of the securities in the market. All of the foregoing may affect the marketability of the securities and the ability of any person to engage in market-making activities with respect to the securities.

The selling stockholders and any brokers, dealers, agents or others that participate with the selling stockholders in the distribution of the shares offered by this prospectus may be deemed to be “underwriters” within the meaning of the Securities Act, and any underwriting discounts, commissions or fees received by such persons and any profit on the resale of the shares purchased by such persons may be deemed to be underwriting commissions or discounts under the Securities Act. If the selling stockholders is deemed to be an “underwriter” within the meaning of the Securities Act, it will be subject to the prospectus delivery requirements of the Securities Act. We will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders, brokers and dealers for the purpose of satisfying the prospectus delivery requirements of the Securities Act, if applicable.

There can be no assurance that the selling stockholders will sell any or all of the shares of our common stock offered hereby.

We will bear all fees and expenses in connection with the preparation and filing of the registration statement of which this prospectus is a part. The fees and expenses of registration to be borne by us referred to in the foregoing sentence shall include registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees, listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of our counsel. We estimate that the total expenses payable by us in connection with the preparation and filing of the registration statement of which this prospectus is a part will be $[___]. We will indemnify the selling stockholders against liabilities, including certain liabilities under the Securities Act. We may be indemnified by the selling stockholders against liabilities, including certain liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus.

Any underwriter, dealers and agents engaged by the selling stockholders may engage in transactions with us or the selling stockholders, or perform services for us or the selling stockholders, in the ordinary course of business.

Annex B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable to the selling stockholders upon conversion of, or payment of amortization or interest with respect to, the Notes. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the Notes, the selling stockholders have not had any material relationship with us within the past three years.

For purposes of this prospectus, “selling securityholders” includes the securityholders listed below and their permitted transferees, pledgees, assignees, distributees, donees or successors or others who later hold any of the selling securityholders’ interests. To the extent required, we will file a supplement to this prospectus (or a post-effective amendment hereto, if necessary) to name successors to any named selling shareholders who are able to use this prospectus to resell the ordinary shares registered hereby.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by each selling stockholder, based on its ownership of the shares of common stock and the Notes, as of [______], assuming full conversion of the Notes held by the selling stockholders on that date, without regard to any limitation on conversion.

In accordance with the terms of registration rights agreement with the holders of the notes, this prospectus generally covers the resale of that number of shares of common stock equal to the number of shares of common stock issuable upon conversion of, or payment of amortization or interest with respect to, the Notes, determined as if the outstanding Notes were converted, as applicable, in full (including the interest make-whole payment that would apply and any additional shares issuable upon conversion in connection with a make-whole fundamental change as if the conversion had occurred on such date), in each case as of the trading day immediately preceding the date this registration statement was initially filed with the SEC[, less amounts that were previously registered for resale]. Notwithstanding the foregoing, the maximum number of shares that may be resold under this prospectus is [______], which[, together with the [___] shares of common stock previously registered for resale on [___],] is the maximum number of shares that we may issue to settle conversions or make amortization or interest payments [until the time, if any, that our stockholders have approved [the issuance of a greater number of shares in accordance with Nasdaq listing standards][an amendment to our certificate of incorporation to increase the number of authorized shares of common stock]].

The amounts listed in the third and fourth columns reflect the number of shares being offered by each selling stockholder and the number of shares remaining following the sale of such shares, respectively. The amounts listed do not assume sales by any other selling stockholder and are subject to the maximum number of shares that may be resold under this prospectus.

Under the terms of the Notes, a selling shareholder may not convert or be issued shares of common stock to the extent such conversion or issuance would cause such selling shareholders, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 9.9% of our then outstanding common stock following such conversion or issuance, excluding for purposes of such determination shares of common stock issuable upon conversion of any Notes that have not been converted. The number of shares in the second and fourth columns do not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

[Selling Stockholder Table to be Included]

Annex C

REED’S, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of Registrable Securities understands that the Company has filed or intends to file the Commission a Registration Statement for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of Registrable Securities in accordance with the terms of a Registration Rights Agreement, dated May [●], 2022 (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Registration Rights Agreement (including certain indemnification provisions, as described below). Any beneficial owner of Registrable Securities wishing to include its Registrable Securities in the Registration Statement must deliver to the Company a properly completed and signed Notice and Questionnaire.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder:

_______________________________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

_______________________________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

_______________________________________________

2.	Address for Notices to Selling Stockholder.

_______________________________________________

_______________________________________________

_______________________________________________

Telephone: ______________________________________

Fax: ____________________________________________

Contact Person: ___________________________________

Email address of Contact Person: _______________________

3.	Beneficial Ownership of Registrable Securities.

(a)	Type and Number of Registrable Securities beneficially owned:

_______________________________________________

_______________________________________________

_______________________________________________

(b)	Number of shares of Common Stock to be registered pursuant to this Notice for resale:

_______________________________________________

_______________________________________________

_______________________________________________

4.	Broker-Dealer Status.

(a)	Are you a broker-dealer?

Yes _____ No _____

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes _____ No _____

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes _____ No _____

Note: If yes, provide a narrative explanation below:

_______________________________________________

_______________________________________________

_______________________________________________

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes _____ No _____

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder. Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

_______________________________________________

_______________________________________________

_______________________________________________

6.	Relationships with the Company. Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

_______________________________________________

_______________________________________________

7.	Plan of Distribution. The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

_______________________________________________

_______________________________________________

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

[____________________]

By:
Name:
Title:
Dated:	[____________________]

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: [               ]

COLLATERAL SHARING AGREEMENT

This COLLATERAL SHARING AGREEMENT (“Agreement”), dated as of May 9, 2022 is among ALTERNA CAPITAL SOLUTIONS LLC, a Florida limited liability company (the “ABL Creditor”), REED’S, INC., a Delaware corporation (the “Debtor”) and Wilmington Savings Fund Society, FSB, on behalf of the noteholders under the Promissory Notes (defined below) not in its individual capacity but solely in its capacity as Noteholder Representative (as defined below) and as collateral agent thereunder (in such capacity, together with its successors and assigns, the “Collateral Agent”).

RECITALS

A. The Debtor has entered into that certain Ledgered ABL Agreement dated as of March 28, 2022 (the “ABL Agreement”) with the ABL Creditor and shall incur new obligations to the ABL Creditor, direct and indirect, absolute and contingent (the “ABL Obligations”), secured by the ABL Collateral (defined below).

B. The Debtor has entered into that certain Note Purchase Agreement, dated as of May 9, 2022, with Wilmington Savings Fund Society, FSB, in its capacity as representative for the holders of Notes (the “Holder Representative”), and the purchasers from time to time party thereto, pursuant to which the Company has agreed to issue and sell to the purchasers certain secured convertible promissory notes (collectively, the “Promissory Notes”) with Collateral Agent acting for its benefit and the benefit of the purchasers as set forth in the Promissory Notes pursuant to which such purchasers will purchase notes from the Debtor, which are guaranteed by the subsidiaries of the Debtor and secured by substantially all of the assets of the Debtor, including all Intellectual Property (the “Note Collateral”).

C. The Creditors are executing this Agreement to (i) govern and confirm the relative priority of the security interests of ABL Creditor and Collateral Agent in the assets and properties of Debtor, (ii) provide for the orderly allocation among the ABL Creditor and the Collateral Agent, in accordance with such priorities, of proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof and (iii) address certain related matters.

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Creditors hereby agree as follows:

AGREEMENT

1. Definitions and Index to Definitions. All capitalized terms used but not defined herein shall have the meaning as set forth in the Uniform Commercial Code then in effect. The following terms shall the meanings set forth below:

1.1 “ABL Agreement” – See Recital A.

1.2 “ABL Collateral” - All now owned and hereafter acquired personal property and fixtures, and proceeds thereof, (including proceeds of proceeds) of Debtor including without limitation: Accounts including accounts receivable; Chattel Paper; Inventory; Equipment; Instruments, including Promissory Notes; Investment Property; Documents; Deposit Accounts; Letter of Credit Rights; General Intangibles; and Supporting Obligations and exclusive of all intellectual property of Debtor now owned and hereafter acquired.

1.3 “ABL Creditor” - See Preamble.

1.4 “ABL Obligations” - See Recital A.

1.5 “ABL Priority Collateral” – Shall be the ABL Collateral (other than Note Priority Collateral) and all substitutions, replacements, accessions, products and proceeds (including, without limitation, insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing except to the extent constituting Note Priority Collateral.

1.6 “Creditors” - The ABL Creditor and the Collateral Agent.

1.7 “Collateral Agent” - See Preamble.

1.8 “Debtor” – See Preamble.

1.9 “DIP Financing” – See 3.6.

1.10 “Note Collateral” – See Recital B.

1.11 “Note Obligations” – Obligations of the Debtor to the Collateral Agent secured directly or indirectly by the Note Collateral.

1.12 “Note Priority Collateral” – Shall mean all (i) equipment and fixtures; (ii) any interest (fee, leasehold or otherwise) in any real property; (iii) intellectual property; (iv) equity interests in all direct and indirect subsidiaries of Debtor; (v) intercompany debt; (vi) to the extent evidencing, governing, securing or otherwise reasonably related to any of the foregoing, all Documents, General Intangibles, Instruments, Letters of Credit, Letter of Credit Rights and Supporting Obligations (each as defined in the UCC); provided, however, that to the extent any of the foregoing also evidence, govern, secure or otherwise reasonably relate to any ABL Priority Collateral or identifiable proceeds therefrom only that portion that evidences, governs, secures or primarily relates to any of the categories enumerated in this definition shall constitute Note Priority Collateral and not ABL Priority Collateral; (viii) all books, records and documents related to the foregoing (including databases, customer lists and other records, whether tangible or electronic, which contain information relating to any of the foregoing); (ix) all proceeds of any or all of the foregoing in whatever form received, including proceeds of business interruption and other insurance and claims against third parties to the extent relating to Note Priority Collateral; (x) commercial tort claims or other claims and causes of action, in each case, solely to the extent related to any Note Priority Collateral or identifiable proceeds thereof; and (xi) General Intangibles (other than Payment Intangibles and General Intangibles relating to Accounts and Inventory).

1.13 “Note Security Interest” – Any security interest of Collateral Agent in the Note Collateral.

1.14 “Noteholder Representative” – Wilmington Savings Fund Society, FSB, in its capacity as contractual representative for the noteholders under the Promissory Notes, together with its successors and assigns.

1.15 “Party” – Debtor and Creditors.

1.16 “Purchasing Noteholders” – See 6.1.

1.17 “Promissory Note” – See Recital B.

1.18 “Termination Event” – Discharge of either the ABL Obligations or the Note Obligations.

2. Priority.

2.1 Notwithstanding the terms or provisions of any agreement or arrangement which either Creditor may now or hereafter have with the Debtor or any rule of law and irrespective of the time, order or method of attachment or perfection of any security interest or the recordation or other filing in any public record of any financing statement:

2.1.1 The security interest of the Collateral Agent in the Note Priority Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be senior to any security interest therein held by the ABL Creditor.

2.1.2 The security interest of the ABL Creditor in the ABL Priority Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be senior to any security interest therein held by the Collateral Agent.

2.1.3 As between ABL Creditor and the Collateral Agent, the terms of this Agreement, including the priorities set forth above, shall govern even if part or all of the ABL Obligations or Note Obligations or the liens securing payment and performance thereof are not perfected or are subordinated, avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

2.1.4 The parties hereto agree, subject to the provisions of this Agreement and at the Debtor’s sole expense to cooperate in good faith in order to determine, upon any request by the ABL Creditor or the Collateral Agent, the specific assets included in the ABL Priority Collateral and the Note Priority Collateral.

3. Covenants.

3.1 At the written request of ABL Creditor, Collateral Agent will release any lien and security interest it has on the ABL Priority Collateral to facilitate its transfer or sale so long as the net proceeds thereof received by the ABL Creditor are applied against the ABL Obligations and any excess is paid to the Collateral Agent to be applied against the Note Obligations. At the request of Collateral Agent (as directed by the Majority Holders (as defined in the Promissory Notes)), ABL Creditor will release any lien and security interest it has on the Note Priority Collateral to facilitate its transfer or sale so long as the net proceeds thereof received by the Collateral Agent are applied against the Note Obligations and any excess is paid to the ABL Creditor to be applied against the ABL Obligations.

3.2 Any proceeds of the ABL Priority Collateral, or proceeds thereof, received by the Collateral Agent in violation of this Agreement shall be paid to the ABL Creditor on demand. Any proceeds of the Note Priority Collateral, or proceeds thereof, received by the ABL Creditor in violation of this Agreement shall be paid to the Collateral Agent on demand. All Proceeds of ABL Priority Collateral resulting from the disposition of such collateral pursuant to any exercise of remedies, a disposition of all or substantially all assets during the pendency of an event of default under the ABL Agreement, or a disposition during any insolvency or liquidation proceeding, as and when received by the Collateral Agent, will be paid to the ABL Creditor and applied against the ABL Obligations. All Proceeds of Note Priority Collateral resulting from the disposition of such collateral pursuant to any exercise of remedies, a disposition of all or substantially all assets during the pendency of an event of default under the Promissory Notes, or a disposition during any insolvency or liquidation proceeding, as and when received by the ABL Creditor, will be paid to the Collateral Agent and applied against the Note Obligations.

3.3 In connection with any enforcement action by ABL Creditor, Collateral Agent hereby grants, without recourse or representation or warranty (express or implied) or any obligation to ensure that any such Collateral is genuine or owned by the Debtor or to protect or preserve any rights or benefits of any Person, to the extent legally permitted to do so, to ABL Creditor a non-exclusive, royalty free license with respect to any Note Priority Collateral consisting of trademarks and pertaining to the ABL Priority Collateral solely for purposes of disposing, collecting, or otherwise realizing on any of the ABL Priority Collateral pursuant to the rights of the ABL Creditor as set forth in the ABL Obligations, the UCC of any applicable jurisdiction and other applicable law. Notwithstanding anything to the contrary contained herein, any purchaser or assignee of ABL Priority Collateral pursuant to the exercise by ABL Creditor of any of its rights or remedies with respect thereto shall have the right to sell or otherwise dispose of any such ABL Priority Collateral to which any such Intellectual Property is affixed. The license and right herein shall continue in full force and effect until the earlier of (i) two hundred and seventy (270) days from the commencement of enforcement action by the ABL Creditor and (ii) the date upon which all ABL Priority Collateral has been sold, transferred or otherwise disposed of (or, if sooner, the discharge of ABL Obligations and termination of the ABL Agreement) notwithstanding (i) any exercise of remedies by Collateral Agent with respect to any Note Priority Collateral or (ii) any voluntary or involuntary transfer or assignment of any of such Note Priority Collateral consisting of intellectual property or any rights therein.

3.4 If Debtor becomes subject to any insolvency proceeding, until the discharge of the Note Obligations has occurred, ABL Creditor will raise no objection to, nor support any other Person objecting to, and will be deemed to have consented to, the use of any Note Priority Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other bankruptcy law to the extent consented to by Collateral Agent (as directed by the Majority Holders).

3.5 If Debtor becomes subject to any insolvency proceeding, until the discharge of the ABL Obligations has occurred, Collateral Agent will raise no objection to, nor support any other Person objecting to, and will be deemed to have consented to, the use of any ABL Priority Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other bankruptcy law to the extent consented to by ABL Creditor.

3.6 If either ABL Creditor or Collateral Agent provide any post-petition financing under Section 364 of the Bankruptcy Code, or any comparable provision of any other bankruptcy law, (a “DIP Financing”), any liens securing such DIP Financing will be subject to the terms of this Agreement.

4. Enforcement of Security Interest.

4.1 The ABL Creditor shall have no right to take any action with respect to the Note Priority Collateral unless and until all Note Obligations have been fully and indefeasibly paid, and the the perfection of the Collateral Agent’s security interests therein have been terminated. The Collateral Agent shall have no right to take any action with respect to the ABL Priority Collateral unless and until all ABL Obligations have been fully and indefeasibly paid, and the ABL Creditor has terminated the perfection of its security interests therein.

5. Notice of default

5.1 Collateral Agent shall notify ABL Creditor, in writing, promptly upon the default by Debtor in the performance of the Note Obligations. ABL Creditor shall notify Noteholder Representative and the Collateral Agent, in writing, promptly upon the default by Debtor in the performance of the ABL Obligations.

6. Purchase of ABL Obligations.

6.1 At any time after the occurrence and continuance of a default by the Debtor in the performance of the ABL Obligations each noteholder under the Promissory Notes shall have the right to purchase all of the ABL Obligations by payment to the ABL Creditor of the unpaid balance thereof (“Unpaid Balance”), on a pro rata basis among the noteholders electing to purchase the ABL Obligation (the “Purchasing Noteholders”).

6.2 Upon receipt of notice by ABL Creditor from Purchasing Noteholders of their intention to consider purchasing the ABL Obligations, ABL Creditor shall provide copies of all documents evidencing the ABL Obligations and all security agreements relating thereto to the Purchasing Noteholders, at the expense of the Purchasing Noteholders.

6.3 Within a reasonable time after receipt of notice by ABL Creditor from Purchasing Noteholders of their intention to purchase the ABL Obligations, ABL Creditor shall:

6.3.1 Provide Purchasing Noteholders with a computation of the Unpaid Balance;

6.3.2 Contemporaneously with the receipt of the Unpaid Balance, execute an assignment, without recourse to the ABL Creditor, of the ABL Obligations, and all collateral and guarantees supporting same, in a form reasonably acceptable to Purchasing Noteholders and ABL Creditor.

7. Inducement.

7.1 This Agreement is entered as a specific inducement to the noteholders under the Promissory Notes to provide credit accommodations to the Debtor.

8. Applicable Law.

8.1 This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of New York.

9. Modification.

9.1 Only a writing signed by all parties hereto may amend this Agreement. No failure or delay in exercising any right hereunder shall impair any such right that either Creditor may have, nor shall any waiver by any Creditor hereunder be deemed a waiver of any default or breach subsequently occurring. Each Creditor’s rights and remedies herein are cumulative and not exclusive of each other or of any rights or remedies that each Creditor would otherwise have.

10. Term.

10.1 This Agreement shall terminate upon the occurrence of a Termination Event.

11. [RESERVED]

12. Notice.

12.1 All notices shall be effective upon receipt and shall be made by: (a) the sending of an email to one of the email addresses below or (b) delivery to a recognized overnight delivery service of a properly addressed notice, delivery prepaid, with instructions to make delivery on the next business day. For purposes hereof, the addresses of the parties are as set forth below or as may otherwise be specified from time to time in a writing sent by one party to the other in accordance with the provisions hereof:

ABL Creditor

Address:	2420 Lakemont Avenue, Suite 350
Orlando, FL 32814
Officer:	Eugene Stanley Carpenter, President
Email:	scarpenter@alternacs.com

Collateral Agent

Wilmington Savings Fund Society, FSB, as Collateral Agent

Address:	WSFS Bank Center
500 Delaware Avenue, 11th Floor
Wilmington, DE 19801
Attention:	Global Capital Markets – Reed’s Inc
Email:	rgoldsborough@wsfsbank.com

Debtor

Address:	201 Merritt 7
Norwalk, CT 06851
Officer:	Thomas Spisak, Chief Financial Officer
Email:	tspisak@reedsinc.com

13. Counterparts.

13.1 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement and the transactions contemplated hereby, shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties to this Agreement consent to conduct the transactions contemplated hereunder by electronic means.

14. CONFLICTS And Avoidance Issues

14.1 If ABL Creditor is required in any insolvency proceeding or otherwise to turn over or otherwise pay to the estate Debtor or any other person any amount (a “Recovery”), then the ABL Obligations shall be reinstated to the extent of such Recovery and the ABL Creditor shall be entitled to a discharge of ABL Obligations with respect to all such recovered amounts. If Collateral Agent is required in any insolvency proceeding or otherwise to turn over or otherwise pay to the estate of Debtor or any other person any Recovery, then the Note Obligations shall be reinstated to the extent of such Recovery and the Collateral Agent shall be entitled to a discharge of Note Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to any Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

14.2 Notwithstanding anything in the ABL Agreement or the Promissory Notes to the contrary, in the event of any conflict between the provisions of this Agreement and the provisions of the ABL Agreement or the Promissory Notes, the provisions of this Agreement shall govern. Additionally, in the event of any conflict between the provisions of this Agreement and the Promissory Notes relating to the rights of the Collateral Agent as against the Debtor and the noteholders under the Promissory Notes, the Promissory Notes shall govern.

15. CONCERNING THE COLLATERAL AGENT

15.1 Wilmington Savings Fund Society, FSB is entering into this Agreement not in its individual capacity, but solely in its capacity as “Collateral Agent” under the Promissory Notes. Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary duty, regardless of whether a default or event of default has occurred and is continuing, on the Collateral Agent. Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same in its capacity as Collateral Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ABL CREDITOR:	ALTERNA CAPITAL SOLUTIONS LLC

By:
Name:
Title:

COLLATERAL AGENT
AND HOLDER REPRESENTATIVE:	Wilmington Savings Fund Society, FSB

By:
Name:
Title:

DEBTOR:	REED’S, INC.

By:
Name:
Title:

APPENDIX 2

Reed’s, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby adopts this Certificate of Amendment (this “Certificate of Amendment”), which amends its Certificate of Incorporation (the “Certificate of Incorporation”), as described below, and does hereby further certify that:

FIRST: The Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the amendment to the Certificate of Incorporation described herein, and the Corporation’s stockholders duly adopted such amendment, all in accordance with the provisions of Section 242 of the DGCL.

SECOND: Article FOURTH of the Certificate of Incorporation is hereby amended by adding the following paragraph to the end of such Article:

“That, effective on the filing of this Certificate of Amendment of Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[●]1 reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [●] shares of Common Stock outstanding and held of record by each stockholder of the Corporation immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one (1) additional whole share of Common Stock; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock have been reclassified; and (ii) with respect to holders of shares of Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one (a) additional share of Common Stock automatically and without any action by the holder.

The total number of shares of capital stock which the Corporation shall have authority to issue is 180,000,500 shares consisting of (a) 180,000,000 shares of Common Stock, $0.0001 par value per share (the “Common Stock”) and (b) 500,000 shares of Preferred Stock, $10.00 par value per share (the “Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series. The board of directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The board of directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the board of directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

1 Final split ratio, within a range of 1-for-6 to 1-for-25, inclusive, to be determined by Board of Directors pursuant to authority granted by stockholders, as described in the accompanying proxy statement.